UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: February 29, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	February 29, 2012

Fundamental Equity Growth Funds
Capital Growth
Concentrated Growth
Flexible Cap Growth
Focused Growth
Growth Opportunities
Small/Mid Cap Growth
Strategic Growth
Technology Tollkeeper
U.S. Equity

Goldman Sachs Fundamental Equity Growth Funds

■	CAPITAL GROWTH

■	CONCENTRATED GROWTH

■	FLEXIBLE CAP GROWTH

■	FOCUSED GROWTH

■	GROWTH OPPORTUNITIES

■	SMALL/MID CAP GROWTH

■	STRATEGIC GROWTH

■	TECHNOLOGY TOLLKEEPER

■	U.S. EQUITY

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	3

Market Review	4

Portfolio Management Discussions and Performance Summaries	7

Schedules of Investments	58

Financial Statements	74

Financial Highlights	84

Notes to Financial Statements	102

Other Information	119

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs Capital Growth Fund invests primarily in U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Concentrated Growth Fund invests primarily in U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Flexible Cap Growth Fund invests primarily in U.S. equity investments in small-, mid- and large-capitalization issuers. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Focused Growth Fund invests primarily in U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Growth Opportunities Fund invests primarily in U.S. equity investments with a primary focus on mid-capitalization companies. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

The Goldman Sachs Small/Mid Cap Growth Fund invests primarily in U.S. equity investments with a primary focus on small- and mid-capitalization companies. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Strategic Growth Fund invests primarily in U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Technology Tollkeeper Fund invests primarily in equity securities of high quality technology, media or service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage (”Technology Tollkeeper” companies). Because the Fund concentrates its investments in certain specific industries, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting those industries than if its investments were more diversified across different industries. Stock prices of internet and internet-related companies in particular may be especially volatile. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs U.S. Equity Fund invests primarily in large-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

What Differentiates the Goldman Sachs Growth Team’s Investment Process?

For over 30 years, the Goldman Sachs Growth Team has consistently applied a three-step investment process based on our belief that wealth is created through the long-term ownership of growing businesses.

■ Make decisions as long-term business owners rather than as stock traders ■ Perform in-depth, fundamental research ■ Focus on long-term structural and competitive advantages
Result

Performance driven by the compounding growth of businesses over time — not short-term market movements

Long-term participation in growing businesses — less reliance on macroeconomic predictions, market timing, sector rotation or momentum

Identify high quality growth businesses. Some required investment criteria include:

■ Established brand names
■ Dominant market shares
■ Pricing power
■ Recurring revenue streams
■ Free cash flow
■ Long product life cycles
■ Favorable long-term growth prospects
■ Excellent management	Result Investments in businesses that we believe are strategically positioned for consistent, sustainable long-term growth

■ Perform rigorous valuation analysis of every potential investment

■ Use valuation tools and analytics to ensure that the high-quality business franchises we have identified also represent sound investments
Result Good investment decisions based on solid understanding of what each business is worth Attractive buying opportunities as the stock prices of quality growth businesses fluctuate over time

MARKET REVIEW

Goldman Sachs Fundamental Equity Growth Funds

Market Review

After a weak start, U.S. equities overall reflected optimistic sentiment for most of the six months ended February 29, 2012 (the “Reporting Period”). The Standard & Poor’s 500® Index (the “S&P 500 Index”) ended the Reporting Period with a double-digit gain of 13.31% and the Russell 3000® Index generated a return of 13.24%.

The Reporting Period began with a U.S. equity market decline in September, which capped an extraordinarily volatile third quarter. During the month of September, U.S. equity markets were shaken by the Federal Reserve Board’s (the “Fed”) announcement of a plan for additional monetary easing by attempting to “twist” the yield curve, or spectrum of U.S. Treasury maturities, on the grounds of general weakness in the labor market and lackluster consumer spending growth. Through its Operation Twist program, the Fed said it would extend the maturity structure of its holdings through the sale of short-term securities and the purchase of long-term securities in an effort to support the economic recovery. In addition, the prospect of contagion from a Greek sovereign debt default and the lack of agreement on a solution amongst European leaders weighed on global equity markets, including the U.S. equity market, early in the Reporting Period.

U.S. equities overall then surged in October following a preliminary plan to resolve the European sovereign debt crisis and news that the U.S. economy had grown at a 2.5% annualized rate in the third quarter of 2011, according to the advance estimate released by the Bureau of Economic Analysis. The U.S. equity market was virtually flat for the remainder of 2011, as some improving economic indicators were offset by other challenges. These challenges included the ratings downgrade of several large banks by Standard & Poor’s and the Congressional budget deficit supercommittee failing to come to agreement on spending cuts. In addition, Europe’s sovereign debt crisis deteriorated as credit conditions tightened for banks and yields on Italian and Spanish government debt hovered near unsustainable levels.

The U.S. equity market rallied broadly in January 2012, led by many of the worst performing sectors from 2011. Gains then extended into February on continued improvements in macroeconomic data, particularly in the labor market. News that the Fed reduced its outlook for near-term economic growth was offset by its commitment to low interest rates until late 2014. Also in February, fourth quarter 2011 Gross Domestic Product (“GDP”) growth was revised up from 2.8% to 3%. The Dow Jones Industrial Average closed above 13,000 in February for the first time since May 2008, and the NASDAQ reached a new 11-year high.

For the Reporting Period overall, large-cap companies performed best, followed rather closely by small-cap stocks and then mid-cap stocks. Growth stocks modestly outpaced value stocks in the large-cap and small-cap segments of the U.S. equity market; growth stocks and value stocks performed in line with each other in the mid-cap segment of the U.S. equity market. (All as measured by Russell Investments indices.) While all sectors made gains during the Reporting Period, the information technology sector dominated returns, as a number of technology companies reported strong earnings results. Other cyclical, economically-sensitive sectors, such as consumer discretionary and industrials, also posted strong returns. More defensive sectors, including utilities, telecommunication services, consumer staples and health care, lagged during the Reporting Period.

MARKET REVIEW

Looking Ahead

We remain cautiously optimistic on the U.S. equity market going forward. While we expect challenges in the overall economic environment to persist, stemming from slowing growth in some parts of the world, budgetary headwinds, ongoing regulation, political uncertainty and geopolitical tensions, we believe the U.S. economy will continue to grow. Risks also remain over strains in Europe and emerging market inflation. However, with the extreme macroeconomic concerns seemingly less likely to materialize, stock level correlations meaningfully declined by the end of the Reporting Period, dropping approximately 30% from the peak in 2011, an indication, in our view, that the market appears to be re-focusing on company level fundamentals. This seemed to be the case given the number of companies that experienced significant price moves after reporting fourth quarter earnings results.

In our view, company fundamentals at the end of the Reporting Period were stronger than ever, as well-capitalized corporations had over $1 trillion on their balance sheets and were beginning to redeploy cash, signaling confidence in the economy. We believe corporate earnings should remain resilient over the months ahead given companies’ exposures to secular and global growth as well as their increased financial and operational flexibility. We further believe equity valuations appeared attractive on a relative basis at the end of the Reporting Period. Finally, in our view, fundamentals should be rewarded more going forward as there is likely to be more dispersion at the stock level than during the prior fiscal year, which should bode well for a fundamentals-focused, active management approach.

While we anticipate continued economic recovery — albeit below trend — over the next year or two, we intend to continue to invest in companies that we believe are participating in secular growth trends, gaining market share, demonstrating pricing power to mitigate, in some cases, weaker end demand, and/or benefiting from exposure to faster growing emerging market economies. In addition, we intend to analyze businesses’ flexibility to rationalize costs in a slower economic growth climate, to help defend margins and earnings power. Our team continues to seek to identify businesses with sustainable business models, led by quality management teams, that have strong fundamental characteristics, enduring competitive advantages and the ability to preserve or increase their earnings power, generate strong free cash flow and maintain healthy balance sheets. While there will no doubt continue to be surprises over the remainder of 2012, we remain encouraged regarding the opportunities for the growth companies in our Funds’ portfolios. We intend to stay true to our long-term perspective and our investment discipline of seeking to buy high quality growth businesses trading at attractive valuations, an approach that has served our Funds well historically. At the same time, we are increasingly cognizant of risk management at the portfolio level, particularly in a market environment wherein periods of extreme volatility and correlations persist. As always, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term.

MARKET REVIEW

Changes to the Team’s Management

On January 1, 2012, Steven Barry became the sole Chief Investment Officer (CIO) of the Goldman Sachs Growth Equity Investment Team. David Shell, who was co-CIO along with Steven, retired from the firm at the end of 2011. During his tenure, David played a significant role in developing the growth business, creating new strategies and leading our investment team. We wish David all the best in his retirement.

To enhance our ability to execute our investment process, we closed our Tampa office effective December 31, 2011 and consolidated the investment team in New York. We believe this close proximity will enable more frequent and robust debate among our investment team and result in more predictability in our investment returns.

Alongside Steven Barry, the lead portfolio managers for our Growth strategies, effective October 6, 2011, are:

■	Large cap strategies (Capital Growth, Concentrated Growth, Focused Growth and Strategic Growth): Joseph Hudepohl and Timothy Leahy

■	Non-large cap strategies (Flexible Cap Growth, Growth Opportunities, Small/Mid Cap Growth and Technology Tollkeeper): Scott Kolar and Jeffrey Rabinowitz.

Our investment philosophy remains unchanged. We seek to buy high quality growth businesses at attractive valuations and drive investment performance through stock selection.

PORTFOLIO RESULTS

Goldman Sachs Capital Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Capital Growth Fund’s (the “Fund”) performance and positioning for the six-month period ended February 29, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 15.09%, 14.62%, 14.64%, 15.27%, 15.01%, 15.20% and 14.93%, respectively. These returns compare to the 13.76% cumulative total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall contributed most to the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the information technology and consumer discretionary sectors helped the Fund’s performance most relative to the Russell Index. Having an underweighted allocation to materials, which though considered an economically-sensitive sector lagged the Russell Index during the Reporting Period, also boosted Fund results. Detracting from the Fund’s relative results most was stock selection in the health care and energy sectors. Having an overweighted allocation to energy, which lagged the Russell Index, and an underweighted exposure to industrials, which outpaced the Russell Index, also hurt.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in data center solutions company Equinix, home improvement retailer Lowe’s and personal computer and mobile communications device giant Apple.

Equinix contributed to the Fund’s performance during the Reporting Period. Its shares rose as the company reported strong fourth quarter results and issued a solid outlook for 2012. As the company continued to evaluate its potential for real estate investment trust (REIT) status, the market began to recognize that Equinix’s shares were trading at a discount to other publicly traded data center REITs. Should the market continue to appreciate the growth and stability of the company’s revenue stream, we believe the valuation gap between Equinix and its peers could narrow. At the end of the Reporting Period, we remained attracted to Equinix’s leading position in operating data centers, which has several secular growth drivers, including cloud computing and online and mobile video demand. (Cloud computing is Internet-based computing, whereby shared resources, software and information are provided to computers and other devices on demand, like the electricity grid.)

Lowe’s was a top contributor to the Fund’s relative performance during the Reporting Period as the company beat earnings expectations driven by improved traffic trends and incrementally positive housing market data. Further, Lowe’s management announced a decision to take on more debt in order to fund upcoming share buybacks. We believe this showed a clear commitment by company management to increase return on invested capital. Lowe’s management also

PORTFOLIO RESULTS

took important steps to differentiate Lowe’s from competitors by improving its operational efficiency and implementation of technology. Further, Lowe’s management, in our view, remained focused on more effective marketing techniques and improving in-store format, which we believe will further differentiate Lowe’s in the duopolistic home improvement market going forward.

Shares of Apple rose during the Reporting Period as sales and earnings continued to exceed analyst expectations driven by strong iPhone and iPad sales. We believe the iPad has joined the iPhone as a key Apple product that has helped the company increase market share and build brand awareness as new customers are exposed to the company’s product offerings. In August 2011, Steve Jobs resigned as Chief Executive Officer of the firm and was succeeded by Chief Operating Officer Tim Cook. While Mr. Jobs’ passing in October was certainly a loss not only to Apple but to U.S. innovation, we believe Apple’s platform is now stronger than ever and can be successfully managed by Mr. Cook and Apple’s seasoned management team.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in oilfield services companies Halliburton and Schlumberger and medical device company St. Jude Medical.

After being a top contributor during the prior fiscal year, leading oil services firm Halliburton detracted most from the Fund’s returns during the Reporting Period. Despite posting solid second quarter earnings, Halliburton underperformed the broader equity market as expectations of a global economic slowdown and weaker oil prices pressured its shares and contributed to the energy sector’s relative underperformance of the broad U.S. equity market. We acknowledge the economic slowdown and Halliburton’s sensitivity to oil prices, but at the end of the Reporting Period, we continued to believe the company’s risk/reward profile was attractive at then-current valuations. Indeed, we believe Halliburton is gaining share in key markets and can demonstrate pricing power and margin improvement in its North America-based pressure pumping business. We also expect the shift in U.S. drilling activity toward oil/shale plays, or operations, could mitigate volatility.

In health care, St. Jude Medical detracted from the Fund’s relative performance. Medical device company shares broadly came under pressure during the Reporting Period on news that Medicare payment process changes could potentially lead to greater scrutiny of payment for specific high-cost medical device procedures. While fears abated after the Center for Medicare and Medicaid Services announced the program would be limited in scope and breadth, shares of St. Jude Medical were hit once again when the Food and Drug Administration (FDA) issued a recall of its Riata defibrillator, which is no longer one of its marketed products. At the end of the Reporting Period, it was our understanding that concerns regarding the defibrillator were confined to a small subset of the product line and that there was no evidence of any impact to St. Jude Medical’s current product lineup. While we continue to believe that St. Jude Medical has innovative products and attractive end markets and is competitively well positioned in a growing industry over the long term, we decided to trim the Fund’s position in the company and allocate capital to higher conviction ideas.

Schlumberger, another leading oil services company, faced similar circumstances as did Halliburton. Like Halliburton, Schlumberger was a top contributor to the Fund’s results during the prior fiscal year and reported strong second quarter earnings, but faced oil pricing pressures brought about by global macroeconomic uncertainty and broad energy sector weakness. At the end of the Reporting Period, we continued to believe that Schlumberger was well positioned given its extensive and diversified global footprint. In addition, Schlumberger holds dominant market share in most of its product lines and offers a technological advantage over many of its competitors. Finally, we believe Schlumberger should likely benefit from stronger international pricing anticipated going forward. Given the recent market correction, we believe shares of Schlumberger were attractive at valuations seen at the end of the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

PORTFOLIO RESULTS

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Abbott Laboratories after management announced it would split the company into a branded pharmaceutical company and a diversified medical products company, which is anticipated to result in a tax-free distribution to shareholders by the end of 2012. Abbott Laboratories is a leading global health care company that develops, manufactures and sells a diversified line of health care products. We believe its management’s decision to spin out its branded pharmaceutical business could unlock shareholder value by alleviating the overhang on the stock caused by competitive threats to its Humira arthritis drug. In our view, the patent issues associated with Humira have caused investors to overlook the value of Abbott Laboratories’ line of high growth businesses, namely, medical devices and diagnostics. Shares should benefit going forward, we believe, from increased visibility into underlying businesses, an updated product mix and increased exposure to emerging markets, which at the end of the Reporting Period contributed approximately 40% of the company’s revenues.

We established a Fund position in T. Rowe Price, a company that provides investment advisory services to individual and institutional investors through its T. Rowe Price mutual funds and other investment portfolios. We viewed this as an attractive entry point into what we consider a high quality asset management franchise with an established brand name, healthy balance sheet and strong operating cash flow. In our view, T. Rowe Price also has a track record of strong, consistent organic growth and of expanding operating margins. Moreover, the company has, we feel, an attractive asset mix and generates a large portion of its revenue from a rather stable retirement distribution channel. The company has also proven to be less sensitive to interest rates relative to several other financials firms, which we view positively given current market conditions.

Conversely, we exited the Fund’s position in home goods retailer Bed Bath and Beyond during the Reporting Period. While its business fundamentals remained solid and management continued to improve margins and grow its store base, we see limited earnings upside from levels seen toward the end of the Reporting Period. Thus, we viewed this as an appropriate time to take profits and reinvest the sales proceeds in businesses we believed to have more attractive risk/reward profiles.

We sold the Fund’s position in Amgen, a biotechnology company that manufactures and markets medicines, during the Reporting Period. While we still believed that Amgen has a strong oncology franchise that has not been reflected in the company’s valuation, the company continued to face challenges in its base business. We decided to sell out of the Fund’s position and reallocate the sales proceeds to higher conviction names.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to energy and telecommunication services decreased and its allocation to financials increased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2012?

A	At the end of February 2012, the Fund had overweighted positions relative to the Russell Index in the financials and information technology sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in consumer staples, industrials, materials and health care. The Fund was rather neutrally weighted to the Russell Index in consumer discretionary, energy and telecommunication services and had no position at all in utilities on February 29, 2012.

FUND BASICS

Capital Growth Fund
as of February 29, 2012

PERFORMANCE REVIEW

	Fund Total Return	Russell 1000
September 1, 2011–February 29, 2012	(based on NAV)[1]	Growth Index[2]

Class A	15.09%	13.76%
Class B	14.62	13.76
Class C	14.64	13.76
Institutional	15.27	13.76
Service	15.01	13.76
Class IR	15.20	13.76
Class R	14.93	13.76

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-6.88%	-0.84%	0.69%	7.82%	4/20/90
Class B	-7.13	-0.86	0.64	5.05	5/01/96
Class C	-3.17	-0.45	0.51	2.62	8/15/97
Institutional	-1.07	0.69	1.67	3.79	8/15/97
Service	-1.59	0.19	1.16	3.28	8/15/97
Class IR	-1.21	N/A	N/A	-1.47	11/30/07
Class R	-1.76	N/A	N/A	-1.96	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares automatically convert to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.14%	1.47%
Class B	1.89	2.22
Class C	1.89	2.22
Institutional	0.74	1.07
Service	1.24	1.57
Class IR	0.89	1.22
Class R	1.39	1.72

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/29/12[5]

Holding	% of Net Assets	Line of Business

Apple, Inc.	7.9%	Computers & Peripherals
Google, Inc. Class A	3.2	Internet Software & Services
QUALCOMM, Inc.	2.9	Communications Equipment
Microsoft Corp.	2.9	Software
Schlumberger Ltd.	2.5	Energy Equipment & Services
Oracle Corp.	2.3	Software
American Tower Corp.	2.3	Real Estate Investment Trusts
International Business Machines Corp.	2.3	IT Services
Amazon.com, Inc.	2.2	Internet & Catalog Retail
Honeywell International, Inc.	1.9	Aerospace & Defense

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]

As of February 29, 2012

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of Exchange Traded Funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Concentrated Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. The Fund typically holds 30-45 high quality growth companies and tends to be more concentrated in individual holdings, industries and sectors than the typical broadly diversified large-cap growth fund. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Concentrated Growth Fund’s (the “Fund”) performance and positioning for the six-month period ended February 29, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 14.16%, 13.79%, 13.81%, 14.33%, 14.33% and 14.06%, respectively. These returns compare to the 13.76% cumulative total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall contributed most to the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the consumer discretionary, information technology and telecommunication services sectors helped the Fund’s performance most relative to the Russell Index. Detracting from the Fund’s relative results most was stock selection in the energy and health care sectors. Having an underweighted allocation to industrials, which was one of the stronger performing sectors in the Russell Index during the Reporting Period, also hurt.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in home improvement retailer Lowe’s, data center solutions company Equinix and personal computer and mobile communications device giant Apple.

Lowe’s was a top contributor to the Fund’s relative performance during the Reporting Period as the company beat earnings expectations driven by improved traffic trends and incrementally positive housing market data. Further, Lowe’s management announced a decision to take on more debt in order to fund upcoming share buybacks. We believe this showed a clear commitment by company management to increase return on invested capital. Lowe’s management also took important steps to differentiate Lowe’s from competitors by improving its operational efficiency and implementation of technology. Further, Lowe’s management, in our view, remained focused on more effective marketing techniques and improving in-store format, which we believe will further differentiate Lowe’s in the duopolistic home improvement market going forward.

PORTFOLIO RESULTS

Equinix contributed to the Fund’s performance during the Reporting Period. Its shares rose as the company reported strong fourth quarter results and issued a solid outlook for 2012. As the company continued to evaluate its potential for real estate investment trust (REIT) status, the market began to recognize that Equinix’s shares were trading at a discount to other publicly traded data center REITs. Should the market continue to appreciate the growth and stability of the company’s revenue stream, we believe the valuation gap between Equinix and its peers could narrow. At the end of the Reporting Period, we remained attracted to Equinix’s leading position in operating data centers, which has several secular growth drivers, including cloud computing and online and mobile video demand. (Cloud computing is Internet-based computing, whereby shared resources, software and information are provided to computers and other devices on demand, like the electricity grid.)

Shares of Apple rose during the Reporting Period as sales and earnings continued to exceed analyst expectations driven by strong iPhone and iPad sales. We believe the iPad has joined the iPhone as a key Apple product that has helped the company increase market share and build brand awareness as new customers are exposed to the company’s product offerings. In August 2011, Steve Jobs resigned as Chief Executive Officer of the firm and was succeeded by Chief Operating Officer Tim Cook. While Mr. Jobs’ passing in October was certainly a loss not only to Apple but to U.S. innovation, we believe Apple’s platform is now stronger than ever and can be successfully managed by Mr. Cook and Apple’s seasoned management team.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in medical device company St. Jude Medical, beauty and related products manufacturer Avon Products and oilfield services company Halliburton.

St. Jude Medical detracted from the Fund’s relative performance most. Medical device company shares broadly came under pressure during the Reporting Period on news that Medicare payment process changes could potentially lead to greater scrutiny of payment for specific high-cost medical device procedures. While fears abated after the Center for Medicare and Medicaid Services announced the program would be limited in scope and breadth, shares of St. Jude Medical were hit once again when the Food and Drug Administration (FDA) issued a recall of its Riata defibrillator, which is no longer one of its marketed products. At the end of the Reporting Period, it was our understanding that concerns regarding the defibrillator were confined to a small subset of the product line and that there was no evidence of any impact to St. Jude Medical’s current product lineup. While we continue to believe that St. Jude Medical has innovative products and attractive end markets and is competitively well positioned in a growing industry over the long term, we decided to trim the Fund’s position in the company and allocate capital to higher conviction ideas.

Within consumer staples, Avon Products detracted from the Fund’s performance during the Reporting Period. Its shares declined after the company announced lower than expected third quarter earnings and lowered its fiscal year 2011 revenue guidance. Avon Products’ earnings were impacted by disappointing sales in select markets and softer margins due to higher input costs. While Avon Products may be poised to deliver higher operating margins over the next few years as its geographic footprint broadens, particularly in Latin America, we decided to trim the Fund’s position and allocate the capital to higher conviction ideas.

After being a top contributor during the prior fiscal year, leading oil services firm Halliburton detracted significantly from the Fund’s returns during the Reporting Period. Despite posting solid second quarter earnings, Halliburton underperformed the broader equity market as expectations of a global economic slowdown and weaker oil prices pressured its shares and contributed to the energy sector’s relative underperformance of the broad U.S. equity market. We acknowledge the economic slowdown and Halliburton’s sensitivity to oil prices, but at the end of the Reporting Period, we continued to believe the company’s risk/reward profile was attractive at then-current valuations. Indeed, we believe Halliburton is gaining share in key markets and can demonstrate pricing power and margin improvement in its North America-based pressure pumping business. We also expect the shift in U.S. drilling activity toward oil/shale plays, or operations, could mitigate volatility.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

PORTFOLIO RESULTS

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Abbott Laboratories after management announced it would split the company into a branded pharmaceutical company and a diversified medical products company, which is anticipated to result in a tax-free distribution to shareholders by the end of 2012. Abbott Laboratories is a leading global health care company that develops, manufactures and sells a diversified line of health care products. We believe its management’s decision to spin out its branded pharmaceutical business could unlock shareholder value by alleviating the overhang on the stock caused by competitive threats to its Humira arthritis drug. In our view, the patent issues associated with Humira have caused investors to overlook the value of Abbott Laboratories’ line of high growth businesses, namely, medical devices and diagnostics. Shares should benefit going forward, we believe, from increased visibility into underlying businesses, an updated product mix and increased exposure to emerging markets, which at the end of the Reporting Period contributed approximately 40% of the company’s revenues.

We established a Fund position in T. Rowe Price, a company that provides investment advisory services to individual and institutional investors through its T. Rowe Price mutual funds and other investment portfolios. We viewed this as an attractive entry point into what we consider a high quality asset management franchise with an established brand name, healthy balance sheet and strong operating cash flow. In our view, T. Rowe Price also has a track record of strong, consistent organic growth and of expanding operating margins. Moreover, the company has, we feel, an attractive asset mix and generates a large portion of its revenue from a rather stable retirement distribution channel. The company has also proven to be less sensitive to interest rates relative to several other financials firms, which we view positively given current market conditions.

Conversely, we exited the Fund’s position in home goods retailer Bed Bath and Beyond during the Reporting Period. While its business fundamentals remained solid and management continued to improve margins and grow its store base, we see limited earnings upside from levels seen toward the end of the Reporting Period. Thus, we viewed this as an appropriate time to take profits and reinvest the sales proceeds in businesses we believed to have more attractive risk/reward profiles.

We sold the Fund’s position in Amgen, a biotechnology company that manufactures and markets medicines, during the Reporting Period. While we still believed that Amgen has a strong oncology franchise that has not been reflected in the company’s valuation, the company continued to face challenges in its base business. We decided to sell out of the Fund’s position and reallocate the sales proceeds to higher conviction names.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to energy, health care, industrials and telecommunication services decreased and its allocations to consumer discretionary, financials and information technology increased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2012?

A	At the end of February 2012, the Fund had overweighted positions relative to the Russell Index in the financials, information technology and telecommunication services sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials, health care, materials and consumer staples and was rather neutrally weighted to the Russell Index in consumer discretionary and energy. The Fund had no position at all in the utilities sector on February 29, 2012.

FUND BASICS

Concentrated Growth Fund
as of February 29, 2012

PERFORMANCE REVIEW

	Fund Total Return	Russell 1000
September 1, 2011–February 29, 2012	(based on NAV)[1]	Growth Index[2]

Class A	14.16%	13.76%
Class B	13.79	13.76
Class C	13.81	13.76
Institutional	14.33	13.76
Class IR	14.33	13.76
Class R	14.06	13.76

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/11	One Year	Five Years	Since Inception	Inception Date

Class A	-8.60%	-0.98%	3.65%	9/03/02
Class B	-8.78	-1.02	3.61	9/03/02
Class C	-4.87	-0.60	3.48	9/03/02
Institutional	-2.90	0.54	4.68	9/03/02
Class IR	-3.02	N/A	-2.59	11/30/07
Class R	-3.52	N/A	-3.03	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares automatically convert to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.26%	1.56%
Class B	2.01	2.31
Class C	2.01	2.31
Institutional	0.86	1.16
Class IR	1.01	1.31
Class R	1.51	1.81

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/29/12[5]

Holding	% of Net Assets	Line of Business

Apple, Inc.	9.1%	Computers & Peripherals
QUALCOMM, Inc.	6.1	Communications Equipment
American Tower Corp.	5.3	Real Estate Investment Trusts
Schlumberger Ltd.	4.5	Energy Equipment & Services
Google, Inc. Class A	4.5	Internet Software & Services
Lowe’s Cos., Inc.	3.6	Specialty Retail
MasterCard, Inc. Class A	3.6	IT Services
NIKE, Inc. Class B	3.6	Textiles, Apparel & Luxury Goods
Costco Wholesale Corp.	3.3	Food & Staples Retailing
Oracle Corp.	3.1	Software

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]

As of February 29, 2012

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of Exchange Traded Funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Flexible Cap Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments in small-, mid- and large-capitalization issuers. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Flexible Cap Growth Fund’s (the “Fund”) performance and positioning for the six-month period ended February 29, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 13.69%, 13.35%, 13.95%, 13.93% and 13.60%, respectively. These returns compare to the 13.71% cumulative total return of the Fund’s benchmark, the Russell 3000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall contributed most to the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the consumer discretionary and information technology sectors helped the Fund’s performance most relative to the Russell Index. Having an underweighted allocation to materials, which though considered an economically-sensitive sector lagged the Russell Index during the Reporting Period, also boosted Fund results. Overall positioning in only two sectors detracted from the Fund’s results during the Reporting Period. Detracting from the Fund’s relative results was stock selection in the health care sector and having an underweighted exposure to industrials, which outpaced the Russell Index.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in personal computer and mobile communications device giant Apple, home improvement retailer Lowe’s and data center solutions company Equinix.

Shares of Apple rose during the Reporting Period as sales and earnings continued to exceed analyst expectations driven by strong iPhone and iPad sales. We believe the iPad has joined the iPhone as a key Apple product that has helped the company increase market share and build brand awareness as new customers are exposed to the company’s product offerings. In August 2011, Steve Jobs resigned as Chief Executive Officer of the firm and was succeeded by Chief Operating Officer Tim Cook. While Mr. Jobs’ passing in October was certainly a loss not only to Apple but to U.S. innovation, we believe Apple’s platform is now stronger than ever and can be successfully managed by Mr. Cook and Apple’s seasoned management team.

Lowe’s was a top contributor to the Fund’s relative performance during the Reporting Period as the company beat earnings expectations driven by improved traffic trends and incrementally positive housing market data. Further, Lowe’s management announced a decision to take on more debt in order to fund upcoming share buybacks. We believe this showed a clear commitment by company management to increase return invested capital. Lowe’s management also took important steps to differentiate Lowe’s from competitors by improving its operational efficiency and

PORTFOLIO RESULTS

implementation of technology. Further, Lowe’s management, in our view, remained focused on more effective marketing techniques and improving in-store format, which we believe will further differentiate Lowe’s in the duopolistic home improvement market going forward.

Equinix contributed to the Fund’s performance during the Reporting Period. Its shares rose as the company reported strong fourth quarter results and issued a solid outlook for 2012. As the company continued to evaluate its potential for real estate investment trust (REIT) status, the market began to recognize that Equinix’s shares were trading at a discount to other publicly traded data center REITs. Should the market continue to appreciate the growth and stability of the company’s revenue stream, we believe the valuation gap between Equinix and its peers could narrow. At the end of the Reporting Period, we remained attracted to Equinix’s leading position in operating data centers, which has several secular growth drivers, including cloud computing and online and mobile video demand. (Cloud computing is Internet-based computing, whereby shared resources, software and information are provided to computers and other devices on demand, like the electricity grid.)

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in medical device company St. Jude Medical, oilfield services company Halliburton and beauty and related products manufacturer Avon Products.

St. Jude Medical detracted from the Fund’s relative performance most. Medical device company shares broadly came under pressure during the Reporting Period on news that Medicare payment process changes could potentially lead to greater scrutiny of payment for specific high-cost medical device procedures. While fears abated after the Center for Medicare and Medicaid Services announced the program would be limited in scope and breadth, shares of St. Jude Medical were hit once again when the Food and Drug Administration (FDA) issued a recall of its Riata defibrillator, which is no longer one of its marketed products. At the end of the Reporting Period, it was our understanding that concerns regarding the defibrillator were confined to a small subset of the product line and that there was no evidence of any impact to St. Jude Medical’s current product lineup. While we continue to believe that St. Jude Medical has innovative products and attractive end markets and is competitively well positioned in a growing industry over the long term, we decided to trim the Fund’s position in the company and allocate capital to higher conviction ideas.

Leading oil services firm Halliburton detracted significantly from the Fund’s returns during the Reporting Period. Despite posting solid second quarter earnings, Halliburton underperformed the broader equity market as expectations of a global economic slowdown and weaker oil prices pressured its shares and contributed to the energy sector’s relative underperformance of the broad U.S. equity market. We acknowledge the economic slowdown and Halliburton’s sensitivity to oil prices, but at the end of the Reporting Period, we continued to believe the company’s risk/reward profile was attractive at then-current valuations. Indeed, we believe Halliburton is gaining share in key markets and can demonstrate pricing power and margin improvement in its North America-based pressure pumping business. We also expect the shift in U.S. drilling activity toward oil/shale plays, or operations, could mitigate volatility.

Within consumer staples, Avon Products detracted from the Fund’s performance during the Reporting Period. Its shares declined after the company announced lower than expected third quarter earnings and lowered its fiscal year 2011 revenue guidance. Avon Products’ earnings were impacted by disappointing sales in select markets and softer margins due to higher input costs. While Avon Products may be poised to deliver higher operating margins over the next few years as its geographic footprint broadens, particularly in Latin America, we decided to trim the Fund’s position and allocate the capital to higher conviction ideas.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

PORTFOLIO RESULTS

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Abbott Laboratories after management announced it would split the company into a branded pharmaceutical company and a diversified medical products company, which is anticipated to result in a tax-free distribution to shareholders by the end of 2012. Abbott Laboratories is a leading global health care company that develops, manufactures and sells a diversified line of health care products. We believe its management’s decision to spin out its branded pharmaceutical business could unlock shareholder value by alleviating the overhang on the stock caused by competitive threats to its Humira arthritis drug. In our view, the patent issues associated with Humira have caused investors to overlook the value of Abbott Laboratories’ line of high growth businesses, namely, medical devices and diagnostics. Shares should benefit going forward, we believe, from increased visibility into underlying businesses, an updated product mix and increased exposure to emerging markets, which at the end of the Reporting Period contributed approximately 40% of the company’s revenues.

We established a Fund position in e-commerce company Priceline.com. We believe Priceline.com is well positioned in the online travel business given its exposure to North America through booking.com, to Europe through its TravelJigsaw business, and to Asia through its Agoda business. In addition, we believe Priceline.com’s competitive advantage is its technology, which offers travelers and both hotels and car rental companies a more efficient method by which to connect. In our view, Priceline.com has strong self-reinforcing barriers to entry that should enable the company to establish its dominance in the online travel industry.

Conversely, we exited the Fund’s position in home goods retailer Bed Bath and Beyond during the Reporting Period. While its business fundamentals remained solid and management continued to improve margins and grow its store base, we see limited earnings upside from levels seen toward the end of the Reporting Period. Thus, we viewed this as an appropriate time to take profits and reinvest the sales proceeds in businesses we believed to have more attractive risk/reward profiles.

We sold the Fund’s position in Amgen, a biotechnology company that manufactures and markets medicines, during the Reporting Period. While we still believed that Amgen has a strong oncology franchise that has not been reflected in the company’s valuation, the company continued to face challenges in its base business. We decided to sell out of the Fund’s position and reallocate the sales proceeds to higher conviction names.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to health care decreased and its allocations to consumer discretionary, consumer staples and financials increased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2012?

A	At the end of February 2012, the Fund had overweighted positions relative to the Russell Index in the financials, information technology, consumer discretionary and telecommunication services sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials, consumer staples and materials and was rather neutrally weighted to the Russell Index in energy and health care. The Fund had no position at all in the utilities sector on February 29, 2012.

FUND BASICS

Flexible Cap Growth Fund
as of February 29, 2012

PERFORMANCE REVIEW

	Fund Total Return	Russell 3000
September 1, 2011–February 29, 2012	(based on NAV)[1]	Growth Index[2]

Class A	13.69%	13.71%
Class C	13.35	13.71
Institutional	13.95	13.71
Class IR	13.93	13.71
Class R	13.60	13.71

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged Russell 3000 Growth Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/11	One Year	Since Inception	Inception Date

Class A	-10.45%	1.11%	1/31/08
Class C	-6.85	1.86	1/31/08
Institutional	-4.90	3.00	1/31/08
Class IR	-5.01	2.86	1/31/08
Class R	-5.46	2.35	1/31/08

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.26%	2.59%
Class C	2.01	3.34
Institutional	0.86	2.19
Class IR	1.01	2.34
Class R	1.51	2.84

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/29/12[5]

Holding	% of Net Assets	Line of Business

Apple, Inc.	7.5%	Computers & Peripherals
QUALCOMM, Inc.	3.3	Communications Equipment
Google, Inc. Class A	3.0	Internet Software & Services
Schlumberger Ltd.	2.9	Energy Equipment & Services
Microsoft Corp.	2.1	Software
Oracle Corp.	1.9	Software
Amazon.com, Inc.	1.9	Internet & Catalog Retail
Costco Wholesale Corp.	1.8	Food & Staples Retailing
Kennametal, Inc.	1.7	Machinery
Honeywell International, Inc.	1.6	Aerospace & Defense

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]

As of February 29, 2012

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Focused Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

The Goldman Sachs Focused Growth Fund (the “Fund”) launched on January 31, 2012. Below is the Fund’s performance for the one-month period from the Fund’s inception on January 31, 2012 through February 29, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 6.50%, 6.50%, 6.50%, 6.50% and 6.50%, respectively. These returns compare to the 4.78% cumulative total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

A discussion by the Goldman Sachs Growth Equity Investment Team of the Fund’s performance and positioning will be presented in the Fund’s annual report to be dated August 31, 2012.

FUND BASICS

Focused Growth Fund
as of February 29, 2012

PERFORMANCE REVIEW

	Fund Total Return	Russell 1000
January 31, 2012–February 29, 2012	(based on NAV)[1]	Growth Index[2]

Class A	6.50%	4.78%
Class C	6.50	4.78
Institutional	6.50	4.78
Class IR	6.50	4.78
Class R	6.50	4.78

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged Russell 3000 Growth Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

EXPENSE RATIOS[3]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.24%	2.79%
Class C	1.99	3.54
Institutional	0.84	2.39
Class IR	0.99	2.54
Class R	1.49	3.04

[3]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least January 31, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/29/12[4]

Holding	% of Net Assets	Line of Business

Apple, Inc.	8.9%	Computers & Peripherals
American Tower Corp.	6.4	Real Estate Investment Trusts
QUALCOMM, Inc.	6.3	Communications Equipment
Google, Inc. Class A	5.9	Internet Software & Services
Costco Wholesale Corp.	4.9	Food & Staples Retailing
PVH Corp.	4.6	Textiles, Apparel & Luxury Goods
CME Group, Inc.	4.5	Diversified Financial Services
Equinix, Inc.	4.3	Internet Software & Services
CBRE Group, Inc. Class A	4.2	Real Estate Management & Development
St. Jude Medical, Inc.	4.0	Health Care Equipment & Supplies

[4]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[5]

As of February 29, 2012

[5]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Growth Opportunities Fund

Portfolio Composition

The Fund invests primarily in medium-sized growth companies with a market capitalization between $1 and $10 billion. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Growth Opportunities Fund’s (the “Fund”) performance and positioning for the six-month period ended February 29, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 17.01%, 16.60%, 16.59%, 17.28%, 16.96%, 17.17% and 16.87%, respectively. These returns compare to the 12.10% cumulative total return of the Fund’s benchmark, the Russell Midcap® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall contributed most to the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the consumer discretionary, information technology and energy sectors helped the Fund’s performance most relative to the Russell Index. Overall positioning in only one sector detracted from the Fund’s results during the Reporting Period. Detracting from the Fund’s relative results was stock selection in the industrials sector and having an underweighted exposure to industrials, which outpaced the Russell Index.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in business execution software provider SuccessFactors, pharmaceuticals company Pharmasset and data center solutions company Equinix.

SuccessFactors was the greatest contributor to the Fund’s relative results during the Reporting Period. Its shares rose after the company agreed to be acquired by SAP at a significant premium to the previous close. We subsequently exited the Fund’s position in SuccessFactors, taking profits. Similarly, Pharmasset was a top contributor to the Fund’s performance, with its shares rising after the company agreed to be acquired by Gilead Sciences at a significant premium to the previous close. We believe that acquisitions demonstrate one method by which the valuation gap between a company’s stock price and the intrinsic worth of the franchise can close quickly when other business buyers recognize the company’s long-term growth potential.

Equinix contributed to the Fund’s performance during the Reporting Period. Its shares rose as the company reported strong fourth quarter results and issued a solid outlook for 2012. As the company continued to evaluate its potential for real estate investment trust (REIT) status, the market began to recognize that Equinix’s shares were trading at a discount to other publicly traded data center REITs. Should the market continue to appreciate the growth and stability of the company’s revenue stream, we believe the valuation gap between Equinix and its peers could narrow. At the end of the Reporting Period, we remained attracted to Equinix’s

PORTFOLIO RESULTS

leading position in operating data centers, which has several secular growth drivers, including cloud computing and online and mobile video demand. (Cloud computing is Internet-based computing, whereby shared resources, software and information are provided to computers and other devices on demand, like the electricity grid.)

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in medical device company St. Jude Medical, virtual reality products company RealD and satellite telecommunications company DigitalGlobe.

St. Jude Medical detracted from the Fund’s relative performance most. Medical device company shares broadly came under pressure during the Reporting Period on news that Medicare payment process changes could potentially lead to greater scrutiny of payment for specific high-cost medical device procedures. While fears abated after the Center for Medicare and Medicaid Services announced the program would be limited in scope and breadth, shares of St. Jude Medical were hit once again when the Food and Drug Administration (FDA) issued a recall of its Riata defibrillator, which is no longer one of its marketed products. At the end of the Reporting Period, it was our understanding that concerns regarding the defibrillator were confined to a small subset of the product line and that there was no evidence of any impact to St. Jude Medical’s current product lineup. While we continue to believe that St. Jude Medical has innovative products and attractive end markets and is competitively well positioned in a growing industry over the long term, we decided to trim the Fund’s position in the company and allocate capital to higher conviction ideas.

RealD, a company that designs, manufactures and licenses 3D (three-dimension) technology, detracted from the Fund’s relative performance. The company reported disappointing earnings results as the revenues from recently released 3D blockbuster movies lagged those of 3D films that were released over the prior year. Despite these challenging comparisons year-over-year, we continued, at the end of the Reporting Period, to believe RealD is a market leader in 3D technology that should benefit from continued 3D movie adoption. In our view, RealD was well positioned for long-term growth, as 3D movies begin to gain share of total box office revenues.

DigitalGlobe, a leading provider of high quality satellite and aerial imagery to government and consumer services, detracted from the Fund’s relative returns. Its shares fell due to concerns over the impact government budget cuts might have on DigitalGlobe’s U.S. defense business. At the end of the Reporting Period, we continued to view the company as a market leader in a growing industry with high barriers to entry. The company operates a cash flow generating business with high margins, facilitating the delivery of current, high resolution imagery to desktop applications, portals, intranets and mobile devices. Over the long term, we believe DigitalGlobe is well positioned to benefit from the secular growth trends in satellite and aerial imagery.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in luxury retailer Tiffany & Co., a company that we believe has one of the strongest brands in the retail industry. Tiffany & Co. has demonstrated the power of its brand by successfully entering and expanding into new markets. Given its strong brand name, we believe the company may well grow its store base and should have the ability to pass on price increases to its consumers.

We established a Fund position in Vertex Pharmaceuticals, a company that manufactures and markets medicines. We believe Vertex Pharmaceuticals is well positioned due to its strong pipeline of drugs coupled with its cystic fibrosis franchise. In addition, we believe the company could benefit from long-term growth opportunities as its virology and immunology franchises mature.

Conversely, in addition to the sale of SuccessFactors, already mentioned, we exited the Fund’s position in home goods retailer Bed Bath and Beyond during the Reporting Period. While its business fundamentals remained solid and management continued to improve margins and grow its store base, we see limited earnings upside from levels seen toward the end of the Reporting Period. Thus, we viewed this as an appropriate time to take profits and reinvest the sales proceeds in businesses we believed to have more attractive risk/reward profiles.

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to information technology and industrials decreased and its allocations to consumer discretionary, consumer staples, energy, financials and health care increased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2012?

A	At the end of February 2012, the Fund had overweighted positions relative to the Russell Index in the financials, telecommunication services, information technology and energy sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials, materials and consumer staples. The Fund was rather neutrally weighted to the Russell Index in consumer discretionary and health care and had no position at all in utilities on February 29, 2012.

FUND BASICS

Growth Opportunities Fund
as of February 29, 2012

PERFORMANCE REVIEW

	Fund Total Return	Russell Midcap
September 1, 2011–February 29, 2012	(based on NAV)[1]	Growth Index[2]

Class A	17.01%	12.10%
Class B	16.60	12.10
Class C	16.59	12.10
Institutional	17.28	12.10
Service	16.96	12.10
Class IR	17.17	12.10
Class R	16.87	12.10

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell Midcap Growth Index is an unmanaged market capitalization weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-9.35%	3.88%	4.12%	9.25%	5/24/99
Class B	-9.60	3.85	4.07	9.27	5/24/99
Class C	-5.74	4.28	3.93	8.92	5/24/99
Institutional	-3.70	5.48	5.13	10.17	5/24/99
Service	-4.17	4.96	4.61	9.62	5/24/99
Class IR	-3.81	N/A	N/A	2.46	11/30/07
Class R	-4.30	N/A	N/A	1.97	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares automatically convert to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.35%	1.41%
Class B	2.10	2.16
Class C	2.10	2.16
Institutional	0.95	1.01
Service	1.45	1.51
Class IR	1.10	1.16
Class R	1.60	1.66

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/29/12[5]

	% of Net
Holding	Assets	Line of Business

SBA Communications Corp. Class A	2.8%	Wireless Telecommunication Services
PVH Corp.	2.8	Textiles, Apparel & Luxury Goods
Cameron International Corp.	2.3	Energy Equipment & Services
Whiting Petroleum Corp.	2.3	Oil, Gas & Consumable Fuels
St. Jude Medical, Inc.	2.3	Health Care Equipment & Supplies
C.R. Bard, Inc.	2.3	Health Care Equipment & Supplies
PetSmart, Inc.	2.2	Specialty Retail
Urban Outfitters, Inc.	2.2	Specialty Retail
Kennametal, Inc.	2.1	Machinery
Equinix, Inc.	2.1	Internet Software & Services

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]

As of February 29, 2012

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of Exchange Traded Funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Small/Mid Cap Growth Fund

Portfolio Composition

The Fund invests primarily in small and medium-sized growth companies with a market capitalization between $200 million and $10 billion. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Small/Mid Cap Growth Fund’s (the “Fund”) performance and positioning for the six-month period ended February 29, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 16.57%, 16.13%, 16.06%, 16.79%, 16.53%, 16.70% and 16.42%, respectively. These returns compare to the 13.97% cumulative total return of the Fund’s benchmark, the Russell 2500® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall contributed most to the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the consumer discretionary, energy and health care sectors helped the Fund’s performance most relative to the Russell Index. Overall positioning in only two sectors detracted from the Fund’s results during the Reporting Period. Detracting from the Fund’s relative results was stock selection in the industrials and information technology sectors.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in business execution software provider SuccessFactors, pharmaceuticals company Pharmasset and specialty clothing provider Carter’s.

SuccessFactors was the greatest contributor to the Fund’s relative results during the Reporting Period. Its shares rose after the company agreed to be acquired by SAP at a significant premium to the previous close. We subsequently exited the Fund’s position in SuccessFactors, taking profits. Similarly, Pharmasset was a top contributor to the Fund’s performance, with its shares rising after the company agreed to be acquired by Gilead Sciences at a significant premium to the previous close. We believe that acquisitions demonstrate one method by which the valuation gap between a company’s stock price and the intrinsic worth of the franchise can close quickly when other business buyers recognize the company’s long-term growth potential.

PORTFOLIO RESULTS

Children’s clothing maker Carter’s was a top contributor to the Fund’s performance during the Reporting Period, as its shares rose on the strength of the company’s fourth quarter earnings, which beat consensus earnings estimates. The company exhibited strong same-store sales growth across its clothing lines, highlighted by greater than expected sales growth in its Osh Kosh clothing line. Going forward, we believe that lower commodity prices and declining inventories, which were previous overhangs on the stock, should drive gross margin expansion. At the end of the Reporting Period, we continued to have conviction in Carter’s given its dominant share in a resilient segment of the apparel market. Furthermore, we believe the company is uniquely positioned to expand its retail store presence and has significant opportunities for sales growth and margin expansion through further penetration internationally and in the online retail space.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in satellite telecommunications company DigitalGlobe, medical legal services company ExamWorks Group and solar power modules encapsulant manufacturer STR Holdings.

DigitalGlobe, a leading provider of high quality satellite and aerial imagery to government and consumer services, detracted from the Fund’s relative returns. Its shares fell due to concerns over the impact government budget cuts might have on DigitalGlobe’s U.S. defense business. At the end of the Reporting Period, we continued to view the company as a market leader in a growing industry with high barriers to entry. The company operates a cash flow generating business with high margins, facilitating the delivery of current, high resolution imagery to desktop applications, portals, intranets and mobile devices. Over the long term, we believe DigitalGlobe is well positioned to benefit from the secular growth trends in satellite and aerial imagery.

ExamWorks Group, a leading provider of independent medical examination services to the legal and insurance industries, was a top detractor from the Fund’s results during the Reporting Period. Its shares fell after the company reported disappointing third quarter earnings results driven by the company’s inability to quickly integrate a number of its recently acquired businesses. Despite these headwinds, we maintained conviction in ExamWorks Group at the end of the Reporting Period, and we believe its portfolio of acquired assets should allow the company to grow and expand its menu of services going forward.

STR Holdings, a company that engineers a material used in the production of solar panels, detracted from the Fund’s relative performance during the Reporting Period. Its shares fell as the demand for alternative energy declined somewhat in response to various governments’ reducing their alternative energy subsidy programs.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we established a Fund position in Vertex Pharmaceuticals, a company that manufactures and markets medicines. We believe Vertex Pharmaceuticals is well positioned due to its strong pipeline of drugs coupled with its cystic fibrosis franchise. In addition, we believe the company could benefit from long-term growth opportunities as its virology and immunology franchises mature.

We initiated a Fund position in health care manufacturing company Mettler-Toledo International. The company is the world’s leading manufacturer and supplier of precision weighting instruments for laboratory, industrial and food retailing applications. Mettler-Toledo International has a market-leading franchise and what we consider to be a disciplined management team with a history of solid execution. We believe the company will continue to grow its margins and deliver strong organic growth through its global business franchise, particularly in China and select emerging markets where it has already seen high margins and robust organic growth.

PORTFOLIO RESULTS

Conversely, in addition to the sale of SuccessFactors, already mentioned, we exited the Fund’s position in Emdeon, a leading provider of revenue and payment cycle management and clinical information exchange solutions, connecting payers, providers and patients in the U.S. healthcare system. In August 2011, Blackstone Group LP announced it had entered into an agreement to take Emdeon private for approximately $3 billion. The transaction was approved by Emdeon shareholders in November 2011. The buyout validates our long-term strategic view and valuation assessment on Emdeon and represents another situation whereby the gap between a company’s market value and economic value can close quickly.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary, consumer staples, energy and information technology increased and its allocation to industrials decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2012?

A	At the end of February 2012, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary, telecommunication services, information technology and financials sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in materials, industrials, consumer staples and health care. The Fund was rather neutrally weighted to the Russell Index in energy and had no position at all in utilities on February 29, 2012.

FUND BASICS

Small/Mid Cap Growth Fund
as of February 29, 2012

PERFORMANCE REVIEW

	Fund Total Return	Russell 2500
September 1, 2011–February 29, 2012	(based on NAV)[1]	Growth Index[2]

Class A	16.57%	13.97%
Class B	16.13	13.97
Class C	16.06	13.97
Institutional	16.79	13.97
Service	16.53	13.97
Class IR	16.70	13.97
Class R	16.42	13.97

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2500 Growth Index is an unmanaged index that measures the performance of the small- to mid-cap growth segment of the US equity universe. The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate small- to mid-cap growth manager’s opportunity set. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/11	One Year	Five Years	Since Inception	Inception Date

Class A	-9.54%	4.31%	6.11%	6/30/05
Class B	-9.72	4.33	6.17	6/30/05
Class C	-5.92	4.71	6.17	6/30/05
Institutional	-3.92	5.92	7.40	6/30/05
Service	-4.37	5.40	6.86	6/30/05
Class IR	-4.03	N/A	3.00	11/30/07
Class R	-4.50	N/A	2.49	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares automatically convert to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.35%	1.50%
Class B	2.10	2.25
Class C	2.10	2.25
Institutional	0.95	1.10
Service	1.45	1.60
Class IR	1.10	1.25
Class R	1.60	1.75

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/29/12[5]

	% of Net
Holding	Assets	Line of Business

SBA Communications Corp. Class A	3.0%	Wireless Telecommunication Services
PVH Corp.	2.7	Textiles, Apparel & Luxury Goods
Equinix, Inc.	2.3	Internet Software & Services
Whiting Petroleum Corp.	2.3	Oil, Gas & Consumable Fuels
Kennametal, Inc.	2.2	Machinery
Rackspace Hosting, Inc.	2.1	Internet Software & Services
Urban Outfitters, Inc.	1.9	Specialty Retail
Henry Schein, Inc.	1.9	Health Care Providers & Services
Evercore Partners, Inc. Class A	1.9	Capital Markets
PetSmart, Inc.	1.8	Specialty Retail

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]

As of February 29, 2012

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Strategic Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. The Fund is more selective and focused than many mutual funds and there are typically 50 to 70 holdings in the portfolio. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Strategic Growth Fund’s (the “Fund”) performance and positioning for the six-month period ended February 29, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 13.48%, 13.09%, 13.18%, 13.77%, 13.55%, 13.66% and 13.45%, respectively. These returns compare to the 13.76% cumulative total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated double-digit absolute gains, but stock selection overall detracted most from its performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting from the Fund’s performance most relative to the Russell Index was stock selection in the energy and health care sectors. Having an underweighted allocation to industrials, which was one of the stronger performing sectors in the Russell Index during the Reporting Period, also hurt. Effective stock selection in the information technology and consumer discretionary sectors helped the Fund’s relative results most. Having an underweighted allocation to materials, which though considered an economically- sensitive sector lagged the Russell Index during the Reporting Period, also boosted Fund results.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in beauty and related products manufacturer Avon Products, medical device company St. Jude Medical and oilfield services company Halliburton.

Avon Products detracted from the Fund’s performance most during the Reporting Period. Its shares declined after the company announced lower than expected third quarter earnings and lowered its fiscal year 2011 revenue guidance. Avon Products’ earnings were impacted by disappointing sales in select markets and softer margins due to higher input costs. While Avon Products may be poised to deliver higher operating margins over the next few years as its geographic footprint broadens, particularly in Latin America, we decided to trim the Fund’s position and allocate the capital to higher conviction ideas.

St. Jude Medical detracted from the Fund’s relative performance. Medical device company shares broadly came under pressure during the Reporting Period on news that Medicare payment process changes could potentially lead to greater scrutiny of payment for specific high-cost medical device procedures. While fears abated after the Center for Medicare and Medicaid Services announced the program would be limited in scope and breadth, shares of St. Jude Medical were hit once again when the Food and Drug Administration (FDA) issued a recall of its Riata defibrillator, which is no longer one of its marketed products. At the end of the Reporting Period, it was our

PORTFOLIO RESULTS

understanding that concerns regarding the defibrillator were confined to a small subset of the product line and that there was no evidence of any impact to St. Jude Medical’s current product lineup. While we continue to believe that St. Jude Medical has innovative products and attractive end markets and is competitively well positioned in a growing industry over the long term, we decided to trim the Fund’s position in the company and allocate capital to higher conviction ideas.

Leading oil services firm Halliburton detracted significantly from the Fund’s returns during the Reporting Period. Despite posting solid second quarter earnings, Halliburton underperformed the broader equity market as expectations of a global economic slowdown and weaker oil prices pressured its shares and contributed to the energy sector’s relative underperformance of the broad U.S. equity market. We acknowledge the economic slowdown and Halliburton’s sensitivity to oil prices, but at the end of the Reporting Period, we continued to believe the company’s risk/reward profile was attractive at then-current valuations. Indeed, we believe Halliburton is gaining share in key markets and can demonstrate pricing power and margin improvement in its North America-based pressure pumping business. We also expect the shift in U.S. drilling activity toward oil/shale plays, or operations, could mitigate volatility.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in home improvement retailer Lowe’s, data center solutions company Equinix and personal computer and mobile communications device giant Apple.

Lowe’s was the top contributor to the Fund’s relative performance during the Reporting Period as the company beat earnings expectations driven by improved traffic trends and incrementally positive housing market data. Further, Lowe’s management announced a decision to take on more debt in order to fund upcoming share buybacks. We believe this showed a clear commitment by company management to increase return invested capital. Lowe’s management also took important steps to differentiate Lowe’s from competitors by improving its operational efficiency and implementation of technology. Further, Lowe’s management, in our view, remained focused on more effective marketing techniques and improving in-store format, which we believe will further differentiate Lowe’s in the duopolistic home improvement market going forward.

Equinix contributed to the Fund’s performance during the Reporting Period. Its shares rose as the company reported strong fourth quarter results and issued a solid outlook for 2012. As the company continued to evaluate its potential for real estate investment trust (REIT) status, the market began to recognize that Equinix’s shares were trading at a discount to other publicly traded data center REITs. Should the market continue to appreciate the growth and stability of the company’s revenue stream, we believe the valuation gap between Equinix and its peers could narrow. At the end of the Reporting Period, we remained attracted to Equinix’s leading position in operating data centers, which has several secular growth drivers, including cloud computing and online and mobile video demand. (Cloud computing is Internet-based computing, whereby shared resources, software and information are provided to computers and other devices on demand, like the electricity grid.)

Shares of Apple rose during the Reporting Period as sales and earnings continued to exceed analyst expectations driven by strong iPhone and iPad sales. We believe the iPad has joined the iPhone as a key Apple product that has helped the company increase market share and build brand awareness as new customers are exposed to the company’s product offerings. In August 2011, Steve Jobs resigned as Chief Executive Officer of the firm and was succeeded by Chief Operating Officer Tim Cook. While Mr. Jobs’ passing in October was certainly a loss not only to Apple but to U.S. innovation, we believe Apple’s platform is now stronger than ever and can be successfully managed by Mr. Cook and Apple’s seasoned management team.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

PORTFOLIO RESULTS

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Abbott Laboratories after management announced it would split the company into a branded pharmaceutical company and a diversified medical products company, which is anticipated to result in a tax- free distribution to shareholders by the end of 2012. Abbott Laboratories is a leading global health care company that develops, manufactures and sells a diversified line of health care products. We believe its management’s decision to spin out its branded pharmaceutical business could unlock shareholder value by alleviating the overhang on the stock caused by competitive threats to its Humira arthritis drug. In our view, the patent issues associated with Humira have caused investors to overlook the value of Abbott Laboratories’ line of high growth businesses, namely, medical devices and diagnostics. Shares should benefit going forward, we believe, from increased visibility into underlying businesses, an updated product mix and increased exposure to emerging markets, which at the end of the Reporting Period contributed approximately 40% of the company’s revenues.

We established a Fund position in T. Rowe Price, a company that provides investment advisory services to individual and institutional investors through its T. Rowe Price mutual funds and other investment portfolios. We viewed this as an attractive entry point into what we consider a high quality asset management franchise with an established brand name, healthy balance sheet and strong operating cash flow. In our view, T. Rowe Price also has a track record of strong, consistent organic growth and of expanding operating margins. Moreover, the company has, we feel, an attractive asset mix and generates a large portion of its revenue from a rather stable retirement distribution channel. The company has also proven to be less sensitive to interest rates relative to several other financials firms, which we view positively given current market conditions.

Conversely, we exited the Fund’s position in home goods retailer Bed Bath and Beyond during the Reporting Period. While its business fundamentals remained solid and management continued to improve margins and grow its store base, we see limited earnings upside from levels seen toward the end of the Reporting Period. Thus, we viewed this as an appropriate time to take profits and reinvest the sales proceeds in businesses we believed to have more attractive risk/reward profiles.

We sold the Fund’s position in Amgen, a biotechnology company that manufactures and markets medicines, during the Reporting Period. While we still believed that Amgen has a strong oncology franchise that has not been reflected in the company’s valuation, the company continued to face challenges in its base business. We decided to sell out of the Fund’s position and reallocate the sales proceeds to higher conviction names.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary, health care, information technology and telecommunication services decreased and its allocations to financials and industrials increased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2012?

A	At the end of February 2012, the Fund had overweighted positions relative to the Russell Index in the financials, information technology and telecommunication services sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials, consumer staples, materials and energy. The Fund was rather neutrally weighted to the Russell Index in consumer discretionary and health care and had no position at all in utilities on February 29, 2012.

FUND BASICS

Strategic Growth Fund
as of February 29, 2012

PERFORMANCE REVIEW

	Fund Total Return	Russell 1000
September 1, 2011–February 29, 2012	(based on NAV)[1]	Growth Index[2]

Class A	13.48%	13.76%
Class B	13.09	13.76
Class C	13.18	13.76
Institutional	13.77	13.76
Service	13.55	13.76
Class IR	13.66	13.76
Class R	13.45	13.76

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000 Growth Index is an unmanaged market capitalization weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-8.32%	-0.71%	0.03%	-0.53%	5/24/99
Class B	-8.56	-0.78	-0.02	-0.55	5/24/99
Class C	-4.70	-0.35	-0.16	-0.82	5/24/99
Institutional	-2.67	0.78	0.99	0.31	5/24/99
Service	-3.00	0.38	0.59	-0.07	5/24/99
Class IR	-2.86	N/A	N/A	13.44	01/06/09
Class R	-3.25	N/A	N/A	12.95	01/06/09

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares automatically convert to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.15%	1.51%
Class B	1.90	2.26
Class C	1.90	2.26
Institutional	0.75	1.11
Service	1.25	1.61
Class IR	0.90	1.26
Class R	1.40	1.76

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/29/12[5]

Holding	% of Net Assets	Line of Business

Apple, Inc.	7.6%	Computers & Peripherals
QUALCOMM, Inc.	4.1	Communications Equipment
Schlumberger Ltd.	3.6	Energy Equipment & Services
Google, Inc. Class A	3.5	Internet Software & Services
American Tower Corp.	3.3	Real Estate Investment Trusts
Costco Wholesale Corp.	2.6	Food & Staples Retailing
Crown Castle International Corp.	2.6	Wireless Telecommunication Services
Lowe’s Cos., Inc.	2.5	Specialty Retail
Praxair, Inc.	2.4	Chemicals
Amazon.com, Inc.	2.3	Internet & Catalog Retail

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]

As of February 29, 2012

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of Exchange Traded Funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Technology Tollkeeper Fund

Portfolio Composition

The Fund invests primarily in equity securities of high quality technology, media or service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage (“Technology Tollkeeper” companies). The Goldman Sachs Growth Equity Investment Team believes Technology Tollkeeper connotes a promising growth business. Like a toll collector for a highway or bridge, Technology Tollkeeper companies may grow revenue by increasing “traffic,” or customers and sales, and raising “tolls,” or prices, and margins. The Team believes that the characteristics of recurring revenue or the ability to generate free cash flow should enable them to consistently grow their business.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Technology Tollkeeper Fund’s (the “Fund”) performance and positioning for the six-month period ended February 29, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated cumulative total returns, without sales charges, of 16.85%, 16.35%, 16.37%, 17.05%, 16.83% and 17.00%, respectively. These returns compare to the 15.02% cumulative total return of the Fund’s benchmark, the NASDAQ Composite Index (the “NASDAQ Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall contributed most to the Fund’s performance relative to the NASDAQ Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	As both the Fund and the NASDAQ Index have the majority of their respective assets allocated to the information technology sector and our Team’s focus is on picking stocks that fit our definition of a Technology Tollkeeper company, broad equity market sector performance generally does not have a meaningful impact on relative performance. That said, having an overweighted allocation to information technology relative to the NASDAQ Index contributed most positively to the Fund’s relative results. Effective stock selection in telecommunication services and having an underweighted exposure to consumer discretionary also helped. Detracting from the Fund’s relative results was stock selection in the industrials and materials sectors and having no position in health care, which outpaced the NASDAQ Index during the Reporting Period.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the NASDAQ Index from positions in business execution software provider SuccessFactors, web hosting and design services provider Rackspace Hosting and data center solutions company Equinix.

SuccessFactors was the greatest contributor to the Fund’s relative results during the Reporting Period. Its shares rose after the company agreed to be acquired by SAP at a significant premium to the previous close. We subsequently exited the Fund’s position in SuccessFactors, taking profits. We believe that acquisitions demonstrate one method by which the valuation gap between a company’s stock price and the intrinsic worth of the franchise can close quickly when other business buyers recognize the company’s long-term growth potential.

PORTFOLIO RESULTS

Rackspace Hosting, a leading provider of hosting and cloud computing services, contributed to the Fund’s relative performance during the Reporting Period. (Cloud computing is Internet-based computing, whereby shared resources, software and information are provided to computers and other devices on demand, like the electricity grid.) Its shares rose after the company reported strong third and fourth quarter results driven by installed base growth and margin expansion. In addition, Rackspace Hosting issued a solid 2012 outlook, and the company expects revenue to continue to grow at a similar pace in 2012 as in 2011. We believe Rackspace Hosting differentiates itself through its intense focus on client service, an advantage that we feel should lead to increased adoption, subscriber growth and recurring revenue. Furthermore, in our view, Rackspace Hosting is well positioned to gain market share as the architecture of computing continues to shift towards the cloud.

Equinix contributed to the Fund’s performance during the Reporting Period. Its shares rose as the company reported strong fourth quarter results and issued a solid outlook for 2012. As the company continued to evaluate its potential for real estate investment trust (REIT) status, the market began to recognize that Equinix’s shares were trading at a discount to other publicly traded data center REITs. Should the market continue to appreciate the growth and stability of the company’s revenue stream, we believe the valuation gap between Equinix and its peers could narrow. At the end of the Reporting Period, we remained attracted to Equinix’s leading position in operating data centers, which has several secular growth drivers, including cloud computing and online and mobile video demand.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in semiconductor company Rovi, satellite telecommunications company DigitalGlobe and virtual reality products company RealD.

Rovi was the top detractor from the Fund’s relative results during the Reporting Period. The company holds patents on interactive program guides (IPGs) for video delivery services and devices. The IPGs are used in both Internet-capable televisions and cable/satellite providers’ set-top boxes, and Rovi receives a monthly royalty for each subscriber. Its shares fell after Rovi revised 2011 earnings guidance to the low end of its prior projection due to faster declines than anticipated for both Analog Copy Protection (ACP) and Roxio software and to a softer macroeconomic environment. Despite these recent headwinds, we continued to believe at the end of the Reporting Period that Rovi has significant growth opportunities as demand for interactive media management systems increases and the company’s patents provide a barrier to entry.

DigitalGlobe, a leading provider of high quality satellite and aerial imagery to government and consumer services, detracted from the Fund’s relative returns. Its shares fell due to concerns over the impact government budget cuts might have on DigitalGlobe’s U.S. defense business. At the end of the Reporting Period, we continued to view the company as a market leader in a growing industry with high barriers to entry. The company operates a cash flow generating business with high margins, facilitating the delivery of current, high resolution imagery to desktop applications, portals, intranets and mobile devices. Over the long term, we believe DigitalGlobe is well positioned to benefit from the secular growth trends in satellite and aerial imagery.

RealD, a company that designs, manufactures and licenses 3D (three-dimension) technology, detracted from the Fund’s relative performance. The company reported disappointing earnings results as the revenues from recently released 3D blockbuster movies lagged those of 3D films that were released over the prior year. Despite these challenging comparisons year-over-year, we continued, at the end of the Reporting Period, to believe RealD is a market leader in 3D technology that should benefit from continued 3D movie adoption. In our view, RealD was well positioned for long-term growth, as 3D movies begin to gain share of total box office revenues.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

PORTFOLIO RESULTS

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We established a Fund position in e-commerce company Priceline.com. We believe Priceline.com is well positioned in the online travel business given its exposure to North America through booking.com, to Europe through its TravelJigsaw business, and to Asia through its Agoda business. In addition, we believe Priceline.com’s competitive advantage is its technology, which offers travelers and both hotels and car rental companies a more efficient method by which to connect. In our view, Priceline.com has strong self- reinforcing barriers to entry that should enable the company to establish its dominance in the online travel industry.

We initiated a Fund position in Groupon during the Reporting Period as part of the company’s initial public offering (IPO). Groupon is a global e-commerce marketplace that connects merchants to consumers by offering local goods and services through pre-purchased discounts. We were attracted to the company’s leading market share in 35 of the 45 countries in which it operates as well as what we consider to be its international growth prospects, favorable cash flow profile and positive subscriber activation trends. We believe the company’s brand recognition has the potential to translate well into a larger addressable market that includes travel, goods and events in addition to the $500 billion global advertising market. In our view, Groupon’s favorable long-term growth prospects are further bolstered by incremental opportunities including mobile applications and the potential for partnerships.

In addition to the sale of SuccessFactors, already mentioned, we exited the Fund’s position Dolby Laboratories during the Reporting Period. Dolby Laboratories is a company that collects royalties from companies that employ its audio technology designed to enhance the entertainment experience. During the Reporting Period, Dolby Laboratories announced that Microsoft’s next-generation operating system, Windows 8, would not incorporate its technologies at this point. As Dolby gets paid royalties on most copies of Windows 7, we believe there could be a significant decline in the company’s earnings as the personal computer market begins transitioning to Windows 8 later in 2012. As a result, we decided to eliminate the Fund’s position in the company and allocate sales proceeds to holdings we believe to have more favorable growth opportunities.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to information technology, materials and telecommunication services decreased and its allocations to consumer discretionary and financials increased relative to the NASDAQ Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2012?

A	At the end of February 2012, the Fund’s most significant overweighting relative to the NASDAQ Index continued to be in the information technology sector. The Fund also had an overweighted position relative to the NASDAQ Index, albeit more modest, in telecommunication services. On the same date, the Fund had underweighted positions compared to the NASDAQ Index in consumer discretionary, industrials and financials. The Fund had no exposure to the consumer staples, energy, health care, materials and utilities sectors on February 29, 2012.

FUND BASICS

Technology Tollkeeper Fund
as of February 29, 2012

PERFORMANCE REVIEW

	Fund Total Return	NASDAQ
September 1, 2011–February 29, 2012	(based on NAV)[1]	Composite Index[2]

Class A	16.85%	15.02%
Class B	16.35	15.02
Class C	16.37	15.02
Institutional	17.05	15.02
Service	16.83	15.02
Class IR	17.00	15.02

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and small-cap stocks. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-18.03%	3.67%	3.19%	0.78%	10/1/99
Class B	-18.24	3.73	3.15	0.73	10/1/99
Class C	-14.72	4.07	3.00	0.48	10/1/99
Institutional	-12.88	5.27	4.20	1.65	10/1/99
Service	-13.28	4.79	3.71	1.17	10/1/99
Class IR	-13.02	N/A	N/A	-1.82	9/30/10

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares automatically convert to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Service, and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.50%	1.52%
Class B	2.25	2.27
Class C	2.25	2.27
Institutional	1.10	1.12
Service	1.60	1.62
Class IR	1.25	1.27

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/29/12[5]

Holding	% of Net Assets	Line of Business

Apple, Inc.	11.4%	Computers & Peripherals
QUALCOMM, Inc.	6.3	Communications Equipment
Google, Inc. Class A	6.3	Internet Software & Services
Rackspace Hosting, Inc.	4.7	Internet Software & Services
NetApp, Inc.	4.6	Computers & Peripherals
Oracle Corp.	4.2	Software
Microsoft Corp.	3.5	Software
Salesforce.com, Inc.	3.4	Software
Amazon.com, Inc.	3.3	Internet & Catalog Retail
Amphenol Corp. Class A	3.3	Electronic Equipment, Instruments & Components

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]

As of February 29, 2012

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs U.S. Equity Fund

Portfolio Composition

The Fund invests primarily in large-capitalization U.S. equity investments. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team and the Goldman Sachs Fundamental Equity Value Investment Team discuss the Goldman Sachs U.S. Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended February 29, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 12.53%, 12.06%, 12.69%, 12.60% and 12.39%, respectively. These returns compare to the 13.31% cumulative total return of the Fund’s benchmark, the Standard & Poor’s 500® Index (the “S&P 500 Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated double-digit absolute gains, but stock selection overall detracted most from its performance relative to the S&P 500 Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting from the Fund’s performance most relative to the S&P 500 Index was stock selection in the consumer staples, telecommunication services and health care sectors. Effective stock selection in the materials, industrials and information technology sectors helped the Fund’s relative results most.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in wireless and wireline telecommunication services company Sprint Nextel, diversified banking institution Bank of America and medical device company St. Jude Medical.

Sprint Nextel was the biggest detractor from the Fund’s relative results during the Reporting Period. Shares of Sprint Nextel declined primarily as a result of the near-term controversy around whether Sprint Nextel has sufficient liquidity to fund two large investments — the iPhone and Network Vision, each of which are believed by the company to potentially create value. In our view, several recent debt deals, including the raising of $4 billion in November 2011, should provide more than an ample amount of funds to complete the transition. We also continued to believe at the end of the Reporting Period that Sprint Nextel’s improved competitive positioning from the iPhone and new handsets, better pricing and improved network quality driven by shutting down iDEN and eliminating a significant portion of roaming charges should drive significant cost savings and margin expansion as the company completes its upgrade to Network Vision. iDEN (Integrated Digital Enhanced Network) is a wireless technology combining the capabilities of a digital cellular telephone, two-way radio, alphanumeric pager and data/fax modem in a single network. Network Vision, originally announced in December 2010, is Sprint Nextel’s plan to consolidate multiple network technologies into one seamless network with the goal of increasing

PORTFOLIO RESULTS

efficiency and enhancing network coverage, call quality and data speeds for customers across the United States.

Bank of America hurt the Fund’s relative results as well. Shares of Bank of America declined during the Reporting Period for two primary reasons. First, the federal bank stress tests announced in late November 2011, which assumed an 8% decline in U.S. GDP and a 13% unemployment rate, proved to be more stringent than expected. Secondly, previously unknown information surfaced that Bank of America has been operating under a memorandum of understanding (MOU) with the U.S. government since May 2009. Thus, the company may face enforcement action from regulators, a negative overhang on the stock.

In health care, St. Jude Medical detracted from the Fund’s relative performance. Medical device company shares broadly came under pressure during the Reporting Period on news that Medicare payment process changes could potentially lead to greater scrutiny of payment for specific high-cost medical device procedures. While fears abated after the Center for Medicare and Medicaid Services announced the program would be limited in scope and breadth, shares of St. Jude Medical were hit once again when the Food and Drug Administration (FDA) issued a recall of its Riata defibrillator, which is no longer one of its marketed products. At the end of the Reporting Period, it was our understanding that concerns regarding the defibrillator were confined to a small subset of the product line and that there was no evidence of any impact to St. Jude Medical’s current product lineup.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the S&P 500 Index from positions in home improvement retailer Lowe’s, personal computer and mobile communications device giant Apple and diversified technology company Honeywell International.

Lowe’s was a top contributor to the Fund’s relative performance during the Reporting Period as the company beat earnings expectations driven by improved traffic trends and incrementally positive housing market data. Further, Lowe’s management announced a decision to take on more debt in order to fund upcoming share buybacks. We believe this showed a clear commitment by company management to increase return invested capital. Lowe’s management also took important steps to differentiate Lowe’s from competitors by improving its operational efficiency and implementation of technology. Further, Lowe’s management, in our view, remained focused on more effective marketing techniques and improving in-store format, which we believe will further differentiate Lowe’s in the duopolistic home improvement market going forward.

Shares of Apple rose during the Reporting Period as sales and earnings continued to exceed analyst expectations driven by strong iPhone and iPad sales. We believe the iPad has joined the iPhone as a key Apple product that has helped the company increase market share and build brand awareness as new customers are exposed to the company’s product offerings. In August 2011, Steve Jobs resigned as Chief Executive Officer of the firm and was succeeded by Chief Operating Officer Tim Cook. While Mr. Jobs’ passing in October was certainly a loss not only to Apple but to U.S. innovation, we believe Apple’s platform is now stronger than ever and can be successfully managed by Mr. Cook and Apple’s seasoned management team.

Honeywell International, which manufactures aerospace, building control and automotive products, was another strong contributor to the Fund’s relative results during the Reporting Period. The company provided an upbeat earnings announcement in October 2011, driven primarily by strong revenue and margin growth in its specialty materials and transport segments. We also believe that Honeywell International benefited from the fact that its late-cycle portfolio provided defensive cash flow in a challenging macroeconomic environment. The company further benefited during the Reporting Period from growth in air traffic, share gains in emerging markets, a number of new productivity initiatives and potential margin expansion in its automation and controls segments.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Abbott Laboratories after management announced it would split the company into a branded pharmaceutical company and a diversified medical products company, which is anticipated to result in a tax-free distribution to shareholders by the end of 2012. Abbott Laboratories is a leading global health care company that develops, manufactures and sells a diversified line of health care products. We believe its management’s decision to spin

PORTFOLIO RESULTS

out its branded pharmaceutical business could unlock shareholder value by alleviating the overhang on the stock caused by competitive threats to its Humira arthritis drug. In our view, the patent issues associated with Humira have caused investors to overlook the value of Abbott Laboratories’ line of high growth businesses, namely, medical devices and diagnostics. Shares should benefit going forward, we believe, from increased visibility into underlying businesses, an updated product mix and increased exposure to emerging markets, which at the end of the Reporting Period contributed approximately 40% of the company’s revenues.

We added to the Fund’s position in Procter & Gamble. Included in its 2011 year-end earnings report, management announced that the company is anticipated to achieve $10 billion in gross savings through 2016. We believe management’s ongoing focus on savings should improve margin flexibility over the next few years. In our view, this is particularly important in light of potential demand headwinds from the developed markets as cost savings initiatives may provide a cushion to earnings. We also believe that Procter & Gamble is well positioned given its diversified product portfolio that includes both low-end value brands that have performed well in a recessionary environment as well as higher quality, luxury brands that may benefit in a recovery. Furthermore, we are encouraged by Procter & Gamble’s ongoing efforts to achieve scale in the emerging markets where it continues to introduce incremental innovation to its product pipeline.

We also added to the Fund’s position in Exxon Mobil, an industry leader in exploration and production of natural gas and crude oil. In an environment of increasing uncertainty regarding global economic activity, we believe Exxon Mobil provides strong defensive attributes to the Fund’s energy positioning. In our view, the company has a strong balance sheet and superior free cash flow generation. We also believe that its management has already positioned the company for declining oil prices by repositioning its business mix to take advantage of increasing global demand for natural gas. The company remains the industry leader in distributions to shareholders when considering the combined impact of dividends and share repurchases.

Conversely, we sold the Fund’s position in Amgen, a biotechnology company that manufactures and markets medicines, during the Reporting Period. While we still believed that Amgen has a strong oncology franchise that has not been reflected in the company’s valuation, the company continued to face challenges in its base business. We decided to sell out of the Fund’s position and reallocate the sales proceeds to higher conviction names.

We eliminated the Fund’s position in medical benefits provider WellPoint in order to reduce the Fund’s exposure to the individual and small group insurance markets, which we believe may be at a margin and pricing disadvantage under the new health care reform laws.

We sold the Fund’s position in beauty and related products manufacturer Avon Products. Its shares declined after the company announced lower than expected third quarter earnings and lowered its fiscal year 2011 revenue guidance. Avon Products’ earnings were impacted by disappointing sales in select markets and softer margins due to higher input costs. While Avon Products may be poised to deliver higher operating margins over the next few years as its geographic footprint broadens, particularly in Latin America, we decided to allocate the capital to higher conviction ideas.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to energy increased and its allocation to information technology decreased compared to the S&P 500 Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2012?

A	At the end of February 2012, the Fund had overweighted positions relative to the S&P 500 Index in financials and consumer discretionary. On the same date, the Fund had underweighted positions compared to the S&P 500 Index in utilities, materials, industrials and consumer staples and was rather neutrally weighted to the S&P 500 Index in energy, health care, information technology and telecommunication services.

FUND BASICS

U.S. Equity Fund
as of February 29, 2012

PERFORMANCE REVIEW

	Fund Total Return
September 1, 2011–February 29, 2012	(based on NAV)[1]	S&P 500 Index[2]

Class A	12.53%	13.31%
Class C	12.06	13.31
Institutional	12.69	13.31
Class IR	12.60	13.31
Class R	12.39	13.31

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/11	One Year	Since Inception	Inception Date

Class A	-10.30%	1.85%	11/30/09
Class C	-6.72	3.83	11/30/09
Institutional	-4.73	5.06	11/30/09
Class IR	-4.90	4.86	11/30/09
Class R	-5.36	4.35	11/30/09

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.18%	4.88%
Class C	1.93	5.63
Institutional	0.78	4.48
Class IR	0.93	4.63
Class R	1.43	5.13

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/29/12[5]

Holding	% of Net Assets	Line of Business

Apple, Inc.	4.4%	Computers & Peripherals
Exxon Mobil Corp.	3.8	Oil, Gas & Consumable Fuels
General Electric Co.	3.7	Industrial Conglomerates
JPMorgan Chase & Co.	2.9	Diversified Financial Services
QUALCOMM, Inc.	2.8	Communications Equipment
The Procter & Gamble Co.	2.6	Household Products
Merck & Co., Inc.	2.2	Pharmaceuticals
Google, Inc. Class A	2.2	Internet Software & Services
Devon Energy Corp.	2.1	Oil, Gas & Consumable Fuels
The Boeing Co.	2.1	Aerospace & Defense

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]

As of February 29, 2012

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS CAPITAL GROWTH FUND

Schedule of Investments
February 29, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – 99.3%
Aerospace & Defense – 2.4%
317,958	Honeywell International, Inc.	$18,940,758
59,950	The Boeing Co.	4,493,253

		23,434,011

Beverages – 2.2%
77,214	Diageo PLC ADR	7,378,570
222,612	PepsiCo., Inc.	14,011,199

		21,389,769

Biotechnology* – 1.8%
258,847	Gilead Sciences, Inc.	11,777,539
148,133	Vertex Pharmaceuticals, Inc.	5,765,336

		17,542,875

Capital Markets – 1.3%
108,956	Northern Trust Corp.	4,838,736
122,900	T. Rowe Price Group, Inc.	7,569,411

		12,408,147

Chemicals – 2.5%
118,146	Ecolab, Inc.	7,088,760
154,587	Praxair, Inc.	16,849,983

		23,938,743

Communications Equipment – 3.3%
142,996	Juniper Networks, Inc.*	3,254,589
459,696	QUALCOMM, Inc.	28,583,897

		31,838,486

Computers & Peripherals* – 9.1%
141,495	Apple, Inc.	76,752,548
285,239	NetApp, Inc.	12,265,277

		89,017,825

Construction & Engineering* – 0.3%
127,227	Quanta Services, Inc.	2,659,044

Consumer Finance – 1.5%
273,304	American Express Co.	14,455,049

Diversified Financial Services – 2.7%
48,524	CME Group, Inc.	14,047,213
55,208	IntercontinentalExchange, Inc.*	7,616,495
138,781	MSCI, Inc. Class A*	4,910,072

		26,573,780

Electrical Equipment – 1.6%
92,893	Emerson Electric Co.	4,673,447
57,160	Rockwell Automation, Inc.	4,571,656
69,417	Roper Industries, Inc.	6,353,044

		15,598,147

Electronic Equipment, Instruments & Components – 1.2%
210,994	Amphenol Corp. Class A	11,807,224

Energy Equipment & Services – 5.7%
179,409	Cameron International Corp.*	9,994,875
397,260	Halliburton Co.	14,535,743
75,526	National-Oilwell Varco, Inc.	6,233,161
318,060	Schlumberger Ltd.	24,684,637

		55,448,416

Food & Staples Retailing – 1.8%
198,901	Costco Wholesale Corp.	17,117,420

Health Care Equipment & Supplies – 2.4%
71,920	Baxter International, Inc.	4,180,710
45,639	C.R. Bard, Inc.	4,272,723
165,036	CareFusion Corp.*	4,259,579
260,096	St. Jude Medical, Inc.	10,955,243

		23,668,255

Health Care Providers & Services* – 1.2%
105,739	Express Scripts, Inc.	5,639,061
79,609	Henry Schein, Inc.	5,892,658

		11,531,719

Hotels, Restaurants & Leisure – 2.1%
265,092	Marriott International, Inc. Class A	9,352,446
56,755	McDonald’s Corp.	5,634,636
86,742	Yum! Brands, Inc.	5,745,790

		20,732,872

Household Durables – 0.5%
257,280	Newell Rubbermaid, Inc.	4,708,224

Household Products – 1.9%
98,099	Colgate-Palmolive Co.	9,140,865
145,590	The Procter & Gamble Co.	9,830,237

		18,971,102

Industrial Conglomerates – 0.9%
168,053	Danaher Corp.	8,878,240

Internet & Catalog Retail* – 2.6%
116,845	Amazon.com, Inc.	20,995,878
6,304	Priceline.com, Inc.	3,952,734

		24,948,612

Internet Software & Services* – 5.7%
212,093	eBay, Inc.	7,580,204
117,850	Equinix, Inc.	16,520,213
50,668	Google, Inc. Class A	31,325,491

		55,425,908

IT Services – 5.8%
96,033	Cognizant Technology Solutions Corp. Class A*	6,813,541
94,320	Global Payments, Inc.	4,868,798
111,760	International Business Machines Corp.	21,986,545
32,811	MasterCard, Inc. Class A	13,780,620
112,858	VeriFone Systems, Inc.*	5,404,770
208,006	Western Union Co.	3,633,865

		56,488,139

Life Sciences Tools & Services* – 1.0%
170,137	Thermo Fisher Scientific, Inc.	9,633,157

58          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)

Machinery – 3.8%
127,186	Caterpillar, Inc.	$14,525,913
52,883	Deere & Co.	4,385,587
189,629	Eaton Corp.	9,896,738
190,044	Kennametal, Inc.	8,755,327

		37,563,565

Media – 2.6%
105,759	Discovery Communications, Inc. Class A*	4,933,657
198,279	Scripps Networks Interactive Class A	8,962,211
232,839	Viacom, Inc. Class B	11,087,793

		24,983,661

Oil, Gas & Consumable Fuels – 5.4%
94,070	Devon Energy Corp.	6,896,272
175,520	Exxon Mobil Corp.	15,182,480
116,797	Occidental Petroleum Corp.	12,190,103
79,922	Pioneer Natural Resources Co.	8,762,648
141,902	Southwestern Energy Co.*	4,691,280
86,964	Whiting Petroleum Corp.*	5,099,569

		52,822,352

Personal Products – 1.0%
267,988	Avon Products, Inc.	5,008,696
82,748	The Estee Lauder Cos., Inc. Class A	4,844,068

		9,852,764

Pharmaceuticals – 2.5%
240,709	Abbott Laboratories	13,626,536
231,834	Teva Pharmaceutical Industries Ltd. ADR	10,388,482

		24,015,018

Real Estate Investment Trusts – 2.3%
352,722	American Tower Corp.	22,073,343

Real Estate Management & Development* – 1.3%
677,194	CBRE Group, Inc. Class A	12,412,966

Semiconductors & Semiconductor Equipment – 2.3%
431,311	NVIDIA Corp.*	6,534,361
138,034	Texas Instruments, Inc.	4,603,434
319,502	Xilinx, Inc.	11,799,209

		22,937,004

Software – 6.8%
71,289	Citrix Systems, Inc.*	5,328,140
877,975	Microsoft Corp.	27,866,926
756,466	Oracle Corp.	22,141,760
78,331	Salesforce.com, Inc.*	11,213,866

		66,550,692

Specialty Retail – 3.4%
578,072	Lowe’s Cos., Inc.	16,405,684
105,915	PetSmart, Inc.	5,903,702
375,590	Urban Outfitters, Inc.*	10,663,000

		32,972,386

Textiles, Apparel & Luxury Goods – 3.8%
93,176	Lululemon Athletica, Inc.*	6,244,656
166,841	NIKE, Inc. Class B	18,005,481
148,548	PVH Corp.	12,628,065

		36,878,202

Tobacco – 1.0%
118,962	Philip Morris International, Inc.	9,935,706

Wireless Telecommunication Services* – 1.6%
339,390	SBA Communications Corp. Class A	15,927,573

TOTAL COMMON STOCKS
(Cost $689,521,685)		$967,140,396

Exchange Traded Fund – 0.5%
76,498	iShares Russell 1000 Growth Index Fund
(Cost $4,324,212)		$4,908,877

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(a) – 0.1%
Repurchase Agreement – 0.1%
Joint Repurchase Agreement Account II
$600,000	0.193%	03/01/12	$600,000
(Cost $600,000)

TOTAL INVESTMENTS – 99.9%
(Cost $694,445,897)			$972,649,273

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%			973,701

NET ASSETS – 100.0%			$973,622,974

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Joint repurchase agreement was entered into on February 29, 2012. Additional information appears on page 73.

Investment Abbreviation:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.          59

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Schedule of Investments
February 29, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – 98.8%
Aerospace & Defense* – 1.5%
48,220	Honeywell International, Inc.	$2,872,465

Beverages – 2.2%
67,930	PepsiCo., Inc.	4,275,514

Capital Markets – 1.5%
66,942	Northern Trust Corp.	2,972,894

Chemicals – 2.7%
48,494	Praxair, Inc.	5,285,846

Communications Equipment – 6.1%
189,737	QUALCOMM, Inc.	11,797,847

Computers & Peripherals* – 11.9%
32,381	Apple, Inc.	17,564,750
124,049	NetApp, Inc.	5,334,107

		22,898,857

Consumer Finance – 2.5%
90,870	American Express Co.	4,806,114

Diversified Financial Services – 3.0%
19,971	CME Group, Inc.	5,781,405

Energy Equipment & Services – 8.3%
53,087	Cameron International Corp.*	2,957,477
115,388	Halliburton Co.	4,222,047
112,776	Schlumberger Ltd.	8,752,545

		15,932,069

Food & Staples Retailing – 3.3%
74,336	Costco Wholesale Corp.	6,397,356

Health Care Equipment & Supplies – 2.9%
132,584	St. Jude Medical, Inc.	5,584,438

Hotels, Restaurants & Leisure – 2.4%
131,631	Marriott International, Inc. Class A	4,643,942

Household Products – 2.3%
66,677	The Procter & Gamble Co.	4,502,031

Internet & Catalog Retail* – 1.4%
15,050	Amazon.com, Inc.	2,704,335

Internet Software & Services* – 7.4%
40,416	Equinix, Inc.	5,665,515
14,100	Google, Inc. Class A	8,717,325

		14,382,840

IT Services – 3.6%
16,625	MasterCard, Inc. Class A	6,982,500

Life Sciences Tools & Services* – 2.4%
81,160	Thermo Fisher Scientific, Inc.	4,595,279

Oil, Gas & Consumable Fuels – 1.9%
49,382	Devon Energy Corp.	3,620,194

Personal Products – 1.4%
146,633	Avon Products, Inc.	2,740,571

Pharmaceuticals – 2.1%
89,692	Teva Pharmaceutical Industries Ltd. ADR	4,019,099

Real Estate Investment Trusts – 5.3%
163,137	American Tower Corp.	10,209,113

Real Estate Management & Development* – 2.6%
275,577	CBRE Group, Inc. Class A	5,051,326

Semiconductors & Semiconductor Equipment – 2.9%
152,690	Xilinx, Inc.	5,638,842

Software – 3.1%
207,086	Oracle Corp.	6,061,407

Specialty Retail – 5.8%
247,716	Lowe’s Cos., Inc.	7,030,180
148,913	Urban Outfitters, Inc.*	4,227,640

		11,257,820

Textiles, Apparel & Luxury Goods – 5.2%
64,482	NIKE, Inc. Class B	6,958,898
37,239	PVH Corp.	3,165,687

		10,124,585

Wireless Telecommunication Services* – 3.1%
114,390	Crown Castle International Corp.	5,926,546

TOTAL COMMON STOCKS
(Cost $131,272,963)		$191,065,235

Exchange Traded Fund – 0.7%
20,950	iShares Russell 1000 Growth Index Fund
(Cost $1,306,385)		$1,344,362

TOTAL INVESTMENTS – 99.5%
(Cost $132,579,348)		$192,409,597

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%		884,396

NET ASSETS – 100.0%		$193,293,993

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviation:
ADR	—	American Depositary Receipt

60          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Schedule of Investments
February 29, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – 99.3%
Aerospace & Defense* – 1.9%
2,404	DigitalGlobe, Inc.	$36,974
3,943	Honeywell International, Inc.	234,884

		271,858

Auto Components* – 0.4%
3,628	Amerigon, Inc.	53,404

Beverages – 1.8%
749	Diageo PLC ADR	71,574
2,926	PepsiCo., Inc.	184,163

		255,737

Biotechnology* – 1.1%
3,915	Amylin Pharmaceuticals, Inc.	66,907
1,880	Gilead Sciences, Inc.	85,540

		152,447

Capital Markets – 2.8%
4,469	Evercore Partners, Inc. Class A	121,512
4,226	Lazard Ltd. Class A	128,724
3,370	Northern Trust Corp.	149,662

		399,898

Chemicals – 3.0%
890	Airgas, Inc.	73,274
1,123	Ecolab, Inc.	67,380
1,251	International Flavors & Fragrances, Inc.	71,344
1,932	Praxair, Inc.	210,588

		422,586

Commercial Banks* – 1.6%
6,789	Eagle Bancorp, Inc.	105,297
4,235	First Republic Bank	127,008

		232,305

Communications Equipment – 3.3%
7,654	QUALCOMM, Inc.	475,926

Computers & Peripherals* – 8.7%
1,983	Apple, Inc.	1,075,659
3,769	NetApp, Inc.	162,067

		1,237,726

Construction & Engineering* – 0.4%
2,986	Quanta Services, Inc.	62,407

Consumer Finance – 1.3%
3,509	American Express Co.	185,591

Diversified Consumer Services* – 1.2%
3,047	Coinstar, Inc.	177,427

Diversified Financial Services – 2.2%
493	CME Group, Inc.	142,719
796	IntercontinentalExchange, Inc.*	109,816
1,933	MSCI, Inc. Class A*	68,389

		320,924

Diversified Telecommunication Services* – 0.5%
3,497	TW telecom, Inc.	75,535

Electrical Equipment – 1.5%
1,256	Emerson Electric Co.	63,189
675	Rockwell Automation, Inc.	53,987
1,003	Roper Industries, Inc.	91,795

		208,971

Electronic Equipment, Instruments & Components – 2.3%
3,480	Amphenol Corp. Class A	194,741
3,238	FLIR Systems, Inc.	84,739
4,578	RealD, Inc.*	54,020

		333,500

Energy Equipment & Services – 5.7%
3,073	Cameron International Corp.*	171,197
745	Dril-Quip, Inc.*	52,142
5,147	Halliburton Co.	188,329
5,275	Schlumberger Ltd.	409,393

		821,061

Food & Staples Retailing – 1.8%
2,956	Costco Wholesale Corp.	254,393

Food Products* – 0.7%
1,774	TreeHouse Foods, Inc.	102,182

Health Care Equipment & Supplies – 3.7%
2,173	Baxter International, Inc.	126,316
978	C.R. Bard, Inc.	91,560
4,175	CareFusion Corp.*	107,757
4,765	St. Jude Medical, Inc.	200,702

		526,335

Health Care Providers & Services* – 1.2%
3,789	ExamWorks Group, Inc.	39,102
1,824	Henry Schein, Inc.	135,013

		174,115

Health Care Technology* – 0.4%
4,101	MedAssets, Inc.	58,562

Hotels, Restaurants & Leisure – 1.9%
3,381	Marriott International, Inc. Class A	119,282
751	McDonald’s Corp.	74,559
1,271	Yum! Brands, Inc.	84,191

		278,032

Household Durables – 1.1%
8,190	Newell Rubbermaid, Inc.	149,877

Household Products – 1.1%
2,243	The Procter & Gamble Co.	151,447

Industrial Conglomerates – 0.8%
2,037	Danaher Corp.	107,615

Internet & Catalog Retail* – 3.0%
1,500	Amazon.com, Inc.	269,535
3,839	Groupon, Inc.	75,686
127	Priceline.com, Inc.	79,632

		424,853

The accompanying notes are an integral part of these financial statements.          61

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Schedule of Investments (continued)
February 29, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Internet Software & Services* – 5.3%
3,606	21Vianet Group, Inc. ADR	$43,813
1,176	Equinix, Inc.	164,852
685	Google, Inc. Class A	423,501
2,467	Rackspace Hosting, Inc.	128,876

		761,042

IT Services – 3.9%
5,167	Genpact Ltd.*	82,775
1,614	Global Payments, Inc.	83,315
5,529	InterXion Holding NV*	87,248
524	MasterCard, Inc. Class A	220,080
1,854	VeriFone Systems, Inc.*	88,788

		562,206

Life Sciences Tools & Services* – 1.3%
3,157	Thermo Fisher Scientific, Inc.	178,749

Machinery – 2.1%
1,329	IDEX Corp.	55,552
5,376	Kennametal, Inc.	247,673

		303,225

Media – 2.1%
1,535	Discovery Communications, Inc. Class A*	71,608
3,200	Scripps Networks Interactive Class A	144,640
1,715	Viacom, Inc. Class B	81,668

		297,916

Oil, Gas & Consumable Fuels – 4.9%
1,802	Devon Energy Corp.	132,105
1,356	Occidental Petroleum Corp.	141,526
1,340	Pioneer Natural Resources Co.	146,917
2,030	Southwestern Energy Co.*	67,112
3,660	Whiting Petroleum Corp.*	214,622

		702,282

Personal Products – 0.6%
4,318	Avon Products, Inc.	80,703

Pharmaceuticals – 2.8%
3,750	Abbott Laboratories	212,287
2,453	Sagent Pharmaceuticals, Inc.*	53,206
3,030	Teva Pharmaceutical Industries Ltd. ADR	135,774

		401,267

Real Estate Investment Trusts – 1.6%
3,715	American Tower Corp.	232,485

Real Estate Management & Development* – 0.9%
7,037	CBRE Group, Inc. Class A	128,988

Semiconductors & Semiconductor Equipment – 3.4%
845	Hittite Microwave Corp.*	48,317
1,945	Linear Technology Corp.	65,119
6,667	NVIDIA Corp.*	101,005
2,040	Texas Instruments, Inc.	68,034
5,547	Xilinx, Inc.	204,851

		487,326

Software – 6.1%
996	Citrix Systems, Inc.*	74,441
1,010	MICROS Systems, Inc.*	52,449
9,249	Microsoft Corp.	293,563
9,294	Oracle Corp.	272,036
1,293	Salesforce.com, Inc.*	185,106

		877,595

Specialty Retail – 4.3%
2,060	Dick’s Sporting Goods, Inc.	92,206
6,473	Lowe’s Cos., Inc.	183,704
1,883	PetSmart, Inc.	104,958
8,196	Urban Outfitters, Inc.*	232,684

		613,552

Textiles, Apparel & Luxury Goods – 3.2%
1,404	Deckers Outdoor Corp.*	104,963
1,547	NIKE, Inc. Class B	166,952
2,100	PVH Corp.	178,521

		450,436

Wireless Telecommunication Services* – 1.4%
4,316	SBA Communications Corp. Class A	202,550

TOTAL COMMON STOCKS
(Cost $11,068,704)		$14,195,036

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(a) – 0.7%
Repurchase Agreement – 0.7%
Joint Repurchase Agreement Account II
$100,000	0.193%	03/01/12	$100,000
(Cost $100,000)

TOTAL INVESTMENTS – 100.0%
(Cost $11,168,704)			$14,295,036

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.0)%			(1,992)

NET ASSETS – 100.0%			$14,293,044

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Joint repurchase agreement was entered into on February 29, 2012. Additional information appears on page 73.

Investment Abbreviation:
ADR	—	American Depositary Receipt

62          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FOCUSED GROWTH FUND

Schedule of Investments
February 29, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – 97.0%
Capital Markets – 3.0%
1,645	Northern Trust Corp.	$73,055

Chemicals – 2.9%
641	Praxair, Inc.	69,869

Communications Equipment – 6.3%
2,493	QUALCOMM, Inc.	155,015

Computers & Peripherals* – 8.9%
400	Apple, Inc.	216,976

Consumer Finance – 3.4%
1,586	American Express Co.	83,884

Diversified Financial Services – 4.5%
378	CME Group, Inc.	109,427

Energy Equipment & Services – 8.5%
849	Cameron International Corp.*	47,298
1,824	Halliburton Co.	66,740
1,195	Schlumberger Ltd.	92,744

		206,782

Food & Staples Retailing – 4.9%
1,385	Costco Wholesale Corp.	119,193

Health Care Equipment & Supplies – 4.0%
2,294	St. Jude Medical, Inc.	96,623

Hotels, Restaurants & Leisure – 2.4%
1,644	Marriott International, Inc. Class A	58,000

Internet Software & Services* – 10.3%
752	Equinix, Inc.	105,415
234	Google, Inc. Class A	144,671

		250,086

IT Services – 3.3%
190	MasterCard, Inc. Class A	79,800

Life Sciences Tools & Services* – 3.0%
1,277	Thermo Fisher Scientific, Inc.	72,304

Real Estate Investment Trusts – 6.4%
2,492	American Tower Corp.	155,949

Real Estate Management & Development* – 4.2%
5,658	CBRE Group, Inc. Class A	103,711

Semiconductors & Semiconductor Equipment – 2.9%
1,894	Xilinx, Inc.	69,945

Specialty Retail – 5.9%
2,517	Lowe’s Cos., Inc.	71,433
2,570	Urban Outfitters, Inc.*	72,962

		144,395

Textiles, Apparel & Luxury Goods – 8.4%
863	NIKE, Inc. Class B	93,135
1,319	PVH Corp.	112,128

		205,263

Wireless Telecommunication Services* – 3.8%
1,986	SBA Communications Corp. Class A	93,203

TOTAL INVESTMENTS – 97.0%
(Cost $2,226,986)		$2,363,480

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.0%		73,501

NET ASSETS – 100.0%		$2,436,981

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.          63

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Schedule of Investments
February 29, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – 99.2%
Aerospace & Defense* – 0.4%
1,290,345	DigitalGlobe, Inc.	$19,845,506

Air Freight & Logistics – 0.7%
473,137	C.H. Robinson Worldwide, Inc.	31,307,475

Biotechnology* – 2.8%
534,312	Alexion Pharmaceuticals, Inc.	44,737,944
1,739,009	Amylin Pharmaceuticals, Inc.	29,719,664
245,288	BioMarin Pharmaceutical, Inc.	8,769,046
1,093,222	Vertex Pharmaceuticals, Inc.	42,548,200

		125,774,854

Capital Markets – 4.1%
1,768,912	Lazard Ltd. Class A	53,881,060
1,585,008	Northern Trust Corp.	70,390,205
928,985	T. Rowe Price Group, Inc.	57,216,186

		181,487,451

Chemicals – 3.6%
724,512	Airgas, Inc.	59,649,073
1,338,391	Ecolab, Inc.	80,303,460
391,823	International Flavors & Fragrances, Inc.	22,345,666

		162,298,199

Commercial Banks* – 1.5%
2,221,417	First Republic Bank	66,620,296

Commercial Services & Supplies – 1.3%
2,373,064	Ritchie Bros. Auctioneers, Inc.	57,950,223

Communications Equipment* – 0.7%
1,382,137	Juniper Networks, Inc.	31,457,438

Computers & Peripherals* – 1.7%
1,784,592	NetApp, Inc.	76,737,456

Construction & Engineering* – 1.4%
2,917,112	Quanta Services, Inc.	60,967,641

Consumer Finance – 0.5%
1,508,389	SLM Corp.	23,772,211

Diversified Consumer Services* – 1.7%
1,333,368	Coinstar, Inc.	77,642,019

Diversified Financial Services* – 3.2%
627,945	IntercontinentalExchange, Inc.	86,631,292
1,641,239	MSCI, Inc. Class A	58,067,036

		144,698,328

Diversified Telecommunication Services* – 1.4%
2,828,682	TW telecom, Inc.	61,099,531

Electrical Equipment – 2.5%
423,296	Rockwell Automation, Inc.	33,855,214
824,149	Roper Industries, Inc.	75,426,117

		109,281,331

Electronic Equipment, Instruments & Components – 3.7%
1,524,867	Amphenol Corp. Class A	85,331,557
1,807,648	FLIR Systems, Inc.	47,306,148
2,881,480	RealD, Inc.*(a)	34,001,464

		166,639,169

Energy Equipment & Services – 5.4%
1,874,098	Cameron International Corp.*	104,405,999
485,251	Core Laboratories NV	59,035,637
1,092,885	Dril-Quip, Inc.*	76,491,021

		239,932,657

Food Products* – 1.4%
461,246	The Hain Celestial Group, Inc.	18,837,287
747,726	TreeHouse Foods, Inc.	43,069,017

		61,906,304

Health Care Equipment & Supplies – 7.5%
1,077,531	C.R. Bard, Inc.	100,878,452
2,464,032	CareFusion Corp.*	63,596,666
602,879	Edwards Lifesciences Corp.*	44,088,541
44,237	Intuitive Surgical, Inc.*	22,632,534
2,440,797	St. Jude Medical, Inc.	102,806,370

		334,002,563

Health Care Providers & Services* – 1.8%
1,083,014	Henry Schein, Inc.	80,164,696

Hotels, Restaurants & Leisure – 1.6%
2,038,281	Marriott International, Inc. Class A	71,910,554

Household Durables – 1.7%
4,254,934	Newell Rubbermaid, Inc.	77,865,292

Insurance – 1.0%
1,545,419	Principal Financial Group, Inc.	42,746,290

Internet & Catalog Retail* – 0.5%
1,128,462	Groupon, Inc.	22,247,628

Internet Software & Services* – 3.4%
681,929	Equinix, Inc.	95,592,807
1,090,027	Rackspace Hosting, Inc.	56,943,011

		152,535,818

IT Services – 4.5%
602,606	FleetCor Technologies, Inc.*	22,314,500
2,850,220	Genpact Ltd.*	45,660,524
1,293,896	Global Payments, Inc.	66,790,912
1,404,788	VeriFone Systems, Inc.*	67,275,297

		202,041,233

Life Sciences Tools & Services* – 1.6%
893,356	Agilent Technologies, Inc.	38,968,189
178,423	Mettler-Toledo International, Inc.	32,166,098

		71,134,287

Machinery – 2.1%
2,077,858	Kennametal, Inc.	95,726,918

64          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Shares	Description	Value

Common Stocks – (continued)

Media – 2.6%
729,401	Discovery Communications, Inc. Class A*	$34,026,557
1,778,743	Scripps Networks Interactive Class A	80,399,183

		114,425,740

Oil, Gas & Consumable Fuels – 6.1%
713,231	Pioneer Natural Resources Co.	78,198,647
1,152,975	Rosetta Resources, Inc.*	58,847,844
900,795	Southwestern Energy Co.*	29,780,283
1,765,365	Whiting Petroleum Corp.*	103,521,003

		270,347,777

Personal Products – 1.0%
2,475,069	Avon Products, Inc.	46,259,040

Real Estate Management & Development* – 1.7%
4,236,817	CBRE Group, Inc. Class A	77,660,856

Semiconductors & Semiconductor Equipment – 4.1%
615,206	Altera Corp.	23,654,671
715,946	Linear Technology Corp.	23,969,872
3,399,185	NVIDIA Corp.*	51,497,653
2,240,091	Xilinx, Inc.	82,726,560

		181,848,756

Software* – 4.0%
640,495	Citrix Systems, Inc.	47,870,596
620,554	MICROS Systems, Inc.	32,225,369
959,167	Rovi Corp.	34,031,245
460,723	Salesforce.com, Inc.	65,957,105

		180,084,315

Specialty Retail – 6.9%
537,133	Bed Bath & Beyond, Inc.*	32,088,325
939,916	Dick’s Sporting Goods, Inc.	42,070,640
1,759,690	PetSmart, Inc.	98,085,121
592,958	Tiffany & Co.	38,548,200
3,396,026	Urban Outfitters, Inc.*	96,413,178

		307,205,464

Textiles, Apparel & Luxury Goods – 4.8%
500,313	Deckers Outdoor Corp.*	37,403,400
359,109	Lululemon Athletica, Inc.*	24,067,485
1,449,924	PVH Corp.	123,258,039
176,624	Ralph Lauren Corp.	30,684,888

		215,413,812

Wireless Telecommunication Services* – 4.3%
1,247,144	Crown Castle International Corp.	64,614,531
2,671,996	SBA Communications Corp. Class A	125,396,772

		190,011,303

TOTAL COMMON STOCKS
(Cost $3,655,592,042)		$4,433,050,431

Exchange Traded Fund – 0.5%
371,000	iShares Russell Midcap Growth Index Fund
(Cost $22,533,070)		$22,875,860

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(b) – 0.5%
Repurchase Agreement – 0.5%
Joint Repurchase Agreement Account II
$24,100,000	0.193%	03/01/12	$24,100,000
(Cost $24,100,000)

TOTAL INVESTMENTS – 100.2%
(Cost $3,702,225,112)			$4,480,026,291

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%			(8,980,175)

NET ASSETS – 100.0%			$4,471,046,116

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

(b)	Joint repurchase agreement was entered into on February 29, 2012. Additional information appears on page 73.

The accompanying notes are an integral part of these financial statements.          65

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Schedule of Investments
February 29, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – 99.4%
Aerospace & Defense* – 1.7%
247,903	Aerovironment, Inc.	$7,060,277
433,568	DigitalGlobe, Inc.	6,668,276

		13,728,553

Auto Components* – 0.9%
488,285	Amerigon, Inc.	7,187,555

Biotechnology* – 5.6%
99,387	Alexion Pharmaceuticals, Inc.	8,321,673
322,695	Amylin Pharmaceuticals, Inc.	5,514,858
204,729	BioMarin Pharmaceutical, Inc.	7,319,062
85,874	Cepheid, Inc.	3,468,451
423,784	Halozyme Therapeutics, Inc.	4,877,754
429,951	Incyte Corp.	7,291,969
565,010	NPS Pharmaceuticals, Inc.	3,853,368
151,164	Vertex Pharmaceuticals, Inc.	5,883,303

		46,530,438

Capital Markets – 3.1%
568,180	Evercore Partners, Inc. Class A	15,448,814
325,536	Lazard Ltd. Class A	9,915,827

		25,364,641

Chemicals – 1.8%
135,196	Airgas, Inc.	11,130,687
72,300	International Flavors & Fragrances, Inc.	4,123,269

		15,253,956

Commercial Banks – 3.4%
497,066	Eagle Bancorp, Inc.*	7,709,494
243,526	East West Bancorp, Inc.	5,386,795
289,599	First Republic Bank*	8,685,074
3,238,521	Popular, Inc.*	6,153,190

		27,934,553

Commercial Services & Supplies – 3.5%
628,633	Healthcare Services Group, Inc.	12,245,771
532,599	Ritchie Bros. Auctioneers, Inc.	13,006,067
40,766	Stericycle, Inc.*	3,537,266

		28,789,104

Communications Equipment* – 0.7%
598,502	Calix, Inc.	5,410,458

Construction & Engineering* – 1.4%
568,156	Quanta Services, Inc.	11,874,460

Diversified Consumer Services* – 1.8%
249,404	Coinstar, Inc.	14,522,795

Diversified Financial Services* – 1.6%
375,840	MSCI, Inc. Class A	13,297,219

Diversified Telecommunication Services* – 1.5%
559,876	TW telecom, Inc.	12,093,322

Electrical Equipment – 1.7%
157,922	Roper Industries, Inc.	14,453,021

Electronic Equipment, Instruments & Components – 5.3%
242,249	Amphenol Corp. Class A	13,556,254
126,103	DTS, Inc.*	3,540,972
409,325	FLIR Systems, Inc.	10,712,036
150,021	IPG Photonics Corp.*	7,895,605
691,214	RealD, Inc.*	8,156,325

		43,861,192

Energy Equipment & Services – 3.3%
103,750	Core Laboratories NV	12,622,225
206,788	Dril-Quip, Inc.*	14,473,092

		27,095,317

Food Products* – 2.0%
578,321	Smart Balance, Inc.	3,464,143
128,231	The Hain Celestial Group, Inc.	5,236,954
138,788	TreeHouse Foods, Inc.	7,994,189

		16,695,286

Health Care Equipment & Supplies* – 2.0%
371,411	CareFusion Corp.	9,586,118
76,960	Given Imaging Ltd.	1,499,181
225,891	Tornier NV	5,308,438

		16,393,737

Health Care Providers & Services* – 3.4%
676,350	ExamWorks Group, Inc.	6,979,932
210,680	Henry Schein, Inc.	15,594,534
77,788	Mednax, Inc.	5,786,649

		28,361,115

Health Care Technology* – 1.0%
565,175	MedAssets, Inc.	8,070,699

Hotels, Restaurants & Leisure – 2.2%
148,441	Choice Hotels International, Inc.	5,576,929
215,873	Dunkin’ Brands Group, Inc.*	6,268,952
389,058	Texas Roadhouse, Inc.	6,508,940

		18,354,821

Household Durables – 1.6%
709,986	Newell Rubbermaid, Inc.	12,992,744

Internet Software & Services* – 4.9%
278,155	21Vianet Group, Inc. ADR	3,379,583
137,757	Equinix, Inc.	19,310,776
338,879	Rackspace Hosting, Inc.	17,703,039

		40,393,398

IT Services – 5.3%
150,233	FleetCor Technologies, Inc.*	5,563,128
591,673	Genpact Ltd.*	9,478,602
201,456	Global Payments, Inc.	10,399,159
437,830	InterXion Holding NV*	6,908,957
236,088	VeriFone Systems, Inc.*	11,306,254

		43,656,100

66          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)

Life Sciences Tools & Services* – 1.3%
23,800	Mettler-Toledo International, Inc.	$4,290,664
274,290	PAREXEL International Corp.	6,714,619

		11,005,283

Machinery – 4.6%
177,376	IDEX Corp.	7,414,317
393,842	Kennametal, Inc.	18,144,301
256,417	Robbins & Myers, Inc.	12,515,714

		38,074,332

Media* – 0.4%
284,670	Pandora Media, Inc.	3,717,790

Oil, Gas & Consumable Fuels* – 6.2%
213,908	Approach Resources, Inc.	7,392,660
993,338	Rex Energy Corp.	11,423,387
261,863	Rosetta Resources, Inc.	13,365,488
319,583	Whiting Petroleum Corp.	18,740,347

		50,921,882

Pharmaceuticals* – 0.7%
259,739	Sagent Pharmaceuticals, Inc.	5,633,739

Real Estate Management & Development* – 1.5%
696,316	CBRE Group, Inc. Class A	12,763,472

Road & Rail* – 0.8%
364,025	Roadrunner Transportation Systems, Inc.	6,497,846

Semiconductors & Semiconductor Equipment – 6.1%
262,826	Cavium, Inc.*	9,390,773
204,170	Hittite Microwave Corp.*	11,674,441
459,612	Intermolecular, Inc.*	2,886,363
153,082	Linear Technology Corp.	5,125,186
333,506	NVIDIA Corp.*	5,052,616
473,392	STR Holdings, Inc.*	3,361,083
358,424	Xilinx, Inc.	13,236,598

		50,727,060

Software – 2.7%
160,952	MICROS Systems, Inc.*	8,358,237
147,298	OPNET Technologies, Inc.	4,205,358
265,802	Rovi Corp.*	9,430,655

		21,994,250

Specialty Retail – 6.4%
217,535	Dick’s Sporting Goods, Inc.	9,736,867
487,133	OfficeMax, Inc.*	2,727,945
273,117	PetSmart, Inc.	15,223,541
345,541	Rue21, Inc.*	9,219,034
555,199	Urban Outfitters, Inc.*	15,762,100

		52,669,487

Textiles, Apparel & Luxury Goods – 6.0%
267,736	Carter’s, Inc.*	13,003,938
92,894	Deckers Outdoor Corp.*	6,944,755
263,728	PVH Corp.	22,419,517
80,084	Under Armour, Inc. Class A*	7,146,696

		49,514,906

Wireless Telecommunication Services* – 3.0%
528,081	SBA Communications Corp. Class A	24,782,841

TOTAL COMMON STOCKS
(Cost $684,849,658)		$820,617,372

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(a) – 0.7%
Repurchase Agreement – 0.7%
Joint Repurchase Agreement Account II
$5,500,000	0.193%	03/01/12	$5,500,000
(Cost $5,500,000)

TOTAL INVESTMENTS – 100.1%
(Cost $690,349,658)			$826,117,372

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%			(1,007,824)

NET ASSETS – 100.0%			$825,109,548

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Joint repurchase agreement was entered into on February 29, 2012. Additional information appears on page 73.

Investment Abbreviation:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.          67

GOLDMAN SACHS STRATEGIC GROWTH FUND

Schedule of Investments
February 29, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – 98.0%
Aerospace & Defense – 1.9%
159,859	Honeywell International, Inc.	$9,522,801

Beverages – 3.0%
51,243	Diageo PLC ADR	4,896,781
157,139	PepsiCo., Inc.	9,890,329

		14,787,110

Biotechnology* – 1.9%
151,428	Gilead Sciences, Inc.	6,889,974
66,585	Vertex Pharmaceuticals, Inc.	2,591,488

		9,481,462

Capital Markets – 2.4%
181,633	Northern Trust Corp.	8,066,321
62,291	T. Rowe Price Group, Inc.	3,836,503

		11,902,824

Chemicals – 3.2%
66,781	Ecolab, Inc.	4,006,860
107,570	Praxair, Inc.	11,725,130

		15,731,990

Communications Equipment – 4.1%
327,082	QUALCOMM, Inc.	20,337,959

Computers & Peripherals* – 9.6%
69,613	Apple, Inc.	37,760,876
221,020	NetApp, Inc.	9,503,860

		47,264,736

Consumer Finance – 2.2%
207,251	American Express Co.	10,961,505

Diversified Financial Services – 2.3%
31,188	CME Group, Inc.	9,028,614
18,176	IntercontinentalExchange, Inc.*	2,507,561

		11,536,175

Electrical Equipment – 1.7%
116,982	Emerson Electric Co.	5,885,364
33,351	Rockwell Automation, Inc.	2,667,413

		8,552,777

Electronic Equipment, Instruments & Components – 1.4%
126,133	Amphenol Corp. Class A	7,058,403

Energy Equipment & Services – 7.0%
97,887	Cameron International Corp.*	5,453,285
224,267	Halliburton Co.	8,205,930
35,808	National-Oilwell Varco, Inc.	2,955,234
228,458	Schlumberger Ltd.	17,730,625

		34,345,074

Food & Staples Retailing – 2.6%
150,422	Costco Wholesale Corp.	12,945,317

Health Care Equipment & Supplies – 3.2%
86,276	Baxter International, Inc.	5,015,224
251,441	St. Jude Medical, Inc.	10,590,695

		15,605,919

Hotels, Restaurants & Leisure – 2.8%
215,908	Marriott International, Inc. Class A	7,617,234
32,598	McDonald’s Corp.	3,236,330
45,372	Yum! Brands, Inc.	3,005,441

		13,859,005

Household Products – 1.5%
112,053	The Procter & Gamble Co.	7,565,819

Industrial Conglomerates – 1.6%
147,920	Danaher Corp.	7,814,614

Internet & Catalog Retail* – 2.9%
64,318	Amazon.com, Inc.	11,557,301
4,699	Priceline.com, Inc.	2,946,367

		14,503,668

Internet Software & Services* – 5.4%
64,497	Equinix, Inc.	9,041,189
28,294	Google, Inc. Class A	17,492,766

		26,533,955

IT Services – 2.2%
26,216	MasterCard, Inc. Class A	11,010,720

Life Sciences Tools & Services* – 1.3%
111,086	Thermo Fisher Scientific, Inc.	6,289,689

Machinery – 0.7%
31,939	Caterpillar, Inc.	3,647,753

Media – 2.0%
55,647	Discovery Communications, Inc. Class A*	2,595,932
151,590	Viacom, Inc. Class B	7,218,716

		9,814,648

Oil, Gas & Consumable Fuels – 2.8%
103,008	Devon Energy Corp.	7,551,517
36,160	Occidental Petroleum Corp.	3,774,019
72,283	Southwestern Energy Co.*	2,389,676

		13,715,212

Personal Products – 1.1%
294,447	Avon Products, Inc.	5,503,215

Pharmaceuticals – 3.2%
167,329	Abbott Laboratories	9,472,495
142,002	Teva Pharmaceutical Industries Ltd. ADR	6,363,109

		15,835,604

Real Estate Investment Trusts – 3.3%
259,423	American Tower Corp.	16,234,691

Real Estate Management & Development* – 1.4%
378,286	CBRE Group, Inc. Class A	6,933,982

68          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)

Semiconductors & Semiconductor Equipment – 3.4%
242,229	NVIDIA Corp.*	$3,669,769
73,027	Texas Instruments, Inc.	2,435,451
293,580	Xilinx, Inc.	10,841,909

		16,947,129

Software – 5.8%
318,803	Microsoft Corp.	10,118,807
389,335	Oracle Corp.	11,395,836
49,344	Salesforce.com, Inc.*	7,064,087

		28,578,730

Specialty Retail – 4.2%
437,116	Lowe’s Cos., Inc.	12,405,352
288,831	Urban Outfitters, Inc.*	8,199,912

		20,605,264

Textiles, Apparel & Luxury Goods – 3.3%
84,894	NIKE, Inc. Class B	9,161,760
81,259	PVH Corp.	6,907,828

		16,069,588

Wireless Telecommunication Services* – 2.6%
246,118	Crown Castle International Corp.	12,751,374

TOTAL COMMON STOCKS
(Cost $417,896,884)		$484,248,712

Exchange Traded Fund – 1.2%
96,000	iShares Russell 1000 Growth Index Fund
(Cost $6,123,677)		$6,160,320

TOTAL INVESTMENTS – 99.2%
(Cost $424,020,561)		$490,409,032

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%		3,864,761

NET ASSETS – 100.0%		$494,273,793

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviation:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.          69

GOLDMAN SACHS TECHNOLOGY TOLLKEEPER FUND

Schedule of Investments
February 29, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – 97.8%
Aerospace & Defense* – 0.9%
236,049	DigitalGlobe, Inc.	$3,630,434

Communications Equipment – 8.1%
294,049	Juniper Networks, Inc.*	6,692,555
385,353	QUALCOMM, Inc.	23,961,250

		30,653,805

Computers & Peripherals* – 16.0%
79,546	Apple, Inc.	43,148,932
408,120	NetApp, Inc.	17,549,160

		60,698,092

Diversified Consumer Services* – 2.8%
182,821	Coinstar, Inc.	10,645,667

Diversified Financial Services* – 2.7%
74,562	IntercontinentalExchange, Inc.	10,286,573

Electronic Equipment, Instruments & Components – 6.0%
219,868	Amphenol Corp. Class A	12,303,813
120,383	DTS, Inc.*	3,380,355
585,309	RealD, Inc.*	6,906,646

		22,590,814

Internet & Catalog Retail* – 6.7%
69,074	Amazon.com, Inc.	12,411,907
205,517	Groupon, Inc.	4,051,768
14,150	Priceline.com, Inc.	8,872,333

		25,336,008

Internet Software & Services* – 15.4%
270,794	21Vianet Group, Inc. ADR	3,290,147
73,917	Equinix, Inc.	10,361,685
38,713	Google, Inc. Class A	23,934,312
340,634	Rackspace Hosting, Inc.	17,794,720
129,269	Yandex NV Class A	2,753,430

		58,134,294

IT Services – 5.1%
99,340	Global Payments, Inc.	5,127,931
441,362	InterXion Holding NV*	6,964,692
154,353	VeriFone Systems, Inc.*	7,391,965

		19,484,588

Media* – 0.9%
250,343	Pandora Media, Inc.	3,269,480

Real Estate Investment Trusts – 2.6%
157,674	American Tower Corp.	9,867,239

Semiconductors & Semiconductor Equipment – 10.0%
169,906	Altera Corp.	6,532,886
101,038	Cavium, Inc.*	3,610,088
281,553	Intermolecular, Inc.*	1,768,153
454,257	NVIDIA Corp.*	6,881,993
199,752	Texas Instruments, Inc.	6,661,729
331,505	Xilinx, Inc.	12,242,480

		37,697,329

Software – 17.6%
106,091	Citrix Systems, Inc.*	7,929,241
104,548	MICROS Systems, Inc.*	5,429,178
417,806	Microsoft Corp.	13,261,162
92,248	OPNET Technologies, Inc.	2,633,680
546,096	Oracle Corp.	15,984,230
244,931	Rovi Corp.*	8,690,152
89,968	Salesforce.com, Inc.*	12,879,819

		66,807,462

Wireless Telecommunication Services* – 3.0%
239,739	SBA Communications Corp. Class A	11,250,951

TOTAL COMMON STOCKS
(Cost $331,481,162)		$370,352,736

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(a) – 2.3%
Repurchase Agreement – 2.3%
Joint Repurchase Agreement Account II
$8,600,000	0.193%	03/01/12	$8,600,000
(Cost $8,600,000)

TOTAL INVESTMENTS – 100.1%
(Cost $340,081,162)			$378,952,736

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%			(492,509)

NET ASSETS – 100.0%			$378,460,227

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Joint repurchase agreement was entered into on February 29, 2012. Additional information appears on page 73.

Investment Abbreviation:
ADR	—	American Depositary Receipt

70          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY FUND

Schedule of Investments
February 29, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – 99.5%
Aerospace & Defense – 4.5%
3,460	Honeywell International, Inc.	$206,112
1,073	Textron, Inc.	29,519
2,798	The Boeing Co.	209,710

		445,341

Automobiles* – 1.1%
4,234	General Motors Co.	110,169

Beverages – 2.0%
3,187	PepsiCo., Inc.	200,590

Biotechnology* – 0.9%
2,296	Vertex Pharmaceuticals, Inc.	89,360

Building Products – 1.2%
9,984	Masco Corp.	118,610

Capital Markets – 2.0%
3,540	Morgan Stanley	65,632
1,235	Northern Trust Corp.	54,846
1,305	T. Rowe Price Group, Inc.	80,375

		200,853

Chemicals – 1.6%
1,438	Praxair, Inc.	156,742

Commercial Banks – 1.6%
6,777	SunTrust Banks, Inc.	155,600

Communications Equipment – 4.2%
3,802	Cisco Systems, Inc.	75,584
2,823	Juniper Networks, Inc.*	64,251
4,388	QUALCOMM, Inc.	272,846

		412,681

Computers & Peripherals* – 6.6%
799	Apple, Inc.	433,409
4,091	EMC Corp.	113,280
2,506	NetApp, Inc.	107,758

		654,447

Consumer Finance – 1.6%
3,091	American Express Co.	163,483

Diversified Financial Services – 5.8%
11,675	Bank of America Corp.	93,050
2,078	Citigroup, Inc.	69,239
409	CME Group, Inc.	118,401
7,423	JPMorgan Chase & Co.	291,279

		571,969

Diversified Telecommunication Services – 0.7%
2,177	AT&T, Inc.	66,594

Electric Utilities – 0.8%
2,891	PPL Corp.	82,538

Energy Equipment & Services – 4.1%
3,940	Halliburton Co.	144,165
2,321	Schlumberger Ltd.	180,133
1,457	Transocean Ltd.	77,716

		402,014

Food & Staples Retailing – 2.7%
2,263	Costco Wholesale Corp.	194,754
2,067	Walgreen Co.	68,541

		263,295

Food Products – 1.7%
4,371	General Mills, Inc.	167,453

Health Care Equipment & Supplies – 1.8%
10,209	Boston Scientific Corp.*	63,500
2,793	St. Jude Medical, Inc.	117,641

		181,141

Health Care Providers & Services – 1.1%
1,887	UnitedHealth Group, Inc.	105,200

Hotels, Restaurants & Leisure – 1.9%
1,845	Marriott International, Inc. Class A	65,091
1,811	Yum! Brands, Inc.	119,961

		185,052

Household Products – 2.6%
3,775	The Procter & Gamble Co.	254,888

Industrial Conglomerates – 3.7%
19,434	General Electric Co.	370,218

Insurance – 5.4%
1,109	Everest Re Group Ltd.	97,426
2,804	MetLife, Inc.	108,094
2,608	Prudential Financial, Inc.	159,505
3,463	The Hartford Financial Services Group, Inc.	71,719
1,606	The Travelers Cos., Inc.	93,100

		529,844

Internet & Catalog Retail* – 1.8%
981	Amazon.com, Inc.	176,276

Internet Software & Services* – 2.2%
346	Google, Inc. Class A	213,914

IT Services – 1.5%
346	MasterCard, Inc. Class A	145,320

Life Sciences Tools & Services* – 1.1%
1,931	Thermo Fisher Scientific, Inc.	109,333

Media – 2.1%
3,769	The Walt Disney Co.	158,260
1,009	Viacom, Inc. Class B	48,049

		206,309

Multi-Utilities – 0.4%
917	PG&E Corp.	38,221

Oil, Gas & Consumable Fuels – 7.9%
2,874	Devon Energy Corp.	210,693

The accompanying notes are an integral part of these financial statements.          71

GOLDMAN SACHS U.S. EQUITY FUND

Schedule of Investments (continued)
February 29, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)

4,387	Exxon Mobil Corp.	$379,475
2,530	Newfield Exploration Co.*	91,080
988	Occidental Petroleum Corp.	103,118

		784,366

Pharmaceuticals – 6.1%
2,752	Abbott Laboratories	155,791
1,849	Johnson & Johnson	120,333
5,739	Merck & Co., Inc.	219,058
2,890	Mylan, Inc.*	67,741
2,160	Pfizer, Inc.	45,576

		608,499

Real Estate Investment Trusts – 1.7%
2,762	American Tower Corp.	172,846

Real Estate Management & Development* – 0.5%
2,878	CBRE Group, Inc. Class A	52,754

Semiconductors & Semiconductor Equipment – 2.4%
645	Lam Research Corp.*	26,897
3,295	NVIDIA Corp.*	49,919
4,368	Xilinx, Inc.	161,310

		238,126

Software – 4.2%
2,422	Adobe Systems, Inc.*	79,660
3,230	Microsoft Corp.	102,520
4,398	Oracle Corp.	128,729
726	Salesforce.com, Inc.*	103,934

		414,843

Specialty Retail – 3.2%
7,046	Lowe’s Cos., Inc.	199,965
3,981	Urban Outfitters, Inc.*	113,021

		312,986

Textiles, Apparel & Luxury Goods – 2.3%
1,691	NIKE, Inc. Class B	182,493
510	PVH Corp.	43,355

		225,848

Wireless Telecommunication Services* – 2.5%
3,853	SBA Communications Corp. Class A	180,821
27,450	Sprint Nextel Corp.	67,802

		248,623

TOTAL COMMON STOCKS
(Cost $8,798,233)		$9,836,346

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(a) – 1.0%
Repurchase Agreement – 1.0%
Joint Repurchase Agreement Account II
$100,000	0.193%	03/01/12	$100,000
(Cost $100,000)

TOTAL INVESTMENTS – 100.5%
(Cost $8,898,233)			$9,936,346

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%			(50,951)

NET ASSETS – 100.0%			$9,885,395

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Joint repurchase agreement was entered into on February 29, 2012. Additional information appears on page 73.

72          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Schedule of Investments
February 29, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At February 29, 2012, certain Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of March 1, 2012, as follows:

			Collateral
	Principal	Maturity	Allocation
Fund	Amount	Value	Value

Capital Growth	$600,000	$600,003	$613,807

Flexible Cap Growth	100,000	100,001	102,301

Growth Opportunities	24,100,000	24,100,129	24,654,574

Small/Mid Cap Growth	5,500,000	5,500,029	5,626,562

Technology Tollkeeper	8,600,000	8,600,046	8,797,898

U.S. Equity	100,000	100,001	102,301

REPURCHASE AGREEMENTS — At February 29, 2012, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

			Flexible		Small/Mid
	Interest	Capital	Cap	Growth	Cap	Technology	U.S.
Counterparty	Rate	Growth	Growth	Opportunities	Growth	Tollkeeper	Equity

Barclays Capital, Inc.	0.190%	$30,215	$5,036	$1,213,623	$276,968	$433,077	$5,036

BNP Paribas Securities Co.	0.190	120,377	20,063	4,835,150	1,103,458	1,725,406	20,063

Credit Suisse Securities LLC	0.150	48,151	8,025	1,934,060	441,383	690,163	8,025

JPMorgan Securities LLC	0.210	180,566	30,094	7,252,725	1,655,186	2,588,109	30,094

Wells Fargo Securities LLC	0.190	220,691	36,782	8,864,442	2,023,005	3,163,245	36,782

TOTAL		$600,000	$100,000	$24,100,000	$5,500,000	$8,600,000	$100,000

At February 29, 2012, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates

Federal Home Loan Mortgage Corp.	4.000%	07/01/25 to 05/01/30

Federal National Mortgage Association	2.500 to 7.500	05/01/12 to 10/01/51

U.S. Treasury Notes	0.625 to 4.875	03/31/12 to 11/15/20

The accompanying notes are an integral part of these financial statements.          73

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Assets and Liabilities
February 29, 2012 (Unaudited)

	Capital Growth	Concentrated
	Fund	Growth Fund
Assets:

Investments of unaffiliated issuers, at value (cost $694,445,897, $132,579,348, $11,168,704, $2,226,986, $3,629,099,554, $690,349,658, $424,020,561, $340,081,162 and $8,898,233)	$972,649,273	$192,409,597
Investments of affiliated issuers, at value (cost $73,125,558 for Growth Opportunities Fund)	—	—
Cash	37,324	63,012
Receivables:
Fund shares sold	2,439,246	7,831
Dividends and interest	1,109,219	206,115
Investments sold	—	1,225,858
Reimbursement from investment adviser	—	14,050
Deferred offering costs	—	—
Other assets	6,946	1,494

Total assets	976,242,008	193,927,957

Liabilities:

Payables:
Fund shares redeemed	1,427,145	388,354
Amounts owed to affiliates	968,296	165,267
Investments purchased	—	—
Accrued expenses and other liabilities	223,593	80,343

Total liabilities	2,619,034	633,964

Net Assets:

Paid-in capital	758,119,601	166,812,468
Undistributed (distributions in excess of) net investment income (loss)	405,433	(59,581)
Accumulated net realized gain (loss)	(63,105,436)	(33,289,143)
Net unrealized gain	278,203,376	59,830,249

NET ASSETS	$973,622,974	$193,293,993

Net Assets:
Class A	$693,292,437	$103,692,350
Class B	34,428,140	495,727
Class C	76,120,961	2,972,686
Institutional	164,769,199	85,598,013
Service	1,089,520	—
Class IR	3,235,290	525,240
Class R	687,427	9,977

Total Net Assets	$973,622,974	$193,293,993

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	29,453,374	7,186,544
Class B	1,663,356	37,084
Class C	3,682,081	222,716
Institutional	6,673,450	5,746,670
Service	47,108	—
Class IR	136,875	36,204
Class R	29,483	699

Net asset value, offering and redemption price per share:(b)
Class A	$23.54	$14.43
Class B	20.70	13.37
Class C	20.67	13.35
Institutional	24.69	14.90
Service	23.13	—
Class IR	23.64	14.51
Class R	23.32	14.28

(a)	Commenced operations on January 31, 2012.
(b)	Maximum public offering price per share for Class A Shares of the Capital Growth, Concentrated Growth, Flexible Cap Growth, Focused Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, Technology Tollkeeper and U.S. Equity Funds is $24.91, $15.27, $11.79, $11.27, $24.80, $16.08, $11.71, $14.23 and $12.58, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

74          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Flexible Cap	Focused Growth	Growth	Small/Mid Cap	Strategic Growth	Technology	U.S. Equity
Growth Fund	Fund(a)	Opportunities Fund	Growth Fund	Fund	Tollkeeper Fund	Fund

$14,295,036	$2,363,480	$4,446,024,827	$826,117,372	$490,409,032	$378,952,736	$9,936,346
—	—	34,001,464	—	—	—	—
75,611	23,964	71,647	81,027	4,165,438	80,345	36,827

40,535	50,000	7,456,766	1,630,620	244,113	301,404	11,831
14,377	1,029	2,315,135	378,606	599,610	166,612	16,452
—	—	23,485,984	4,913,198	—	436,709	156,762
16,831	52,599	41,950	15,775	12,163	17,096	18,799
—	174,945	—	—	—	—	—
167	—	34,022	7,157	3,864	2,910	145

14,442,557	2,666,017	4,513,431,795	833,143,755	495,434,220	379,957,812	10,177,162

14,723	—	11,704,118	1,703,172	691,939	903,454	34,146
12,990	1,467	3,834,585	797,552	365,506	435,643	6,768
75,682	—	26,454,129	5,391,596	—	—	202,789
46,118	227,569	392,847	141,887	102,982	158,488	48,064

149,513	229,036	42,385,679	8,034,207	1,160,427	1,497,585	291,767

10,610,497	2,300,000	3,601,730,945	673,613,186	427,472,103	345,769,077	9,107,877
(11,134)	167	(7,696,100)	(2,925,820)	422,248	(2,048,843)	14,182
567,349	320	99,210,092	18,654,468	(9,029)	(4,131,581)	(274,777)
3,126,332	136,494	777,801,179	135,767,714	66,388,471	38,871,574	1,038,113

$14,293,044	$2,436,981	$4,471,046,116	$825,109,548	$494,273,793	$378,460,227	$9,885,395

$8,200,682	$10,652	$1,079,133,612	$382,056,836	$194,124,910	$249,770,294	$3,334,461
—	—	15,087,884	5,356,403	1,533,063	10,033,711	—
1,077,128	10,645	163,810,512	85,985,282	8,837,710	54,739,501	170,472
4,699,966	2,394,380	3,038,403,409	283,456,907	289,451,281	51,213,102	6,306,526
—	—	60,775,414	6,151,770	2,592	10,164,922	—
131,662	10,654	65,484,054	42,382,179	320,189	2,538,697	61,861
183,606	10,650	48,351,231	19,720,171	4,048	—	12,075

$14,293,044	$2,436,981	$4,471,046,116	$825,109,548	$494,273,793	$378,460,227	$9,885,395

735,855	1,000	46,032,601	25,133,777	17,533,195	18,574,153	280,488
—	—	725,718	373,517	151,635	819,813	—
99,673	1,000	7,957,442	5,998,703	872,637	4,474,027	14,481
413,557	224,729	121,160,576	18,183,853	25,241,964	3,622,134	529,144
—	—	2,639,932	409,379	234	762,593	—
11,660	1,000	2,760,308	2,756,189	27,891	179,960	5,190
16,626	1,000	2,084,696	1,311,280	367	—	1,015

$11.14	$10.65	$23.44	$15.20	$11.07	$13.45	$11.89
—	—	20.79	14.34	10.11	12.24	—
10.81	10.65	20.59	14.33	10.13	12.23	11.77
11.36	10.65	25.08	15.59	11.47	14.14	11.92
—	—	23.02	15.03	11.10	13.33	—
11.29	10.65	23.72	15.38	11.48	14.11	11.92
11.04	10.65	23.19	15.04	11.05	—	11.90

The accompanying notes are an integral part of these financial statements.          75

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Operations
For the Six Months Ended February 29, 2012 (Unaudited)

	Capital Growth	Concentrated
	Fund	Growth Fund

Investment income:

Dividends (net of foreign withholding taxes of $26,732, $11,317, $378, $0, $98,224, $27,466, $16,610, $0 and $1,207)	$5,811,991	$1,239,912
Interest	2,398	355

Total investment income	5,814,389	1,240,267

Expenses:

Management fees	4,811,043	1,031,428
Distribution and Service fees(b)	1,334,609	142,103
Transfer Agent fees(b)	757,364	120,152
Printing and mailing costs	73,344	36,750
Custody and accounting fees	62,615	27,154
Registration fees	41,799	30,551
Professional fees	40,086	38,314
Trustee fees	8,899	7,954
Service Share fees — Shareholder Administration Plan	1,208	—
Service Share fees — Service Plan	1,208	—
Amortization of offering costs	—	—
Other	14,929	4,576

Total expenses	7,147,104	1,438,982

Less — expense reductions	(1,665,775)	(326,843)

Net expenses	5,481,329	1,112,139

NET INVESTMENT INCOME (LOSS)	333,060	128,128

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investment transactions — unaffiliated issuers (including commissions recaptured of $41,305, $8,590, $0, $0, $191,384, $0, $24,727, $20,139 and $0, respectively)	50,601,450	5,547,546
Investment transactions — affiliated issuers	—	—
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	80,567,576	17,237,454
Investments — affiliated issuers	—	—

Net realized and unrealized gain	131,169,026	22,785,000

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$131,502,086	$22,913,128

(a)	Commenced operations on January 31, 2012.
(b)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Capital Growth	$807,673	$170,616	$354,833	$1,487	$613,831	$32,417	$67,418	$41,603	$193	$1,337	$565
Concentrated Growth	127,174	2,376	12,531	22	96,653	451	2,381	20,219	—	439	9
Flexible Cap Growth	13,306	—	4,911	339	10,112	—	933	837	—	117	129
Focused Growth	2	—	8	4	2	—	2	68	—	2	1
Growth Opportunities	1,282,676	73,563	763,305	98,336	974,834	13,977	145,028	560,007	11,127	54,465	37,368
Small/Mid Cap Growth	467,540	25,201	389,382	41,237	355,330	4,788	73,983	62,208	1,046	31,774	15,670
Strategic Growth	245,146	7,591	42,535	9	186,311	1,442	8,082	54,365	—	216	3
Technology Tollkeeper	284,808	47,143	249,777	—	216,454	8,957	47,457	9,885	3,148	2,240	—
U.S. Equity	3,896	—	710	27	2,961	—	135	1,145	—	117	10

76          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Flexible Cap	Focused Growth	Growth	Small/Mid Cap	Strategic Growth	Technology	U.S. Equity
Growth Fund	Fund(a)	Opportunities Fund	Growth Fund	Fund	Tollkeeper Fund	Fund

$82,735	$1,641	$14,545,537	$2,204,693	$3,058,805	$745,058	$97,036
52	18	16,935	4,264	1,484	2,576	64

82,787	1,659	14,562,472	2,208,957	3,060,289	747,634	97,100

80,349	1,745	19,650,870	4,115,783	2,390,995	1,773,756	31,921
18,556	14	2,217,880	923,360	295,281	581,728	4,633
12,128	75	1,796,806	544,799	250,419	288,141	4,368
18,221	6,127	273,905	93,751	48,699	77,202	19,617
31,709	14,739	173,864	59,107	43,369	53,726	26,994
29,891	6,127	99,856	67,162	47,841	57,761	29,906
41,376	8,125	40,349	39,385	36,451	38,946	40,338
7,737	1,089	12,524	8,697	8,261	8,134	7,722
—	—	69,542	6,534	2	19,675	—
—	—	69,542	6,534	2	19,675	—
—	15,055	—	—	—	—	—
2,789	1,361	49,921	13,948	183	8,373	3,321

242,756	54,457	24,455,059	5,879,060	3,121,503	2,927,117	168,820

(145,879)	(52,965)	(1,355,454)	(636,126)	(868,640)	(130,640)	(125,908)

96,877	1,492	23,099,605	5,242,934	2,252,863	2,796,477	42,912

(14,090)	167	(8,537,133)	(3,033,977)	807,426	(2,048,843)	54,188

871,034	320	155,808,809	37,880,006	24,593,139	(2,680,700)	(166,485)
—	—	(4,746,590)	—	—	—	—

620,843	136,494	533,733,685	85,664,902	39,701,756	58,324,227	1,164,442
—	—	(4,910,563)	—	—	—	—

1,491,877	136,814	679,885,341	123,544,908	64,294,895	55,643,527	997,957

$1,477,787	$136,981	$671,348,208	$120,510,931	$65,102,321	$53,594,684	$1,052,145

The accompanying notes are an integral part of these financial statements.          77

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets

	Capital Growth Fund
	For the
	Six Months Ended	For the Fiscal
	February 29, 2012	Year Ended
	(Unaudited)	August 31, 2011

From operations:

Net investment income (loss)	$333,060	$2,179,223
Net realized gain	50,601,450	169,947,435
Net change in unrealized gain	80,567,576	29,608,159

Net increase in net assets resulting from operations	131,502,086	201,734,817

Distributions to shareholders:

From net investment income
Class A Shares	(1,176,923)	—
Institutional Shares	(843,182)	(1,157,965)
Service Shares	(883)	—
Class IR Shares	(9,608)	—
Class R Shares	(579)	—
From net realized gains
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—

Total distributions to shareholders	(2,031,175)	(1,157,965)

From share transactions:

Proceeds from sales of shares	26,519,883	102,112,586
Reinvestment of distributions	1,885,861	1,093,150
Cost of shares redeemed	(259,861,155)	(412,259,502)

Net increase (decrease) in net assets resulting from share transactions	(231,455,411)	(309,053,766)

TOTAL INCREASE (DECREASE)	(101,984,500)	(108,476,914)

Net assets:

Beginning of period	1,075,607,474	1,184,084,388

End of period	$973,622,974	$1,075,607,474

Undistributed (distribution in excess of) net investment income (loss)	$405,433	$2,103,548

78          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Concentrated Growth Fund		Flexible Cap Growth Fund
For the		For the
Six Months Ended	For the Fiscal	Six Months Ended	For the Fiscal
February 29, 2012	Year Ended	February 29, 2012	Year Ended
(Unaudited)	August 31, 2011	(Unaudited)	August 31, 2011

$128,128	$329,814	$(14,090)	$(74,199)
5,547,546	11,335,434	871,034	1,201,993
17,237,454	27,939,459	620,843	1,693,368

22,913,128	39,604,707	1,477,787	2,821,162

—	—	—	—
(298,715)	(210,114)	—	—
—	—	—	—
(1,459)	(128)	—	—
—	—	—	—

—	—	(622,301)	(772,755)
—	—	(57,805)	(34,763)
—	—	(233,496)	(160,716)
—	—	(6,825)	(2,276)
—	—	(9,321)	(510)

(300,174)	(210,242)	(929,748)	(971,020)

4,284,071	43,599,606	1,139,196	5,939,378
268,022	175,955	901,192	901,104
(72,751,534)	(79,188,732)	(9,391,575)	(6,394,409)

(68,199,441)	(35,413,171)	(7,351,187)	446,073

(45,586,487)	3,981,294	(6,803,148)	2,296,215

238,880,480	234,899,186	21,096,192	18,799,977

$193,293,993	$238,880,480	$14,293,044	$21,096,192

$(59,581)	$112,465	$(11,134)	$2,956

The accompanying notes are an integral part of these financial statements.          79

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets (continued)

Focused Growth Fund(a)
For the
Period Ended
February 29, 2012
(Unaudited)

From operations:

Net investment income (loss)	$167
Net realized gain	320
Net change in unrealized gain	136,494

Net increase in net assets resulting from operations	136,981

Distributions to shareholders:

From net realized gains
Class A Shares	—
Class B Shares	—
Class C Shares	—
Institutional Shares	—
Service Shares	—
Class IR Shares	—
Class R Shares	—

Total distributions to shareholders	—

From share transactions:

Proceeds from sales of shares	2,300,000
Reinvestment of distributions	—
Cost of shares redeemed in connection with in-kind transactions	—
Cost of shares redeemed	—

Net increase (decrease) in net assets resulting from share transactions	2,300,000

TOTAL INCREASE (DECREASE)	2,436,981

Net assets:

Beginning of period	—

End of period	$2,436,981

Undistributed (distribution in excess of) net investment income (loss)	$167

(a)	Commenced operations on January 31, 2012.

80          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Growth Opportunities Fund		Small/Mid Cap Growth Fund
For the		For the
Six Months Ended	For the Fiscal	Six Months Ended	For the Fiscal
February 29, 2012	Year Ended	February 29, 2012	Year Ended
(Unaudited)	August 31, 2011	(Unaudited)	August 31, 2011

$(8,537,133)	$(20,642,672)	$(3,033,977)	$(7,992,521)
151,062,219	358,254,607	37,880,006	47,207,165
528,823,122	49,655,770	85,664,902	32,422,352

671,348,208	387,267,705	120,510,931	71,636,996

(64,632,112)	(10,102,700)	(17,429,835)	(6,826,430)
(1,049,756)	(244,405)	(250,616)	(138,992)
(10,893,691)	(1,721,243)	(3,846,385)	(1,255,728)
(165,671,437)	(25,299,102)	(15,419,415)	(5,831,558)
(3,596,434)	(699,985)	(249,049)	(82,680)
(3,529,948)	(181,396)	(1,510,883)	(280,657)
(2,560,779)	(156,695)	(790,187)	(246,367)

(251,934,157)	(38,405,526)	(39,496,370)	(14,662,412)

619,587,054	2,201,840,040	136,430,267	594,941,439
177,970,171	27,126,115	32,384,156	11,016,116
—	(27,101,361)	—	—
(970,425,286)	(1,574,121,533)	(306,717,784)	(353,223,620)

(172,868,061)	627,743,261	(137,903,361)	252,733,935

246,545,990	976,605,440	(56,888,800)	309,708,519

4,224,500,126	3,247,894,686	881,998,348	572,289,829

$4,471,046,116	$4,224,500,126	$825,109,548	$881,998,348

$(7,696,100)	$841,033	$(2,925,820)	$108,157

The accompanying notes are an integral part of these financial statements.          81

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets (continued)

	Strategic Growth Fund
	For the
	Six Months Ended	For the Fiscal
	February 29, 2012	Year Ended
	(Unaudited)	August 31, 2011

From operations:

Net investment income (loss)	$807,426	$2,196,996
Net realized gain (loss)	24,593,139	29,013,473
Net change in unrealized gain	39,701,756	40,421,253

Net increase in net assets resulting from operations	65,102,321	71,631,722

Distributions to shareholders:

From net investment income
Class A Shares	(301,353)	(661,394)
Class C Shares	—	—
Institutional Shares	(1,575,792)	(1,929,021)
Service Shares	(5)	(4)
Class IR Shares	—	(740)
Class R Shares	—	(2)
From net realized gains
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—

Total distributions to shareholders	(1,877,150)	(2,591,161)

From share transactions:

Proceeds from sales of shares	105,304,064	161,562,913
Reinvestment of distributions	1,800,227	2,304,290
Cost of shares redeemed	(146,513,650)	(232,048,853)

Net increase (decrease) in net assets resulting from share transactions	(39,409,359)	(68,181,650)

TOTAL INCREASE	23,815,812	858,911

Net assets:

Beginning of period	470,457,981	469,599,070

End of period	$494,273,793	$470,457,981

Undistributed (distribution in excess of) net investment income (loss)	$422,248	$1,491,972

82          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Technology Tollkeeper Fund		U.S. Equity Fund
For the		For the
Six Months Ended	For the Fiscal	Six Months Ended	For the Fiscal
February 29, 2012	Year Ended	February 29, 2012	Year Ended
(Unaudited)	August 31, 2011	(Unaudited)	August 31, 2011

$(2,048,843)	$(5,007,875)	$54,188	$48,632
(2,680,700)	33,359,265	(166,485)	126,527
58,324,227	1,074,018	1,164,442	222,609

53,594,684	29,425,408	1,052,145	397,768

—	—	(10,984)	(1,829)
—	—	—	(24)
—	—	(43,957)	(35,036)
—	—	—	—
—	—	(317)	(943)
—	—	(5)	(8)

—	—	(31,407)	(1,374)
—	—	(1,397)	(169)
—	—	(61,958)	(15,679)
—	—	(905)	(433)
—	—	(110)	(34)

—	—	(151,040)	(55,529)

58,382,041	206,418,133	1,515,653	5,252,104
—	—	97,808	31,917
(106,267,868)	(193,375,188)	(2,075,621)	(1,352,678)

(47,885,827)	13,042,945	(462,160)	3,931,343

5,708,857	42,468,353	438,945	4,273,582

372,751,370	330,283,017	9,446,450	5,172,868

$378,460,227	$372,751,370	$9,885,395	$9,446,450

$(2,048,843)	$—	$14,182	$15,257

The accompanying notes are an integral part of these financial statements.          83

GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 29, (UNAUDITED)
2012 - A	$20.49	$0.01	$3.08	$3.09	$(0.04)	$—	$(0.04)
2012 - B	18.06	(0.06)	2.70	2.64	—	—	—
2012 - C	18.03	(0.06)	2.70	2.64	—	—	—
2012 - Institutional	21.54	0.04	3.23	3.27	(0.12)	—	(0.12)
2012 - Service	20.13	— (d)	3.02	3.02	(0.02)	—	(0.02)
2012 - IR	20.66	0.04	3.08	3.12	(0.14)	—	(0.14)
2012 - R	20.31	(0.02)	3.05	3.03	(0.02)	—	(0.02)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2011 - A	17.68	0.03	2.78	2.81	—	—	—
2011 - B	15.70	(0.11)	2.47	2.36	—	—	—
2011 - C	15.68	(0.12)	2.47	2.35	—	—	—
2011 - Institutional	18.57	0.12	2.91	3.03	(0.06)	—	(0.06)
2011 - Service	17.39	0.01	2.73	2.74	—	—	—
2011 - IR	17.81	0.31	2.58	2.89	(0.04)	—	(0.04)
2011 - R	17.57	(0.03)	2.77	2.74	—	—	—

2010 - A	16.95	0.01	0.72	0.73	—	—	—
2010 - B	15.15	(0.11)	0.66	0.55	—	—	—
2010 - C	15.14	(0.11)	0.65	0.54	—	—	—
2010 - Institutional	17.72	0.10	0.75	0.85	—	—	—
2010 - Service	16.68	(0.01)	0.72	0.71	—	—	—
2010 - IR	17.02	0.07	0.72	0.79	—	—	—
2010 - R	16.88	(0.01)	0.70	0.69	—	—	—

2009 - A	22.40	— (d)	(4.58)	(4.58)	—	(0.87)	(0.87)
2009 - B	20.33	(0.10)	(4.21)	(4.31)	—	(0.87)	(0.87)
2009 - C	20.31	(0.10)	(4.20)	(4.30)	—	(0.87)	(0.87)
2009 - Institutional	23.26	0.06	(4.73)	(4.67)	—	(0.87)	(0.87)
2009 - Service	22.09	(0.02)	(4.52)	(4.54)	—	(0.87)	(0.87)
2009 - IR	22.44	0.03	(4.58)	(4.55)	—	(0.87)	(0.87)
2009 - R	22.37	(0.03)	(4.59)	(4.62)	—	(0.87)	(0.87)

2008 - A	23.73	(0.10)	(0.97)	(1.07)	—	(0.26)	(0.26)
2008 - B	21.73	(0.25)	(0.89)	(1.14)	—	(0.26)	(0.26)
2008 - C	21.70	(0.25)	(0.88)	(1.13)	—	(0.26)	(0.26)
2008 - Institutional	24.54	— (d)	(1.02)	(1.02)	—	(0.26)	(0.26)
2008 - Service	23.43	(0.12)	(0.96)	(1.08)	—	(0.26)	(0.26)
2008 - IR (Commenced November 30, 2007)	24.22	(0.03)	(1.49)	(1.52)	—	(0.26)	(0.26)
2008 - R (Commenced November 30, 2007)	24.22	(0.10)	(1.49)	(1.59)	—	(0.26)	(0.26)

2007 - A	20.62	(0.08)	3.19	3.11	—	—	—
2007 - B	19.03	(0.23)	2.93	2.70	—	—	—
2007 - C	18.99	(0.23)	2.94	2.71	—	—	—
2007 - Institutional	21.24	0.01	3.29	3.30	—	—	—
2007 - Service	20.38	(0.10)	3.15	3.05	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Amount is less than $0.005 per share.
(e)	Amount is less than 0.005% of average net assets.

84          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$23.54	15.09%	$693,292	1.14	%(c)	1.49	%(c)	0.08	%(c)	33%
20.70	14.62	34,428	1.89	(c)	2.24	(c)	(0.67	)(c)	33
20.67	14.64	76,121	1.89	(c)	2.24	(c)	(0.67	)(c)	33
24.69	15.27	164,769	0.74	(c)	1.09	(c)	0.41	(c)	33
23.13	15.01	1,090	1.24	(c)	1.59	(c)	(0.02	)(c)	33
23.64	15.20	3,235	0.89	(c)	1.24	(c)	0.40	(c)	33
23.32	14.93	687	1.39	(c)	1.74	(c)	(0.17	)(c)	33

20.49	15.89	662,256	1.14		1.47		0.13		58
18.06	15.03	38,824	1.89		2.22		(0.61)		58
18.03	14.99	72,314	1.89		2.22		(0.62)		58
21.54	16.33	299,223	0.74		1.07		0.53		58
20.13	15.76	953	1.24		1.57		0.03		58
20.66	16.20	1,472	0.89		1.22		1.64		58
20.31	15.59	567	1.39		1.72		(0.12)		58

17.68	4.31	707,444	1.14		1.47		0.07		31
15.70	3.63	55,429	1.89		2.22		(0.66)		31
15.68	3.57	75,203	1.89		2.22		(0.67)		31
18.57	4.80	344,601	0.74		1.07		0.52		31
17.39	4.26	988	1.24		1.57		(0.03)		31
17.81	4.64	8	0.89		1.22		0.36		31
17.57	4.09	412	1.39		1.72		(0.08)		31

16.95	(19.11)	966,913	1.25		1.48		—	(e)	49
15.15	(19.73)	83,648	2.00		2.23		(0.75)		49
15.14	(19.69)	84,936	2.00		2.23		(0.75)		49
17.72	(18.78)	212,977	0.85		1.08		0.40		49
16.68	(19.17)	1,462	1.35		1.58		(0.13)		49
17.02	(18.90)	8	1.00		1.23		0.23		49
16.88	(19.29)	106	1.50		1.73		(0.19)		49

22.40	(4.57)	1,505,237	1.36		1.40		(0.42)		69
20.33	(5.37)	154,511	2.11		2.15		(1.19)		69
20.31	(5.33)	126,865	2.11		2.15		(1.19)		69
23.26	(4.22)	288,404	0.96		1.00		(0.01)		69
22.09	(4.72)	3,135	1.46		1.50		(0.52)		69
22.44	(6.39)	9	1.11	(c)	1.15	(c)	(0.19	)(c)	69
22.37	(6.68)	9	1.61	(c)	1.65	(c)	(0.62	)(c)	69

23.73	15.08	1,365,143	1.40		1.43		(0.35)		41
21.73	14.19	90,307	2.15		2.18		(1.09)		41
21.70	14.27	75,933	2.15		2.18		(1.09)		41
24.54	15.54	303,283	1.00		1.03		0.05		41
23.43	14.97	10,598	1.50		1.53		(0.44)		41

The accompanying notes are an integral part of these financial statements.          85

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized		Total
Year - Share Class	of period	income (loss)(a)	gain (loss)	operations	income	gains		distributions

FOR THE SIX MONTHS ENDED FEBRUARY 29, (UNAUDITED)
2012 - A	$12.64	$— (c)	$1.79	$1.79	$—	$—		$—
2012 - B	11.75	(0.05)	1.67	1.62	—	—		—
2012 - C	11.73	(0.05)	1.67	1.62	—	—		—
2012 - Institutional	13.07	0.02	1.86	1.88	(0.05)	—		(0.05)
2012 - IR	12.73	0.01	1.81	1.82	(0.04)	—		(0.04)
2012 - R	12.52	(0.02)	1.78	1.76	—	—		—

FOR THE FISCAL YEARS ENDED AUGUST 31,
2011 - A	10.91	(0.01)	1.74	1.73	—	—		—
2011 - B	10.22	(0.10)	1.63	1.53	—	—		—
2011 - C	10.20	(0.10)	1.63	1.53	—	—		—
2011 - Institutional	11.25	0.04	1.80	1.84	(0.02)	—		(0.02)
2011 - IR	10.97	0.04	1.73	1.77	(0.01)	—		(0.01)
2011 - R	10.83	(0.04)	1.73	1.69	—	—		—

2010 - A	10.51	(0.02)	0.42	0.40	—	—		—
2010 - B	9.92	(0.11)	0.41	0.30	—	—		—
2010 - C	9.90	(0.11)	0.41	0.30	—	—		—
2010 - Institutional	10.79	0.02	0.44	0.46	—	—		—
2010 - IR	10.54	0.03	0.40	0.43	—	—		—
2010 - R	10.46	(0.05)	0.42	0.37	—	—		—

2009 - A	13.54	(0.02)	(3.01)	(3.03)	—	—		—
2009 - B	12.88	(0.09)	(2.87)	(2.96)	—	—		—
2009 - C	12.85	(0.09)	(2.86)	(2.95)	—	—		—
2009 - Institutional	13.85	0.01	(3.07)	(3.06)	—	—		—
2009 - IR	13.55	(0.01)	(3.00)	(3.01)	—	—		—
2009 - R	13.51	(0.05)	(3.00)	(3.05)	—	—		—

2008 - A	15.01	(0.10)	(0.29)	(0.39)	—	(1.08	)(e)	(1.08)
2008 - B	14.43	(0.19)	(0.28)	(0.47)	—	(1.08	)(e)	(1.08)
2008 - C	14.41	(0.19)	(0.29)	(0.48)	—	(1.08	)(e)	(1.08)
2008 - Institutional	15.27	(0.04)	(0.30)	(0.34)	—	(1.08	)(e)	(1.08)
2008 - IR (Commenced November 30, 2007)	15.38	(0.05)	(0.70)	(0.75)	—	(1.08	)(e)	(1.08)
2008 - R (Commenced November 30, 2007)	15.38	(0.09)	(0.70)	(0.79)	—	(1.08	)(e)	(1.08)

2007 - A	12.98	(0.06)	2.57	2.51	—	(0.48)		(0.48)
2007 - B	12.59	(0.16)	2.48	2.32	—	(0.48)		(0.48)
2007 - C	12.57	(0.16)	2.48	2.32	—	(0.48)		(0.48)
2007 - Institutional	13.15	— (c)	2.60	2.60	—	(0.48)		(0.48)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.
(e)	Includes a distribution from capital of approximately $0.006 per share.
(f)	Amount is less than 0.005% of average net assets.

86          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$14.43	14.16%	$103,692	1.26	%(d)	1.58	%(d)	(0.05	)%(d)	16%
13.37	13.79	496	2.01	(d)	2.33	(d)	(0.80	)(d)	16
13.35	13.81	2,973	2.01	(d)	2.33	(d)	(0.78	)(d)	16
14.90	14.33	85,598	0.86	(d)	1.18	(d)	0.33	(d)	16
14.51	14.33	525	1.01	(d)	1.33	(d)	0.21	(d)	16
14.28	14.06	10	1.51	(d)	1.83	(d)	(0.25	)(d)	16

12.64	15.86	109,826	1.30		1.56		(0.08)		35
11.75	14.97	496	2.05		2.31		(0.83)		35
11.73	15.00	2,000	2.05		2.31		(0.82)		35
13.07	16.35	126,113	0.90		1.16		0.33		35
12.73	16.13	437	1.05		1.31		0.28		35
12.52	15.60	9	1.55		1.81		(0.29)		35

10.91	3.81	108,338	1.30		1.56		(0.22)		45
10.22	3.02	793	2.05		2.31		(0.98)		45
10.20	3.03	1,356	2.05		2.31		(0.97)		45
11.25	4.26	124,258	0.90		1.16		0.18		45
10.97	4.08	147	1.05		1.31		0.27		45
10.83	3.54	8	1.55		1.81		(0.45)		45

10.51	(22.38)	101,233	1.37		1.61		(0.27)		65
9.92	(22.98)	1,084	2.12		2.36		(1.03)		65
9.90	(22.96)	1,461	2.12		2.36		(1.03)		65
10.79	(22.09)	151,504	0.97		1.21		0.13		65
10.54	(22.21)	7	1.12		1.36		(0.07)		65
10.46	(22.58)	7	1.62		1.86		(0.51)		65

13.54	(3.07)	115,431	1.48		1.51		(0.70)		71
12.88	(3.79)	1,457	2.23		2.26		(1.46)		71
12.85	(3.86)	2,300	2.23		2.26		(1.46)		71
13.85	(2.68)	183,809	1.08		1.11		(0.30)		71
13.55	(5.34)	9	1.23	(d)	1.26	(d)	(0.49	)(d)	71
13.51	(5.62)	9	1.73	(d)	1.76	(d)	(0.93	)(d)	71

15.01	19.66	92,015	1.48		1.54		(0.43)		50
14.43	18.74	997	2.23		2.29		(1.14)		50
14.41	18.77	797	2.23		2.29		(1.19)		50
15.27	20.10	190,603	1.08		1.14		—	(f)	50

The accompanying notes are an integral part of these financial statements.          87

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	realized
Year - Share Class	of period	income (loss)(a)	gain (loss)	operations	gains

FOR THE SIX MONTHS ENDED FEBRUARY 29, (UNAUDITED)
2012 - A	$10.38	$(0.01)	$1.36	$1.35	$(0.59)
2012 - C	10.12	(0.05)	1.33	1.28	(0.59)
2012 - Institutional	10.55	0.01	1.39	1.40	(0.59)
2012 - IR	10.49	— (d)	1.39	1.39	(0.59)
2012 - R	10.30	(0.02)	1.35	1.33	(0.59)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2011 - A	9.41	(0.04)	1.51	1.47	(0.50)
2011 - C	9.25	(0.12)	1.49	1.37	(0.50)
2011 - Institutional	9.53	— (d)	1.52	1.52	(0.50)
2011 - IR	9.49	— (d)	1.50	1.50	(0.50)
2011 - R	9.37	(0.07)	1.50	1.43	(0.50)

2010 - A	8.83	(0.03)	0.61	0.58	—
2010 - C	8.75	(0.11)	0.61	0.50	—
2010 - Institutional	8.90	— (d)	0.63	0.63	—
2010 - IR	8.88	(0.01)	0.62	0.61	—
2010 - R	8.81	(0.06)	0.62	0.56	—

2009 - A	10.64	(0.02)	(1.71)	(1.73)	(0.08)
2009 - C	10.60	(0.08)	(1.69)	(1.77)	(0.08)
2009 - Institutional	10.67	0.01	(1.70)	(1.69)	(0.08)
2009 - IR	10.66	(0.01)	(1.69)	(1.70)	(0.08)
2009 - R	10.62	(0.04)	(1.69)	(1.73)	(0.08)

FOR THE PERIOD ENDED AUGUST 31,
2008 - A (Commenced January 31, 2008)	10.00	(0.03)	0.67	0.64	—
2008 - C (Commenced January 31, 2008)	10.00	(0.08)	0.68	0.60	—
2008 - Institutional (Commenced January 31, 2008)	10.00	(0.01)	0.68	0.67	—
2008 - IR (Commenced January 31, 2008)	10.00	(0.02)	0.68	0.66	—
2008 - R (Commenced January 31, 2008)	10.00	(0.05)	0.67	0.62	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Amount is less than $0.005 per share.

88          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$11.14	13.69%	$8,201	1.26	%(c)	3.08	%(c)	(0.24	)%(c)	17%
10.81	13.35	1,077	2.01	(c)	3.83	(c)	(0.96	)(c)	17
11.36	13.95	4,700	0.86	(c)	2.68	(c)	0.18	(c)	17
11.29	13.93	132	1.01	(c)	2.83	(c)	0.03	(c)	17
11.04	13.60	184	1.51	(c)	3.33	(c)	(0.41	)(c)	17

10.38	15.42	15,853	1.34		2.59		(0.37)		51
10.12	14.58	974	2.09		3.34		(1.10)		51
10.55	15.77	4,142	0.94		2.19		0.04		51
10.49	15.62	116	1.09		2.34		(0.04)		51
10.30	15.05	11	1.59		2.84		(0.61)		51

9.41	6.57	14,952	1.35		2.91		(0.35)		61
9.25	5.71	650	2.10		3.66		(1.10)		61
9.53	7.08	3,145	0.95		2.51		0.04		61
9.49	6.87	43	1.10		2.66		(0.10)		61
9.37	6.36	10	1.60		3.16		(0.59)		61

8.83	(16.03)	11,162	1.38		7.98		(0.25)		56
8.75	(16.47)	392	2.13		8.73		(1.02)		56
8.90	(15.60)	4,256	0.98		7.58		0.11		56
8.88	(15.71)	9	1.13		7.73		(0.08)		56
8.81	(16.14)	9	1.63		8.23		(0.57)		56

10.64	6.50	2,262	1.45	(c)	20.95	(c)	(0.54	)(c)	41
10.60	6.10	62	2.20	(c)	21.70	(c)	(1.37	)(c)	41
10.67	6.80	2,322	1.05	(c)	20.55	(c)	(0.22	)(c)	41
10.66	6.70	11	1.20	(c)	20.70	(c)	(0.36	)(c)	41
10.62	6.40	11	1.70	(c)	21.20	(c)	(0.87	)(c)	41

The accompanying notes are an integral part of these financial statements.          89

GOLDMAN SACHS FOCUSED GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout the Period

		Income (loss) from
		investment operations

	Net asset
	value,	Net		Net realized	Total from
	beginning	investment		and unrealized	investment
Year - Share Class	of period	income (loss)(a)		gain	operations

FOR THE PERIOD ENDED FEBRUARY 29, (UNAUDITED)
2012 - A (Commenced January 31, 2012)	$10.00	$—	(d)	$0.65	$0.65
2012 - C (Commenced January 31, 2012)	10.00	(0.01)		0.66	0.65
2012 - Institutional (Commenced January 31, 2012)	10.00	—	(d)	0.65	0.65
2012 - IR (Commenced January 31, 2012)	10.00	—	(d)	0.65	0.65
2012 - R (Commenced January 31, 2012)	10.00	—	(d)	0.65	0.65

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Amount is less than $0.005 per share.

90          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FOCUSED GROWTH FUND

					Ratio of
		Net assets,	Ratio of	Ratio of	net investment
Net asset		end of	net expenses	total expenses	income (loss)	Portfolio
value, end	Total	period	to average	to average	to average	turnover
of period	return(b)	(in 000s)	net assets(c)	net assets(c)	net assets(c)	rate

$10.65	6.50%	$11	1.24%	30.16%	(0.30)%	1%
10.65	6.50	11	1.99	30.91	(1.07)	1
10.65	6.50	2,394	0.84	29.76	0.11	1
10.65	6.50	11	0.99	29.91	(0.02)	1
10.65	6.50	11	1.49	30.41	(0.55)	1

The accompanying notes are an integral part of these financial statements.          91

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distribution
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	realized
Year - Share Class	of period	loss(a)	gain (loss)	operations	gains

FOR THE SIX MONTHS ENDED FEBRUARY 29, (UNAUDITED)
2012 - A	$21.36	$(0.07)	$3.54	$3.47	$(1.39)
2012 - B	19.16	(0.13)	3.15	3.02	(1.39)
2012 - C	18.99	(0.13)	3.12	2.99	(1.39)
2012 - Institutional	22.71	(0.03)	3.79	3.76	(1.39)
2012 - Service	21.01	(0.08)	3.48	3.40	(1.39)
2012 - IR	21.57	(0.04)	3.58	3.54	(1.39)
2012 - R	21.17	(0.09)	3.50	3.41	(1.39)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2011 - A	19.09	(0.16)	2.65	2.49	(0.22)
2011 - B	17.27	(0.30)	2.41	2.11	(0.22)
2011 - C	17.11	(0.30)	2.40	2.10	(0.22)
2011 - Institutional	20.21	(0.07)	2.79	2.72	(0.22)
2011 - Service	18.80	(0.18)	2.61	2.43	(0.22)
2011 - IR	19.23	(0.10)	2.66	2.56	(0.22)
2011 - R	18.97	(0.22)	2.64	2.42	(0.22)

2010 - A	16.91	(0.15)	2.33	2.18	—
2010 - B	15.42	(0.26)	2.11	1.85	—
2010 - C	15.28	(0.26)	2.09	1.83	—
2010 - Institutional	17.83	(0.07)	2.45	2.38	—
2010 - Service	16.67	(0.16)	2.29	2.13	—
2010 - IR	16.99	(0.10)	2.34	2.24	—
2010 - R	16.85	(0.19)	2.31	2.12	—

2009 - A	21.68	(0.08)	(3.65)	(3.73)	(1.04)
2009 - B	20.06	(0.18)	(3.42)	(3.60)	(1.04)
2009 - C	19.89	(0.17)	(3.40)	(3.57)	(1.04)
2009 - Institutional	22.67	(0.03)	(3.77)	(3.80)	(1.04)
2009 - Service	21.41	(0.11)	(3.59)	(3.70)	(1.04)
2009 - IR	21.72	(0.07)	(3.62)	(3.69)	(1.04)
2009 - R	21.65	(0.14)	(3.62)	(3.76)	(1.04)

2008 - A	25.20	(0.12)	(0.02)	(0.14)	(3.38)
2008 - B	23.72	(0.27)	(0.01)	(0.28)	(3.38)
2008 - C	23.55	(0.27)	(0.01)	(0.28)	(3.38)
2008 - Institutional	26.11	(0.03)	(0.03)	(0.06)	(3.38)
2008 - Service	24.95	(0.14)	(0.02)	(0.16)	(3.38)
2008 - IR (Commenced November 30, 2007)	25.44	(0.06)	(0.28)	(0.34)	(3.38)
2008 - R (Commenced November 30, 2007)	25.44	(0.13)	(0.28)	(0.41)	(3.38)

2007 - A	20.81	(0.21)	5.77	5.56	(1.17)
2007 - B	19.80	(0.36)	5.45	5.09	(1.17)
2007 - C	19.66	(0.36)	5.42	5.06	(1.17)
2007 - Institutional	21.45	(0.12)	5.95	5.83	(1.17)
2007 - Service	20.63	(0.23)	5.72	5.49	(1.17)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Portfolio turnover rates exclude portfolio securities received as a result of in-kind redemptions.

92          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		loss		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$23.44	17.01%	$1,079,134	1.35	%(c)	1.42	%(c)	(0.65	)%(c)	29%
20.79	16.60	15,088	2.10	(c)	2.17	(c)	(1.40	)(c)	29
20.59	16.59	163,811	2.10	(c)	2.17	(c)	(1.40	)(c)	29
25.08	17.28	3,038,403	0.95	(c)	1.02	(c)	(0.25	)(c)	29
23.02	16.96	60,775	1.45	(c)	1.52	(c)	(0.75	)(c)	29
23.72	17.17	65,484	1.10	(c)	1.17	(c)	(0.40	)(c)	29
23.19	16.87	48,351	1.60	(c)	1.67	(c)	(0.89	)(c)	29

21.36	12.97	1,060,320	1.36		1.41		(0.70)		71	(d)
19.16	12.13	16,380	2.11		2.16		(1.46)		71	(d)
18.99	12.18	158,371	2.11		2.16		(1.46)		71	(d)
22.71	13.39	2,843,584	0.96		1.01		(0.30)		71	(d)
21.01	12.85	57,002	1.46		1.51		(0.81)		71	(d)
21.57	13.24	54,912	1.11		1.16		(0.43)		71	(d)
21.17	12.68	33,931	1.61		1.66		(0.94)		71	(d)

19.09	12.89	799,256	1.37		1.44		(0.76)		57	(d)
17.27	12.00	21,174	2.12		2.19		(1.51)		57	(d)
17.11	11.98	129,009	2.12		2.19		(1.51)		57	(d)
20.21	13.35	2,216,786	0.97		1.04		(0.35)		57	(d)
18.80	12.78	60,893	1.47		1.54		(0.86)		57	(d)
19.23	13.18	12,823	1.12		1.19		(0.49)		57	(d)
18.97	12.58	7,954	1.62		1.69		(0.97)		57	(d)

16.91	(15.03)	641,989	1.45		1.50		(0.58)		78
15.42	(15.64)	27,191	2.20		2.25		(1.33)		78
15.28	(15.62)	85,240	2.20		2.25		(1.33)		78
17.83	(14.66)	1,257,148	1.05		1.10		(0.19)		78
16.67	(15.08)	30,614	1.55		1.60		(0.74)		78
16.99	(14.81)	1,382	1.20		1.25		(0.46)		78
16.85	(15.20)	934	1.70		1.75		(0.94)		78

21.68	(1.25)	851,222	1.47		1.47		(0.54)		81
20.06	(1.99)	48,770	2.22		2.22		(1.28)		81
19.89	(2.00)	116,837	2.22		2.22		(1.29)		81
22.67	(0.87)	938,726	1.07		1.07		(0.14)		81
21.41	(1.35)	10,601	1.57		1.57		(0.64)		81
21.72	(2.01)	10	1.22	(c)	1.22	(c)	(0.35	)(c)	81
21.65	(2.32)	10	1.72	(c)	1.72	(c)	(0.81	)(c)	81

25.20	27.46	954,089	1.47		1.48		(0.90)		67
23.72	26.45	64,011	2.22		2.23		(1.66)		67
23.55	26.49	126,425	2.22		2.23		(1.65)		67
26.11	27.92	853,836	1.07		1.08		(0.50)		67
24.95	27.36	11,597	1.57		1.58		(1.00)		67

The accompanying notes are an integral part of these financial statements.          93

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distributions to
	Net asset				shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	realized
Year - Share Class	of period	loss(a)	gain (loss)	operations	gains

FOR THE SIX MONTHS ENDED FEBRUARY 29, (UNAUDITED)
2012 - A	$13.67	$(0.06)	$2.25	$2.19	$(0.66)
2012 - B	12.98	(0.10)	2.12	2.02	(0.66)
2012 - C	12.98	(0.10)	2.11	2.01	(0.66)
2012 - Institutional	13.98	(0.03)	2.30	2.27	(0.66)
2012 - Service	13.53	(0.06)	2.22	2.16	(0.66)
2012 - IR	13.81	(0.04)	2.27	2.23	(0.66)
2012 - R	13.55	(0.07)	2.22	2.15	(0.66)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2011 - A	12.08	(0.15)	2.01	1.86	(0.27)
2011 - B	11.57	(0.24)	1.92	1.68	(0.27)
2011 - C	11.56	(0.24)	1.93	1.69	(0.27)
2011 - Institutional	12.30	(0.09)	2.04	1.95	(0.27)
2011 - Service	11.97	(0.16)	1.99	1.83	(0.27)
2011 - IR	12.17	(0.10)	2.01	1.91	(0.27)
2011 - R	12.01	(0.18)	1.99	1.81	(0.27)

2010 - A	10.63	(0.12)	1.57	1.45	—
2010 - B	10.25	(0.20)	1.52	1.32	—
2010 - C	10.25	(0.21)	1.52	1.31	—
2010 - Institutional	10.78	(0.07)	1.59	1.52	—
2010 - Service	10.54	(0.13)	1.56	1.43	—
2010 - IR	10.68	(0.09)	1.58	1.49	—
2010 - R	10.59	(0.15)	1.57	1.42	—

2009 - A	12.25	(0.05)	(1.57)	(1.62)	—
2009 - B	11.90	(0.11)	(1.54)	(1.65)	—
2009 - C	11.90	(0.11)	(1.54)	(1.65)	—
2009 - Institutional	12.37	(0.02)	(1.57)	(1.59)	—
2009 - Service	12.16	(0.06)	(1.56)	(1.62)	—
2009 - IR	12.27	(0.04)	(1.55)	(1.59)	—
2009 - R	12.22	(0.08)	(1.55)	(1.63)	—

2008 - A	13.48	(0.09)	(0.20)	(0.29)	(0.94	)(d)
2008 - B	13.22	(0.18)	(0.20)	(0.38)	(0.94	)(d)
2008 - C	13.21	(0.18)	(0.19)	(0.37)	(0.94	)(d)
2008 - Institutional	13.55	(0.04)	(0.20)	(0.24)	(0.94	)(d)
2008 - Service	13.40	(0.10)	(0.20)	(0.30)	(0.94	)(d)
2008 - IR (Commenced November 30, 2007)	13.79	(0.04)	(0.54)	(0.58)	(0.94	)(d)
2008 - R (Commenced November 30, 2007)	13.79	(0.09)	(0.54)	(0.63)	(0.94	)(d)

2007 - A	10.42	(0.11)	3.17	3.06	—
2007 - B	10.30	(0.20)	3.12	2.92	—
2007 - C	10.30	(0.20)	3.11	2.91	—
2007 - Institutional	10.44	(0.06)	3.17	3.11	—
2007 - Service	10.37	(0.12)	3.15	3.03	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Includes a distribution from capital of $0.01 per share.

94          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		loss		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$15.20	16.57%	$382,057	1.35	%(c)	1.50	%(c)	(0.82	)%(c)	29%
14.34	16.13	5,356	2.10	(c)	2.25	(c)	(1.57	)(c)	29
14.33	16.06	85,985	2.10	(c)	2.25	(c)	(1.57	)(c)	29
15.59	16.79	283,457	0.95	(c)	1.10	(c)	(0.42	)(c)	29
15.03	16.53	6,152	1.45	(c)	1.60	(c)	(0.91	)(c)	29
15.38	16.70	42,382	1.10	(c)	1.25	(c)	(0.55	)(c)	29
15.04	16.42	19,720	1.60	(c)	1.75	(c)	(1.06	)(c)	29

13.67	15.30	403,960	1.47		1.50		(0.99)		53
12.98	14.41	5,343	2.22		2.25		(1.75)		53
12.98	14.51	79,875	2.22		2.25		(1.74)		53
13.98	15.77	340,712	1.07		1.10		(0.59)		53
13.53	15.19	5,879	1.57		1.60		(1.08)		53
13.81	15.60	30,858	1.22		1.25		(0.71)		53
13.55	14.97	15,370	1.72		1.75		(1.24)		53

12.08	13.64	267,826	1.50		1.54		(0.98)		48
11.57	12.88	6,024	2.25		2.29		(1.73)		48
11.56	12.78	47,685	2.25		2.29		(1.73)		48
12.30	14.10	222,616	1.10		1.14		(0.58)		48
11.97	13.57	2,762	1.60		1.64		(1.07)		48
12.17	13.95	15,059	1.25		1.29		(0.72)		48
12.01	13.41	10,318	1.75		1.79		(1.23)		48

10.63	(13.22)	122,262	1.50		1.68		(0.59)		55
10.25	(13.87)	4,882	2.25		2.43		(1.32)		55
10.25	(13.87)	18,220	2.25		2.43		(1.34)		55
10.78	(12.85)	103,383	1.10		1.28		(0.17)		55
10.54	(13.32)	1,196	1.60		1.78		(0.71)		55
10.68	(12.96)	131	1.25		1.43		(0.44)		55
10.59	(13.34)	533	1.75		1.93		(0.90)		55

12.25	(2.65)	59,269	1.50		1.68		(0.73)		63
11.90	(3.42)	3,768	2.25		2.43		(1.49)		63
11.90	(3.34)	10,295	2.25		2.43		(1.50)		63
12.37	(2.25)	86,275	1.10		1.28		(0.35)		63
12.16	(2.75)	245	1.60		1.78		(0.84)		63
12.27	(4.69)	10	1.25	(c)	1.43	(c)	(0.48	)(c)	63
12.22	(5.08)	10	1.75	(c)	1.93	(c)	(0.98	)(c)	63

13.48	29.37	26,423	1.50		1.64		(0.89)		68
13.22	28.35	2,477	2.25		2.39		(1.64)		68
13.21	28.25	6,472	2.25		2.39		(1.64)		68
13.55	29.79	76,637	1.10		1.24		(0.49)		68
13.40	29.22	129	1.60		1.74		(0.99)		68

The accompanying notes are an integral part of these financial statements.          95

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distributions to
	Net asset				shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income (loss)(a)	gain (loss)	operations	income

FOR THE SIX MONTHS ENDED FEBRUARY 29, (UNAUDITED)
2012 - A	$9.77	$0.01	$1.31	$1.32	$(0.02)
2012 - B	8.94	(0.03)	1.20	1.17	—
2012 - C	8.95	(0.03)	1.21	1.18	—
2012 - Institutional	10.14	0.03	1.36	1.39	(0.06)
2012 - Service	9.80	0.01	1.31	1.32	(0.02)
2012 - IR	10.10	0.02	1.36	1.38	—
2012 - R	9.74	— (d)	1.31	1.31	—

FOR THE FISCAL YEARS ENDED AUGUST 31,
2011 - A	8.53	0.02	1.25	1.27	(0.03)
2011 - B	7.84	(0.05)	1.15	1.10	—
2011 - C	7.86	(0.05)	1.14	1.09	—
2011 - Institutional	8.85	0.06	1.30	1.36	(0.07)
2011 - Service	8.55	0.02	1.25	1.27	(0.02)
2011 - IR	8.84	0.04	1.29	1.33	(0.07)
2011 - R	8.51	— (d)	1.24	1.24	(0.01)

2010 - A	8.22	0.02	0.30	0.32	(0.01)
2010 - B	7.61	(0.05)	0.28	0.23	—
2010 - C	7.62	(0.05)	0.29	0.24	—
2010 - Institutional	8.52	0.06	0.30	0.36	(0.03)
2010 - Service	8.24	0.01	0.30	0.31	—
2010 - IR	8.51	0.04	0.32	0.36	(0.03)
2010 - R	8.21	— (d)	0.30	0.30	—

2009 - A	10.34	0.01	(2.13)	(2.12)	—
2009 - B	9.65	(0.04)	(2.00)	(2.04)	—
2009 - C	9.67	(0.04)	(2.01)	(2.05)	—
2009 - Institutional	10.68	0.04	(2.20)	(2.16)	—
2009 - Service	10.40	0.01	(2.17)	(2.16)	—
2009 - IR (Commenced January 6, 2009)	7.07	0.02	1.42	1.44	—
2009 - R (Commenced January 6, 2009)	6.83	— (d)	1.38	1.38	—

2008 - A	10.49	(0.05)	(0.10)	(0.15)	—
2008 - B	9.86	(0.12)	(0.09)	(0.21)	—
2008 - C	9.88	(0.12)	(0.09)	(0.21)	—
2008 - Institutional	10.79	(0.01)	(0.10)	(0.11)	—
2008 - Service	10.52	(0.02)	(0.10)	(0.12)	—

2007 - A	9.03	(0.04)	1.50	1.46	—
2007 - B	8.55	(0.11)	1.42	1.31	—
2007 - C	8.57	(0.11)	1.42	1.31	—
2007 - Institutional	9.25	— (d)	1.54	1.54	—
2007 - Service	9.06	(0.05)	1.51	1.46	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Amount is less than $0.005 per share.
(e)	Amount is less than 0.005% of average net assets.

96          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$11.07	13.48%	$194,125	1.15	%(c)	1.51	%(c)	0.13	%(c)	32%
10.11	13.09	1,533	1.90	(c)	2.26	(c)	(0.61	)(c)	32
10.13	13.18	8,838	1.90	(c)	2.26	(c)	(0.62	)(c)	32
11.47	13.77	289,451	0.75	(c)	1.11	(c)	0.53	(c)	32
11.10	13.55	3	1.25	(c)	1.61	(c)	0.16	(c)	32
11.48	13.66	320	0.90	(c)	1.26	(c)	0.33	(c)	32
11.05	13.45	4	1.40	(c)	1.76	(c)	(0.06	)(c)	32

9.77	14.89	199,185	1.15		1.51		0.19		40
8.94	14.03	1,834	1.90		2.26		(0.56)		40
8.95	13.87	8,828	1.90		2.26		(0.56)		40
10.14	15.33	260,481	0.75		1.11		0.58		40
9.80	14.90	2	1.25		1.61		0.21		40
10.10	14.99	125	0.90		1.26		0.42		40
9.74	14.52	4	1.40		1.76		—	(e)	40

8.53	3.83	192,744	1.15		1.53		0.22		60
7.84	3.02	2,716	1.90		2.28		(0.55)		60
7.86	3.15	9,224	1.90		2.28		(0.55)		60
8.85	4.26	264,902	0.75		1.13		0.60		60
8.55	3.76	1	1.25		1.63		0.11		60
8.84	4.25	10	0.90		1.28		0.39		60
8.51	3.65	3	1.40		1.78		0.01		60

8.22	(20.50)	141,371	1.28		1.62		0.12		62
7.61	(21.14)	3,729	2.03		2.37		(0.63)		62
7.62	(21.20)	8,447	2.03		2.37		(0.63)		62
8.52	(20.22)	114,641	0.88		1.22		0.52		62
8.24	(20.77)	1	1.38		1.72		0.10		62
8.51	20.37	3	1.03	(c)	1.37	(c)	0.32	(c)	62
8.21	20.20	3	1.53	(c)	1.87	(c)	0.05	(c)	62

10.34	(1.43)	177,810	1.44		1.52		(0.44)		59
9.65	(2.12)	6,015	2.19		2.27		(1.19)		59
9.67	(2.12)	11,374	2.19		2.27		(1.19)		59
10.68	(1.02)	154,711	1.04		1.12		(0.05)		59
10.40	(1.14)	3	1.54		1.62		(0.20)		59

10.49	16.17	138,613	1.45		1.51		(0.41)		50
9.86	15.32	6,574	2.20		2.26		(1.17)		50
9.88	15.29	10,878	2.20		2.26		(1.16)		50
10.79	16.65	152,059	1.05		1.11		(0.02)		50
10.52	16.11	3	1.55		1.61		(0.55)		50

The accompanying notes are an integral part of these financial statements.          97

GOLDMAN SACHS TECHNOLOGY TOLLKEEPER FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations

	Net asset
	value,	Net		Net realized	Total from
	beginning	investment		and unrealized	investment
Year - Share Class	of period	loss(a)		gain (loss)	operations

FOR THE SIX MONTHS ENDED FEBRUARY 29, (UNAUDITED)
2012 - A	$11.51	$(0.06)		$2.00	$1.94
2012 - B	10.52	(0.10)		1.82	1.72
2012 - C	10.51	(0.10)		1.82	1.72
2012 - Institutional	12.08	(0.04)		2.10	2.06
2012 - Service	11.41	(0.07)		1.99	1.92
2012 - IR	12.06	(0.05)		2.10	2.05

FOR THE FISCAL YEARS ENDED AUGUST 31,
2011 - A	10.43	(0.14)		1.22	1.08
2011 - B	9.60	(0.21)		1.13	0.92
2011 - C	9.59	(0.21)		1.13	0.92
2011 - Institutional	10.90	(0.09)		1.27	1.18
2011 - Service	10.34	(0.15)		1.22	1.07
2011 - IR (Commenced September 30, 2010)	12.30	(0.07)		(0.17)	(0.24)

2010 - A	9.14	(0.11)		1.40	1.29
2010 - B	8.48	(0.17)		1.29	1.12
2010 - C	8.47	(0.17)		1.29	1.12
2010 - Institutional	9.52	(0.07)		1.45	1.38
2010 - Service	9.08	(0.12)		1.38	1.26

2009 - A	10.19	(0.06)		(0.99)	(1.05)
2009 - B	9.52	(0.10)		(0.94)	(1.04)
2009 - C	9.52	(0.11)		(0.94)	(1.05)
2009 - Institutional	10.56	(0.03)		(1.01)	(1.04)
2009 - Service	10.12	(0.07)		(0.97)	(1.04)

FOR THE PERIOD JANUARY 1, 2008 TO AUGUST 31, 2008*
2008 - A	11.52	(0.06)		(1.27)	(1.33)
2008 - B	10.82	(0.10)		(1.20)	(1.30)
2008 - C	10.81	(0.10)		(1.19)	(1.29)
2008 - Institutional	11.91	(0.03)		(1.32)	(1.35)
2008 - Service	11.45	(0.06)		(1.27)	(1.33)

FOR THE FISCAL YEAR ENDED DECEMBER 31,
2007 - A	9.04	(0.10	)(d)(e)	2.58 (f)	2.48
2007 - B	8.55	(0.16	)(d)(e)	2.43 (f)	2.27
2007 - C	8.55	(0.17	)(d)(e)	2.43 (f)	2.26
2007 - Institutional	9.31	(0.06	)(d)(e)	2.66 (f)	2.60
2007 - Service	8.99	(0.11	)(d)(e)	2.57 (f)	2.46

*	The Fund changed its fiscal year end from December 31, 2011.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately $0.01 per share and approximately 0.05% of average net assets.
(e)	Reflects income recognized from non-recurring special dividends which amounted to $0.01 per share and 0.12% of average net assets.
(f)	Reflects an increase of $0.07 per share and 0.67% of average net assets due to payments received for class action settlements received during the year.
(g)	Total return reflects the impact of payments received for class action settlements received during the year. Excluding such payments, the total return would have been 27.32%, 26.43%, 26.32%, 27.82% and 27.25%, respectively.

98          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TECHNOLOGY TOLLKEEPER FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		loss		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$13.45	16.85%	$249,770	1.50	%(c)	1.57	%(c)	(1.08	)%(c)	17%
12.24	16.35	10,034	2.25	(c)	2.32	(c)	(1.83	)(c)	17
12.23	16.37	54,740	2.25	(c)	2.32	(c)	(1.83	)(c)	17
14.14	17.05	51,213	1.10	(c)	1.17	(c)	(0.68	)(c)	17
13.33	16.83	10,165	1.60	(c)	1.67	(c)	(1.17	)(c)	17
14.11	17.00	2,539	1.25	(c)	1.32	(c)	(0.83	)(c)	17

11.51	10.35	244,288	1.50		1.52		(1.07)		64
10.52	9.58	10,408	2.25		2.27		(1.82)		64
10.51	9.59	50,424	2.25		2.27		(1.82)		64
12.08	10.83	54,356	1.10		1.12		(0.66)		64
11.41	10.35	10,826	1.60		1.62		(1.18)		64
12.06	(1.95)	2,449	1.25	(c)	1.27	(c)	(0.59	)(c)	64

10.43	14.11	225,873	1.50		1.63		(1.03)		97
9.60	13.21	13,547	2.25		2.38		(1.78)		97
9.59	13.22	47,001	2.25		2.38		(1.78)		97
10.90	14.50	32,538	1.10		1.23		(0.63)		97
10.34	13.88	11,324	1.60		1.73		(1.12)		97

9.14	(10.22)	196,405	1.50		1.67		(0.76)		52
8.48	(10.92)	17,643	2.25		2.42		(1.49)		52
8.47	(10.94)	44,420	2.25		2.42		(1.51)		52
9.52	(9.85)	21,790	1.10		1.27		(0.37)		52
9.08	(10.28)	6,111	1.60		1.77		(0.88)		52

10.19	(11.63)	184,063	1.44	(c)	1.51	(c)	(0.86	)(c)	29
9.52	(12.01)	33,787	2.19	(c)	2.26	(c)	(1.60	)(c)	29
9.52	(12.03)	49,880	2.19	(c)	2.26	(c)	(1.60	)(c)	29
10.56	(11.34)	17,717	1.04	(c)	1.11	(c)	(0.45	)(c)	29
10.12	(11.62)	3,185	1.54	(c)	1.61	(c)	(0.89	)(c)	29

11.52	27.43 (g)	194,604	1.56	(d)	1.64	(d)	(0.99	)(d)(e)	70
10.82	26.55 (g)	78,493	2.31	(d)	2.39	(d)	(1.73	)(d)(e)	70
10.81	26.43 (g)	61,641	2.31	(d)	2.39	(d)	(1.74	)(d)(e)	70
11.91	27.93 (g)	23,679	1.16	(d)	1.24	(d)	(0.56	)(d)(e)	70
11.45	27.36 (g)	1,441	1.66	(d)	1.74	(d)	(1.07	)(d)(e)	70

The accompanying notes are an integral part of these financial statements.          99

GOLDMAN SACHS U.S. EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 29, (UNAUDITED)
2012 - A	$10.71	$0.05	$1.28	$1.33	$(0.04)	$(0.11)	$(0.15)
2012 - C	10.61	0.01	1.26	1.27	—	(0.11)	(0.11)
2012 - Institutional	10.76	0.07	1.28	1.35	(0.08)	(0.11)	(0.19)
2012 - IR	10.73	0.06	1.28	1.34	(0.04)	(0.11)	(0.15)
2012 - R	10.70	0.04	1.27	1.31	— (d)	(0.11)	(0.11)

FOR THE FISCAL YEAR ENDED AUGUST 31,
2011 - A	9.55	0.03	1.21	1.24	(0.05)	(0.03)	(0.08)
2011 - C	9.49	(0.05)	1.21	1.16	(0.01)	(0.03)	(0.04)
2011 - Institutional	9.57	0.08	1.22	1.30	(0.08)	(0.03)	(0.11)
2011 - IR	9.56	0.06	1.22	1.28	(0.08)	(0.03)	(0.11)
2011 - R	9.53	0.01	1.20	1.21	(0.01)	(0.03)	(0.04)

FOR THE PERIOD ENDED AUGUST 31,
2010 - A (Commenced November 30, 2009)	10.00	0.03	(0.47)	(0.44)	(0.01)	—	(0.01)
2010 - C (Commenced November 30, 2009)	10.00	(0.02)	(0.49)	(0.51)	— (d)	—	— (d)
2010 - Institutional (Commenced November 30, 2009)	10.00	0.06	(0.48)	(0.42)	(0.01)	—	(0.01)
2010 - IR (Commenced November 30, 2009)	10.00	0.05	(0.48)	(0.43)	(0.01)	—	(0.01)
2010 - R (Commenced November 30, 2009)	10.00	0.01	(0.47)	(0.46)	(0.01)	—	(0.01)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Amount is less than $0.005 per share.

100          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$11.89	12.53%	$3,334	1.18	%(c)	3.94	%(c)	0.91	%(c)	46%
11.77	12.06	170	1.93	(c)	4.69	(c)	0.17	(c)	46
11.92	12.69	6,307	0.78	(c)	3.54	(c)	1.37	(c)	46
11.92	12.60	62	0.93	(c)	3.69	(c)	1.10	(c)	46
11.90	12.39	12	1.43	(c)	4.19	(c)	0.68	(c)	46

10.71	12.94	3,110	1.18		4.88		0.29		51
10.61	12.19	139	1.93		5.63		(0.42)		51
10.76	13.54	5,945	0.78		4.48		0.72		51
10.73	13.32	241	0.93		4.63		0.56		51
10.70	12.70	11	1.43		5.13		0.08		51

9.55	(4.44)	777	1.18	(c)	11.67	(c)	0.37	(c)	63
9.49	(5.10)	14	1.93	(c)	12.42	(c)	(0.29	)(c)	63
9.57	(4.20)	4,351	0.78	(c)	11.27	(c)	0.74	(c)	63
9.56	(4.31)	20	0.93	(c)	11.42	(c)	0.62	(c)	63
9.53	(4.65)	10	1.43	(c)	11.92	(c)	0.10	(c)	63

The accompanying notes are an integral part of these financial statements.          101

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements
February 29, 2012 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Diversified/
Fund	Share Classes Offered*	Non-diversified

Capital Growth, Growth Opportunities, Small/Mid Cap Growth and Strategic Growth	A, B, C, Institutional, Service, IR and R	Diversified

Concentrated Growth	A, B, C, Institutional, IR and R	Non-diversified

Flexible Cap Growth,		Diversified
Focused Growth (Commenced operations January 31, 2012) and		Non-diversified
U.S. Equity	A, C, Institutional, IR and R	Diversified

Technology Tollkeeper	A, B, C, Institutional, Service and IR	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under valuation procedures approved by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the investment company on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; and trading halts or suspensions.

B. Investment Income and Investments — Investment income is comprised of interest income and dividend income, and is recorded net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date with realized gains and losses on sales calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

C. Commission Recapture — Certain Funds may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Funds as cash payments and are included in the net realized gain (loss) from investments.

D. In-Kind Transactions — The Funds may allow investors, under certain circumstances, to purchase shares with securities instead of cash. In addition, the Trust reserves the right to redeem an investor’s shares by distributing securities instead of cash. These are known as in-kind transactions. Securities included as part of in-kind purchases and redemptions of Fund shares are valued in the same manner as they are valued for purposes of computing the Fund’s NAV, in accordance with the Funds’ valuation procedures, and such valuations are as of the date the trade is submitted pursuant to the procedures specified in the Funds’ prospectus.

E. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

F. Offering Costs — Offering costs paid in connection with the offering of shares of the Focused Growth Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations.

G. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.
Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
February 29, 2012 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

H. Repurchase Agreements — The Funds may enter into repurchase agreements which involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The levels used for classifying investments are not necessarily an indication of the risk associated with investing in those investments.
The following is a summary of the Funds’ investments categorized in the fair value hierarchy as of February 29, 2012:

CAPITAL GROWTH
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$972,049,273	$—	$—
Short-term Investments	—	600,000	—

CONCENTRATED GROWTH
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$192,409,597	$—	$—

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

3. FAIR VALUE OF INVESTMENTS (continued)

FLEXIBLE CAP GROWTH
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$14,195,036	$—	$—
Short-term Investments	—	100,000	—

FOCUSED GROWTH
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$2,363,480	$—	$—

GROWTH OPPORTUNITIES
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$4,455,926,291	$—	$—
Short-term Investments	—	24,100,000	—

SMALL/MID CAP GROWTH
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$820,617,372	$—	$—
Short-term Investments	—	5,500,000	—

STRATEGIC GROWTH
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$490,409,032	$—	$—

TECHNOLOGY TOLLKEEPER
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$370,352,736	$—	$—
Short-term Investments	—	8,600,000	—

U.S. EQUITY
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$9,836,346	$—	$—
Short-term Investments	—	100,000	—

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
February 29, 2012 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the six months ended February 29, 2012, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net
	First	Next	Next	Next	Over	Effective	Management
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	Rate

Capital Growth	1.00%	0.90%	0.80%	0.80%	0.80%	1.00%	0.70	%#

Concentrated Growth	1.00	0.90	0.86	0.84	0.82	1.00	0.81	#

Flexible Cap Growth	1.00	0.90	0.86	0.84	0.82	1.00	0.81	#

Focused Growth	1.00	0.90	0.86	0.84	0.82	1.00	0.79	#

Growth Opportunities	1.00	1.00	0.90	0.86	0.84	0.95	0.90	#

Small/Mid Cap Growth	1.00	1.00	0.90	0.86	0.84	1.00	0.85	#

Strategic Growth	1.00	0.90	0.86	0.84	0.82	1.00	0.71	#

Technology Tollkeeper	1.00	0.90	0.86	0.84	0.82	1.00	1.00

U.S. Equity	0.70	0.63	0.60	0.59	0.58	0.70	0.70

#	GSAM agreed to waive a portion of its management fee, in order to achieve effective net management fee rates of 0.70%, 0.81%, 0.81%, 0.90%, 0.85% and 0.71% for the Capital Growth, Concentrated Growth, Flexible Cap Growth, Growth Opportunities, Small/Mid Cap Growth and Strategic Growth Funds, respectively, through December 29, 2012, and 0.79% for the Focused Growth Fund through January 31, 2013. Prior to such date GSAM may not terminate the arrangements without the approval of the trustees. Where the application of the above contractual management fee breakpoint schedule would result in a lower management fee rate, the breakpoint schedule will be applied to the Fund’s assets.

B. Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C CDSC. During the six months ended February 29, 2012, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Fund	Class A	Class B	Class C

Capital Growth	$11,300	$—	$300

Concentrated Growth	200	—	—

Flexible Cap Growth	900	N/A	—

Focused Growth	—	N/A	—

Growth Opportunities	18,600	—	400

Small/Mid Cap Growth	18,600	—	—

Strategic Growth	1,000	—	—

Technology Tollkeeper	9,500	—	200

U.S. Equity	—	N/A	—

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Capital Growth, Concentrated Growth, Flexible Cap Growth, Focused Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, Technology Tollkeeper and U.S. Equity Funds are 0.004%, 0.014%, 0.014%, 0.014%, 0.014%, 0.064%, 0.004%, 0.064% and 0.044%, respectively. These Other Expense reimbursements will remain in place through December 29, 2012 (January 31, 2013 for the Focused Growth Fund), and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction in the Funds’ expenses.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
February 29, 2012 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended February 29, 2012, these expense reductions, including any fee waivers and Other Expense reimbursements were as follows (in thousands):

		Other	Total
	Management	Expense	Expense
Fund	Fee Waiver	Reimbursements	Reductions

Capital Growth	$1,443	$223	$1,666

Concentrated Growth	196	131	327

Flexible Cap Growth	15	131	146

Focused Growth	— *	53	53

Growth Opportunities	995	360	1,355

Small/Mid Cap Growth	617	19	636

Strategic Growth	693	176	869

Technology Tollkeeper	—	131	131

U.S. Equity	—	126	126

*	Amount is less than $500
As of February 29, 2012, the amounts owed to affiliates of the Funds were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Capital Growth	$621	$222	$125	$968

Concentrated Growth	123	23	19	165

Flexible Cap Growth	9	2	2	13

Focused Growth	1	— *	— *	1

Growth Opportunities	3,160	372	303	3,835

Small/Mid Cap Growth	553	155	90	798

Strategic Growth	278	47	41	366

Technology Tollkeeper	290	98	48	436

U.S. Equity	5	1	1	7

*	Amount is less than $500

G. Line of Credit Facility — As of February 29, 2012, the Funds (except for the Focused Growth Fund) participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended February 29, 2012, the Funds did not have any borrowings under the facility.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

H. Other Transactions with Affiliates — For the six months ended February 29, 2012, Goldman Sachs did not earn brokerage commissions from the Funds.
The following table provides information about the investment by the Growth Opportunities Fund in shares of issuers of which the Trust is an affiliate for the six months ended February 29, 2012 (in thousands):

	Number of			Number of
	Shares Held			Shares Held
	Beginning	Shares	Shares	End of	Value at End	Dividend
Name of Affiliated Issuer	of Period	Bought	Sold	Period	of Period	Income

RealD, Inc.	3,140	—	(259)	2,881	$34,001	$—

As of February 29, 2012, the Goldman Sachs Profit Sharing Master Trust was the beneficial owner of approximately 7% of total outstanding shares of the Capital Growth Fund.
As of February 29, 2012, the Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding Class A, Class C, Institutional, Service, Class IR and Class R Shares of the following funds:

Fund	Class A	Class C	Institutional	Service	Class IR	Class R

Concentrated Growth	—%	—%	—%	—%	—%	100%

Flexible Cap Growth	—	—	—	—	10	7

Focused Growth	100	100	87	—	100	100

Strategic Growth	—	—	—	65	—	100

U.S. Equity	—	7	38	—	20	100

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended February 29, 2012, were as follows:

Fund	Purchases	Sales and Maturities

Capital Growth	$320,582,138	$548,650,831

Concentrated Growth	32,798,606	98,645,213

Flexible Cap Growth	2,772,134	10,973,455

Focused Growth	2,248,300	21,634

Growth Opportunities	1,210,009,675	1,514,306,245

Small/Mid Cap Growth	237,316,046	407,775,696

Strategic Growth	154,360,924	193,070,366

Technology Tollkeeper	61,060,979	117,961,402

U.S. Equity	4,104,351	4,510,745

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
February 29, 2012 (Unaudited)

6. TAX INFORMATION

As of the Funds’ most recent fiscal year end, August 31, 2011, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

			Flexible		Small/Mid
	Capital	Concentrated	Cap	Growth	Cap	Strategic	Technology	U.S.
	Growth	Growth	Growth	Opportunities	Growth	Growth	Tollkeeper	Equity

Capital loss carryforward:(1)
Expiring 2012	$—	$—	$—	$—	$—	$—	$(1,145,651)	$—
Expiring 2017	—	(5,541,279)	—	—	—	(3,587,539)	—	—
Expiring 2018	(105,084,155)	(31,343,315)	—	—	—	(17,420,270)	—	—

Total capital loss carryforward	(105,084,155)	(36,884,594)	—	—	—	(21,007,809)	(1,145,651)	—

(1)	Expiration occurs on August 31 of the year indicated.

As of February 29, 2012, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

			Flexible			Small/Mid
	Capital	Concentrated	Cap	Focused	Growth	Cap	Strategic	Technology	U.S.
	Growth	Growth	Growth	Growth	Opportunities	Growth	Growth	Tollkeeper	Equity

Tax Cost	$703,319,827	$134,552,730	$11,364,602	$2,226,986	$3,733,236,810	$695,738,778	$427,614,921	$340,386,392	$9,006,548

Gross unrealized gain	284,795,087	62,435,524	3,396,433	142,309	883,692,071	169,462,502	77,193,172	62,378,565	1,164,518
Gross unrealized loss	(15,465,641)	(4,578,657)	(465,999)	(5,815)	(136,902,590)	(39,083,908)	(14,399,061)	(23,812,221)	(234,720)

Net unrealized gain	$269,329,446	$57,856,867	$2,930,434	$136,494	$746,789,481	$130,378,594	$62,794,111	$38,566,344	$929,798

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales, differences related to the tax treatment of partnership investments and underlying fund investments.
GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Funds’ Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Liquidity Risk — The Funds may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

7. OTHER RISKS (continued)

Portfolio Concentration Risk — The Technology Tollkeeper Fund invests primarily in equity securities of high-quality technology, media, or service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage (“Technology Tollkeeper” companies). Because of its focus on technology, media and service companies, the Technology Tollkeeper Fund’s investment performance will be closely tied to many factors which affect those companies. The Technology Tollkeeper Fund may also invest in a relatively few number of issuers. As a result, the Technology Tollkeeper Fund’s net asset value is more likely to have greater fluctuations than that of a Fund which is more diversified or invests in other industries.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. OTHER MATTERS

New Accounting Pronouncement — In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective for interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. GSAM is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Funds’ financial statements.
On February 8, 2012, the Commodity Futures Trading Commission (CFTC) adopted amendments to several of its rules relating to commodity pool operators, including Rule 4.5. The Funds currently rely on Rule 4.5’s exclusion from CFTC regulation for regulated investment companies. GSAM is currently evaluating the amendments and their impact, if any, on the Funds’ financial statements.

10. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
February 29, 2012 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Capital Growth Fund

	For the Six Months Ended
	February 29, 2012		For the Fiscal Year Ended
	(Unaudited)		August 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	603,750	$12,825,344	1,555,635	$32,486,114
Reinvestment of distributions	52,304	1,108,332	—	—
Shares converted from Class B(a)	194,589	3,966,007	517,341	10,669,416
Shares redeemed	(3,711,843)	(77,902,901)	(9,761,969)	(205,815,453)

	(2,861,200)	(60,003,218)	(7,688,993)	(162,659,923)

Class B Shares
Shares sold	17,641	339,321	37,200	690,543
Shares converted to Class A(a)	(220,931)	(3,966,007)	(584,652)	(10,669,416)
Shares redeemed	(283,473)	(5,191,627)	(833,291)	(15,373,996)

	(486,763)	(8,818,313)	(1,380,743)	(25,352,869)

Class C Shares
Shares sold	123,467	2,319,704	287,552	5,331,690
Reinvestment of distributions	—	—	—	—
Shares redeemed	(451,288)	(8,441,442)	(1,074,546)	(20,011,568)

	(327,821)	(6,121,738)	(786,994)	(14,679,878)

Institutional Shares
Shares sold	400,745	9,002,687	2,838,681	61,830,828
Reinvestment of distributions	34,518	766,649	50,006	1,093,150
Shares redeemed	(7,655,391)	(167,883,948)	(7,556,910)	(170,626,973)

	(7,220,128)	(158,114,612)	(4,668,223)	(107,702,995)

Service Shares
Shares sold	6,827	142,941	4,427	91,571
Reinvestment of distributions	33	693	—	—
Shares redeemed	(7,085)	(151,917)	(13,929)	(290,405)

	(225)	(8,283)	(9,502)	(198,834)

Class IR Shares
Shares sold	77,489	1,834,053	71,697	1,465,515
Reinvestment of distributions	452	9,608	—	—
Shares redeemed	(12,306)	(265,807)	(903)	(17,390)

	65,635	1,577,854	70,794	1,448,125

Class R Shares
Shares sold	2,692	55,833	10,512	216,325
Reinvestment of distributions	28	579	—	—
Shares redeemed	(1,136)	(23,513)	(6,047)	(123,717)

	1,584	32,899	4,465	92,608

NET INCREASE (DECREASE)	(10,828,918)	$(231,455,411)	(14,459,196)	$(309,053,766)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Concentrated Growth Fund				Flexible Cap Growth Fund

For the Six Months Ended				For the Six Months Ended
February 29, 2012		For the Fiscal Year Ended		February 29, 2012		For the Fiscal Year Ended
(Unaudited)		August 31, 2011		(Unaudited)		August 31, 2011

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

123,984	$1,604,073	1,878,216	$24,476,239	73,803	$773,526	354,170	$3,926,978
—	—	—	—	59,683	598,033	64,917	703,695
96	1,198	1,868	24,166	—	—	—	—
(1,627,210)	(20,988,859)	(3,122,385)	(40,975,515)	(925,383)	(9,123,492)	(479,662)	(5,329,471)

(1,503,130)	(19,383,588)	(1,242,301)	(16,475,110)	(791,897)	(7,751,933)	(60,575)	(698,798)

501	6,127	2,287	28,049	—	—	—	—
(103)	(1,198)	(2,003)	(24,166)	—	—	—	—
(5,520)	(67,442)	(35,631)	(428,889)	—	—	—	—

(5,122)	(62,513)	(35,347)	(425,006)	—	—	—	—

78,007	889,938	145,038	1,716,565	14,587	146,948	51,323	555,682
—	—	—	—	5,501	53,517	3,270	34,763
(25,727)	(305,186)	(107,534)	(1,313,120)	(16,738)	(164,185)	(28,490)	(300,527)

52,280	584,752	37,504	403,445	3,350	36,280	26,103	289,918

135,111	1,740,533	1,246,480	17,062,901	6,457	67,734	119,276	1,365,188
19,907	266,563	13,121	175,827	22,870	233,496	14,546	159,860
(4,058,839)	(51,368,092)	(2,653,330)	(36,420,315)	(8,431)	(88,220)	(71,293)	(740,748)

(3,903,821)	(49,360,996)	(1,393,729)	(19,181,587)	20,896	213,010	62,529	784,300

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

3,442	43,400	24,640	315,852	1,401	14,000	8,601	91,517
112	1,459	10	128	672	6,825	208	2,276
(1,702)	(21,955)	(3,670)	(50,893)	(1,444)	(15,634)	(2,305)	(23,650)

1,852	22,904	20,980	265,087	629	5,191	6,504	70,143

—	—	—	—	14,631	136,988	1	13
—	—	—	—	938	9,321	47	510
—	—	—	—	(4)	(44)	(1)	(13)

—	—	—	—	15,565	146,265	47	510

(5,357,941)	$(68,199,441)	(2,612,893)	$(35,413,171)	(751,457)	$(7,351,187)	34,608	$446,073

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
February 29, 2012 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Focused Growth Fund(b)

	For the Period Ended
	February 29, 2012
	(Unaudited)

	Shares	Dollars

Class A Shares
Shares sold	1,000	$10,000
Reinvestment of distributions	—	—
Shares converted from Class B(a)	—	—
Shares redeemed	—	—

	1,000	10,000

Class B Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares converted to Class A(a)	—	—
Shares redeemed	—	—

	—	—

Class C Shares
Shares sold	1,000	10,000
Reinvestment of distributions	—	—
Shares redeemed	—	—

	1,000	10,000

Institutional Shares
Shares sold	224,729	2,260,000
Reinvestment of distributions	—	—
Shares redeemed in connection with in-kind transactions	—	—
Shares redeemed	—	—

	224,729	2,260,000

Service Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—

	—	—

Class IR Shares
Shares sold	1,000	10,000
Reinvestment of distributions	—	—
Shares redeemed	—	—

	1,000	10,000

Class R Shares
Shares sold	1,000	10,000
Reinvestment of distributions	—	—
Shares redeemed	—	—

	1,000	10,000

NET INCREASE (DECREASE)	228,729	$2,300,000

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on January 31, 2012.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Growth Opportunities Fund				Small/Mid Cap Growth Fund

For the Six Months Ended				For the Six Months Ended
February 29, 2012		For the Fiscal Year Ended		February 29, 2012		For the Fiscal Year Ended
(Unaudited)		August 31, 2011		(Unaudited)		August 31, 2011

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

6,617,854	$139,976,076	28,906,119	$662,459,985	3,411,805	$47,495,948	17,806,338	$260,408,456
2,839,155	59,650,646	411,473	9,319,866	1,220,980	16,666,374	437,802	6,339,378
18,516	379,966	43,737	969,396	7,410	97,570	17,216	245,731
(13,081,495)	(278,295,699)	(21,596,067)	(493,785,810)	(9,051,007)	(123,999,644)	(10,880,532)	(156,089,376)

(3,605,970)	(78,289,011)	7,765,262	178,963,437	(4,410,812)	(59,739,752)	7,380,824	110,904,189

13,392	260,072	55,012	1,136,278	19,158	250,812	86,654	1,212,417
50,305	938,689	10,587	216,297	15,992	206,298	8,458	116,888
(20,763)	(379,966)	(48,496)	(969,396)	(7,836)	(97,570)	(18,064)	(245,731)
(172,073)	(3,261,769)	(388,110)	(7,863,037)	(65,396)	(848,297)	(186,162)	(2,571,648)

(129,139)	(2,442,974)	(371,007)	(7,479,858)	(38,082)	(488,757)	(109,114)	(1,488,074)

671,486	12,609,131	2,589,720	52,729,316	614,943	8,095,365	3,432,872	48,233,787
422,485	7,807,516	60,687	1,228,306	235,881	3,040,509	67,111	927,466
(1,477,655)	(27,777,911)	(1,847,824)	(37,440,017)	(1,007,638)	(13,052,407)	(1,467,811)	(20,315,206)

(383,684)	(7,361,264)	802,583	16,517,605	(156,814)	(1,916,533)	2,032,172	28,846,047

19,137,104	433,660,690	56,802,531	1,376,785,326	4,311,291	60,523,057	16,191,873	241,966,283
4,498,136	100,983,169	646,278	15,517,136	722,281	10,097,488	208,987	3,084,657
—	—	(1,064,468)	(27,101,361)	—	—	—	—
(27,668,760)	(632,277,634)	(40,904,735)	(981,848,752)	(11,225,229)	(156,082,046)	(10,124,193)	(151,495,416)

(4,033,520)	(97,633,775)	15,479,606	383,352,349	(6,191,657)	(85,461,501)	6,276,667	93,555,524

287,307	6,049,536	885,822	19,906,308	109,977	1,536,312	382,636	5,451,942
121,131	2,500,144	22,720	506,419	5,394	72,774	1,444	20,703
(481,631)	(10,088,397)	(1,435,145)	(32,296,457)	(140,527)	(1,904,044)	(180,265)	(2,637,933)

(73,193)	(1,538,717)	(526,603)	(11,883,730)	(25,156)	(294,958)	203,815	2,834,712

670,462	14,310,765	2,510,383	55,981,006	1,013,941	14,382,396	2,112,253	30,220,391
166,081	3,529,228	7,946	181,396	109,459	1,510,526	19,223	280,657
(621,559)	(13,679,986)	(639,883)	(14,833,736)	(602,141)	(8,357,990)	(1,134,031)	(16,477,006)

214,984	4,160,007	1,878,446	41,328,666	521,259	7,534,932	997,445	14,024,042

599,432	12,720,784	1,440,580	32,841,821	298,147	4,146,377	505,920	7,448,163
123,115	2,560,779	6,967	156,695	58,489	790,187	17,133	246,367
(240,453)	(5,043,890)	(264,256)	(6,053,724)	(179,639)	(2,473,356)	(248,097)	(3,637,035)

482,094	10,237,673	1,183,291	26,944,792	176,997	2,463,208	274,956	4,057,495

(7,528,428)	$(172,868,061)	26,211,578	$627,743,261	(10,124,265)	$(137,903,361)	17,056,765	$252,733,935

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
February 29, 2012 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Strategic Growth Fund

	For the Six Months Ended
	February 29, 2012		For the Fiscal Year Ended
	(Unaudited)		August 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,649,706	$35,214,237	5,919,661	$59,685,127
Reinvestment of distributions	29,590	295,906	59,355	594,739
Shares converted from Class B(a)	7,452	71,687	9,608	91,784
Shares redeemed	(6,544,090)	(65,428,468)	(8,187,213)	(82,372,278)

	(2,857,342)	(29,846,638)	(2,198,589)	(22,000,628)

Class B Shares
Shares sold	3,380	31,366	12,741	118,166
Shares converted to Class A(a)	(8,141)	(71,687)	(10,455)	(91,784)
Shares redeemed	(48,708)	(431,989)	(143,329)	(1,317,333)

	(53,469)	(472,310)	(141,043)	(1,290,951)

Class C Shares
Shares sold	14,408	132,818	147,513	1,365,131
Reinvestment of distributions	—	—	—	—
Shares redeemed	(127,744)	(1,173,031)	(335,584)	(3,086,238)

	(113,336)	(1,040,213)	(188,071)	(1,721,107)

Institutional Shares
Shares sold	7,132,563	69,674,705	9,469,965	98,906,315
Reinvestment of distributions	145,344	1,504,317	164,784	1,708,805
Shares redeemed	(7,727,662)	(79,385,923)	(13,866,852)	(144,042,805)

	(449,755)	(8,206,901)	(4,232,103)	(43,427,685)

Service Shares
Shares sold	60	583	21	227
Reinvestment of distributions	1	4	1	4
Shares redeemed	—	—	—	—

	61	587	22	231

Class IR Shares
Shares sold	24,066	250,355	139,872	1,487,947
Reinvestment of distributions	—	—	72	740
Shares redeemed	(8,560)	(94,239)	(128,653)	(1,230,199)

	15,506	156,116	11,291	258,488

Class R Shares
Reinvestment of distributions	—	—	1	2

NET DECREASE	(3,458,335)	$(39,409,359)	(6,748,492)	$(68,181,650)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Technology Tollkeeper Fund

	For the Six Months Ended
	February 29, 2012		For the Fiscal Year Ended
	(Unaudited)		August 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,164,284	$25,963,240	9,661,103	$124,129,224
Reinvestment of distributions	—	—	—	—
Shares converted from Class B(a)	54,052	620,774	185,626	2,295,614
Shares redeemed	(4,861,707)	(55,744,179)	(10,294,484)	(131,156,646)

	(2,643,371)	(29,160,165)	(447,755)	(4,731,808)

Class B Shares
Shares sold	9,622	108,715	34,490	411,268
Shares converted to Class A(a)	(59,186)	(620,774)	(202,269)	(2,295,614)
Shares redeemed	(119,792)	(1,284,874)	(254,401)	(2,960,913)

	(169,356)	(1,796,933)	(422,180)	(4,845,259)

Class C Shares
Shares sold	277,300	2,996,734	1,336,301	15,824,448
Reinvestment of distributions	—	—	—	—
Shares redeemed	(598,873)	(6,480,450)	(1,439,517)	(16,682,706)

	(321,573)	(3,483,716)	(103,216)	(858,258)

Institutional Shares
Shares sold	1,206,912	14,937,796	3,814,658	51,912,763
Reinvestment of distributions	—	—	—	—
Shares redeemed	(2,083,522)	(25,176,882)	(2,301,612)	(29,939,796)

	(876,610)	(10,239,086)	1,513,046	21,972,967

Service Shares
Shares sold	1,250,773	14,320,427	904,887	11,519,099
Reinvestment of distributions	—	—	—	—
Shares redeemed	(1,436,820)	(17,239,229)	(1,050,906)	(12,565,541)

	(186,047)	(2,918,802)	(146,019)	(1,046,442)

Class IR Shares(b)
Shares sold	4,176	55,129	208,505	2,621,331
Reinvestment of distributions	—	—	—	—
Shares redeemed	(27,235)	(342,254)	(5,486)	(69,586)

	(23,059)	(287,125)	203,019	2,551,745

Class R Shares
Reinvestment of distributions	—	—	—	—

NET INCREASE (DECREASE)	(4,220,016)	$(47,885,827)	596,895	$13,042,945

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on September 30, 2010.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
February 29, 2012 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	U.S. Equity Fund

	For the Six Months Ended
	February 29, 2012		For the Fiscal Year Ended
	(Unaudited)		August 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	30,509	$324,406	305,574	$3,519,033
Reinvestment of distributions	3,237	35,118	286	3,204
Shares converted from Class B(a)	—	—	—	—
Shares redeemed	(43,556)	(474,461)	(96,969)	(1,066,675)

	(9,810)	(114,937)	208,891	2,455,562

Class B Shares
Shares sold	—	—	—	—
Shares converted to Class A(a)	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

Class C Shares
Shares sold	3,335	37,345	11,980	138,657
Reinvestment of distributions	129	1,397	17	193
Shares redeemed	(2,070)	(22,451)	(413)	(4,729)

	1,394	16,291	11,584	134,121

Institutional Shares
Shares sold	98,918	1,131,402	120,058	1,360,764
Reinvestment of distributions	5,516	59,956	2,411	27,103
Shares redeemed	(127,944)	(1,369,194)	(24,404)	(274,184)

	(23,510)	(177,836)	98,065	1,113,683

Service Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

Class IR Shares
Shares sold	1,997	22,500	20,821	233,650
Reinvestment of distributions	112	1,222	122	1,375
Shares redeemed	(19,406)	(209,515)	(596)	(7,090)

	(17,297)	(185,793)	20,347	227,935

Class R Shares
Reinvestment of distributions	11	115	4	42

NET INCREASE (DECREASE)	(49,212)	$(462,160)	338,891	$3,931,343

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Fund Expenses — Six Month Period Ended February 29, 2012 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2011 through February 29, 2012.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Capital Growth Fund				Concentrated Growth Fund				Flexible Cap Growth Fund				Focused Growth Fund(a)				Growth Opportunities Fund
				Expenses				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months	Account	Account		period	Account	Account		6 months
	Value	Value		ended	Value	Value		ended	Value	Value		ended	Value	Value		ended	Value	Value		ended
Share Class	9/1/11	2/29/12		2/29/12*	9/1/11	2/29/12		2/29/12*	9/1/11	2/29/12		2/29/12*	2/1/12	2/29/12		2/29/12*	9/1/11	2/29/12		2/29/12*
Class A
Actual	$1,000.00	$1,150.90		$6.10	$1,000.00	$1,141.60		$6.71	$1,000.00	$1,136.90		$6.69	$1,000.00	$1,065.00		$1.01	$1,000.00	$1,170.10		$7.28
Hypothetical 5% return	1,000.00	1,019.19	+	5.72	1,000.00	1,018.60	+	6.32	1,000.00	1,018.60	+	6.32	1,000.00	1,002.98	+	0.98	1,000.00	1,018.15	+	6.77

Class B
Actual	1,000.00	1,146.20		10.09	1,000.00	1,137.90		10.68	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,166.00		11.31
Hypothetical 5% return	1,000.00	1,015.47	+	9.47	1,000.00	1,014.87	+	10.07	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,014.42	+	10.52

Class C
Actual	1,000.00	1,146.40		10.09	1,000.00	1,138.10		10.69	1,000.00	1,133.50		10.66	1,000.00	1,065.00		1.63	1,000.00	1,065.90		11.31
Hypothetical 5% return	1,000.00	1,015.47	+	9.47	1,000.00	1,014.87	+	10.07	1,000.00	1,014.87	+	10.07	1,000.00	1,002.38	+	1.58	1,000.00	1,014.42	+	10.52

Institutional
Actual	1,000.00	1,152.70		3.96	1,000.00	1,143.30		4.58	1,000.00	1,139.50		4.57	1,000.00	1,065.00		0.69	1,000.00	1,172.80		5.13
Hypothetical 5% return	1,000.00	1,021.18	+	3.72	1,000.00	1,020.59	+	4.32	1,000.00	1,020.59	+	4.32	1,000.00	1,003.30	+	0.67	1,000.00	1,020.14	+	4.77

Service
Actual	1,000.00	1,150.10		6.63	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,169.60		7.82
Hypothetical 5% return	1,000.00	1,018.70	+	6.22	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,017.65	+	7.27

Class IR
Actual	1,000.00	1,152.00		4.76	1,000.00	1,143.30		5.38	1,000.00	1,139.30		5.37	1,000.00	1,065.00		0.81	1,000.00	1,171.70		5.94
Hypothetical 5% return	1,000.00	1,020.44	+	4.47	1,000.00	1,019.84	+	5.07	1,000.00	1,019.84	+	5.07	1,000.00	1,003.18	+	0.79	1,000.00	1,019.39	+	5.52

Class R
Actual	1,000.00	1,149.30		7.43	1,000.00	1,140.60		8.04	1,000.00	1,136.00		8.02	1,000.00	1,065.00		1.22	1,000.00	1,168.70		8.63
Hypothetical 5% return	1,000.00	1,017.95	+	6.97	1,000.00	1,017.35	+	7.57	1,000.00	1,017.35	+	7.57	1,000.00	1,002.78	+	1.18	1,000.00	1,016.91	+	8.02

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Fund Expenses — Six Month Period Ended February 29, 2012 (Unaudited) (continued)

	Small/Mid Cap Growth Fund				Strategic Growth Fund				Technology Tollkeeper Fund				U.S. Equity Fund
				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the				Paid for the
	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months	Beginning	Ending		6 months
	Value	Value		ended	Value	Value		ended	Value	Value		ended	Account Value	Account Value		ended
Share Class	9/1/11	2/29/12		2/29/12*	9/1/11	2/29/12		2/29/12*	9/1/11	2/29/12		2/29/12*	9/1/11	2/29/12		2/29/12*
Class A
Actual	$1,000.00	$1,165.70		$7.27	$1,000.00	$1,134.80		$6.10	$1,000.00	$1,168.50		$8.09	$1,000.00	$1,125.30		$6.24
Hypothetical 5% return	1,000.00	1,018.15	+	6.77	1,000.00	1,019.14	+	5.77	1,000.00	1,017.40	+	7.52	1,000.00	1,019.00	+	5.92

Class B
Actual	1,000.00	1,161.30		11.28	1,000.00	1,130.90		10.07	1,000.00	1,163.50		12.10	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,014.42	+	10.52	1,000.00	1,015.42	+	9.52	1,000.00	1,013.67	+	11.27	N/A	N/A		N/A

Class C
Actual	1,000.00	1,160.60		11.28	1,000.00	1,131.80		10.07	1,000.00	1,163.70		12.10	1,000.00	1,120.60		10.18
Hypothetical 5% return	1,000.00	1,014.42	+	10.52	1,000.00	1,015.42	+	9.52	1,000.00	1,013.67	+	11.27	1,000.00	1,015.27	+	9.67

Institutional
Actual	1,000.00	1,167.90		5.12	1,000.00	1,137.70		3.99	1,000.00	1,170.50		5.94	1,000.00	1,126.90		4.12
Hypothetical 5% return	1,000.00	1,020.14	+	4.77	1,000.00	1,021.13	+	3.77	1,000.00	1,019.39	+	5.52	1,000.00	1,020.98	+	3.92

Service
Actual	1,000.00	1,165.30		7.81	1,000.00	1,135.50		6.64	1,000.00	1,168.30		8.63	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,017.65	+	7.27	1,000.00	1,018.65	+	6.27	1,000.00	1,016.91	+	8.02	N/A	N/A		N/A

Class IR
Actual	1,000.00	1,167.00		5.93	1,000.00	1,136.60		4.78	1,000.00	1,170.00		6.74	1,000.00	1,126.00		4.92
Hypothetical 5% return	1,000.00	1,019.39	+	5.52	1,000.00	1,020.39	+	4.52	1,000.00	1,018.65	+	6.27	1,000.00	1,020.24	+	4.67

Class R
Actual	1,000.00	1,164.20		8.61	N/A	1,134.50		7.43	N/A	N/A		N/A	1,000.00	1,123.90		7.55
Hypothetical 5% return	1,000.00	1,016.91	+	8.02	N/A	1,017.90	+	7.02	N/A	N/A		N/A	1,000.00	1,017.75	+	7.17

(a)	Commenced operations on January 31, 2012.

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended February 29, 2012. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Capital Growth	1.14%	1.89%	1.89%	0.74%	1.24%	0.89%	1.39%
Concentrated Growth	1.26	2.01	2.01	0.86	N/A	1.01	1.51
Flexible Cap Growth	1.26	N/A	2.01	0.86	N/A	1.01	1.51
Focused Growth	1.24	N/A	1.99	0.84	N/A	0.99	1.49
Growth Opportunities	1.35	2.10	2.10	0.95	1.45	1.10	1.60
Small Mid/Cap Growth	1.35	2.10	2.10	0.95	1.45	1.10	1.60
Strategic Growth	1.15	1.90	1.90	0.75	1.25	0.90	1.40
Technology Tollkeeper	1.50	2.25	2.25	1.10	1.60	1.25	N/A
U.S. Equity	1.18	N/A	1.93	0.78	N/A	0.93	1.43

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Divisionof Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With $705.8 billion in assets under management as of December 31, 2011, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, LP and its Investment Advisory Affiliates. Additionally, GSAM ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2]Financial Square Fundssm
■ Financial Square Tax-Exempt Funds
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury Obligations Fund
Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Short Duration Income Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
■ Strategic Income Fund
Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund
Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund
■ High Yield Floating Rate Fund

■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund
Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Focused Growth Fund
■ Small/Mid Cap Growth Fund
■ Flexible Cap Growth Fund
■ Concentrated Growth Fund
■ Technology Tollkeeper Fund
■ Growth Opportunities Fund
■ Rising Dividend Growth Fund
■ U.S. Equity Fund
Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ U.S. Equity Dividend and Premium Fund
■ International Equity Dividend and Premium Fund

■ Structured International Small Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets Equity Fund
Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)
■ N-11 Equity Fund
■ Brazil Equity Fund
■ China Equity Fund
■ Korea Equity Fund
■ India Equity Fund
Select Satellite[3]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund
■ Managed Futures Strategy Fund
Total Portfolio Solutions[3]■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2010 year-end assets. Ranked 10th in total assets worldwide. Pensions & Investments, June 2011.
[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[3]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
Financial Square Fundssm is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown are as of February 29, 2012 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Goldman Sachs Technology Tollkeeper Fundsm is a registered service mark of Goldman, Sachs & Co.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail — 1-800-526-7384) (institutional — 1-800-621-2550).

© 2012 Goldman Sachs. All rights reserved. 71566.MF.MED.TMPL/4/2012 EQGRWSAR12/218K

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The information required by this Item is only required in connection with an annual report on this Form N-CSR.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	April 19, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	April 19, 2012

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	April 19, 2012